Supplement to Prospectus

HC Strategic Shares

Dated November 1, 2022

HC Capital Trust

The date of this Supplement is March 15, 2023

The Intermediate Term Municipal Bond Portfolio (the “Portfolio”): On March 14, 2023, the Board of Trustees of HC Capital Trust (i) approved a Plan of Reorganization (the “Plan”) which involves a transfer of substantially all of the assets of The Intermediate Term Municipal Bond II Portfolio (the “Target Portfolio”) to the Portfolio subject to the approval of the shareholders of the Target Portfolio; and (ii) called a meeting of the shareholders, as of record date April 17, 2023, of the Target Portfolio scheduled to be held on June 19, 2023 for the purpose of approving the Plan. Proxy materials relating to the shareholder meeting will be forthcoming.

The Value Equity Portfolio, The Growth Equity Portfolio, The Institutional U.S. Equity Portfolio and The Small Capitalization – Mid Capitalization Equity Portfolio: the following is inserted prior to the subsection “Shareholder Information: Purchases and Redemptions” under the section “Additional Information” on page 171 of the Prospectus:

ReFlow Liquidity Program

Each of the The Value Equity Portfolio, The Growth Equity Portfolio, The Institutional U.S. Equity Portfolio and The Small Capitalization – Mid Capitalization Equity Portfolio may participate in the ReFlow liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Pursuant to the program, ReFlow Fund, LLC (“ReFlow”) provides participating mutual funds with a source of cash to meet net shareholder redemptions by standing ready each business day to purchase fund shares up to the value of the net shares redeemed by other shareholders that are to settle the next business day. Following purchases of fund shares, ReFlow then generally redeems those shares when the fund experiences net sales, at the end of a maximum holding period determined by ReFlow (currently 14 days) or at other times at ReFlow’s discretion. While ReFlow holds fund shares, it will have the same rights and privileges with respect to those shares as any other shareholder. For use of the ReFlow service, a participating Portfolio pays a fee to ReFlow each time ReFlow purchases Portfolio shares, calculated by applying to the purchase amount a fee rate determined through an automated daily auction among participating mutual funds. The current minimum fee rate is 0.20% of the value of the participating Portfolio shares purchased by ReFlow although the participating Portfolio may submit a bid at a higher fee rate if it determines that doing so is in the best interest of shareholders. Such fee is allocated among a participating Portfolio’s share classes based on relative net assets. ReFlow’s purchases of participating Portfolio shares through the liquidity program are made on an investment-blind basis without regard to the participating Portfolio’s objective, policies or anticipated performance. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of a participating Portfolio. ReFlow will periodically redeem its entire share position in a participating Portfolio and request that such redemption be met in kind in accordance with the Portfolio’s redemption-in-kind policies described under “Shareholder Information: Purchases and Redemptions” below. The investment adviser believes that the program assists in stabilizing a participating Portfolio’s net assets to the benefit of the participating Portfolio and its shareholders.

The Corporate Opportunities Portfolio (the “Portfolio”): Effective March 31, 2023, Fort Washington Investment Advisors, Inc. (“Fort Washington”), no longer serves as a Specialist Manager for the Portfolio. Accordingly, effective March 31, 2023, the Prospectus is supplemented as shown below with references to Fort Washington deleted entirely.

1. The following replaces the “Investment Subadvisers” section of the Prospectus with respect to the Portfolio on page 84 of the Prospectus:

Investment Subadvisers

City of London Investment Management Company Limited (“CLIM”), MacKay Shields LLC (“MacKay”), Mellon Investments Corporation (“Mellon”) and Parametric Portfolio Associates LLC (“Parametric”) are the Specialist Managers for the Portfolio with responsibility for the management of the Portfolio’s assets that are invested directly in fixed income securities.

2. The “Fort Washington” section is deleted in its entirety under the “Portfolio Managers” section of the Prospectus with respect to the Portfolio on page 84 of the Prospectus.

3. The following replaces the subsection “Specialist Managers” under the section “More Information About Fund Investments and Risks” with respect to the Portfolio on page 146 of the Prospectus:

Specialist Managers.    CLIM, MacKay, Mellon and Parametric currently provide portfolio management services to this Portfolio. The investment selection process for each of these Specialist Managers is described below; further information about the Specialist Managers, individual portfolio managers responsible for day-to-day investment decisions for the Portfolio, and the manner in which the Portfolio's assets are allocated between them appears in the "Specialist Manager Guide" included later in this Prospectus.

4. “The Fort Washington Investment Selection Process” subsection is deleted in its entirety under the “More Information About Fund Investments and Risks” with respect to the Portfolio on page 147 of the Prospectus.

5. The following replaces “The Corporate Opportunities Portfolio” section of the Prospectus:

Page 170 – Additional Information

The Corporate Opportunities Portfolio – The Portfolio is managed by four Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Although asset allocations and fees payable to the Specialist Managers may vary, the figures assume an actual allocation of assets at March 31, 2023 of 0% CLIM, 0% MacKay, 0% Mellon, 95% Parametric Liquidity Strategy, 0% Parametric Options Overlay Strategy, 0% Parametric Targeted Strategy and 5% HC Capital Solutions.

6. The “Fort Washington Investment Advisors, Inc.” section is deleted in its entirety under the “Specialist Manager Guide” section on page 189 of the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

STATEMENT OF ADDITIONAL INFORMATION

HC Strategic Shares

November 1, 2022

As Supplemented March 15, 2023

HC CAPITAL TRUST

FIVE TOWER BRIDGE, 300 BARR HARBOR DRIVE, 5th FLOOR

WEST CONSHOHOCKEN, PA 19428-2970

This Statement of Additional Information is designed to supplement information contained in the Prospectus relating to HC Capital Trust (“Trust”). The Trust is an open-end, series, management investment company registered under the Investment Company Act of 1940, as amended (“Investment Company Act”). HC Capital Solutions serves as the overall investment adviser to the Trust under the terms of two discretionary investment advisory agreements. It generally oversees the services provided to the Trust. HC Capital Solutions is a separate operating division of Hirtle Callaghan & Co., LLC (the “Adviser”). This document although not a Prospectus, is incorporated by reference in its entirety in the Trust’s Prospectus and should be read in conjunction with the Trust’s Prospectus dated November 1, 2022. A copy of the Prospectus is available by contacting the Trust at (800) 242-9596.

Ticker Symbol
The Value Equity Portfolio	HCVEX
The Growth Equity Portfolio	HCEGX
The Institutional U.S. Equity Portfolio	HCIGX
The Small Capitalization—Mid Capitalization Equity Portfolio	HCCEX
The ESG Growth Portfolio	HCESX
The Catholic SRI Growth Portfolio	HCSRX
The International Equity Portfolio	HCIEX
The Institutional International Equity Portfolio	HCINX
The Emerging Markets Portfolio	HCEMX
The Core Fixed Income Portfolio	HCIIX
The Corporate Opportunities Portfolio	HCHYX
The U.S. Government Fixed Income Securities Portfolio	HCUSX
The U.S. Corporate Fixed Income Securities Portfolio	HCXSX
The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio	HCASX
The Short-Term Municipal Bond Portfolio	HCSBX
The Intermediate Term Municipal Bond Portfolio	HCIMX
The Intermediate Term Municipal Bond II Portfolio	HCBSX

This Statement of Additional Information does not contain all of the information set forth in the registration statement filed by the Trust with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933. Copies of the registration statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at its offices in Washington, D.C. The Trust’s Annual Report to Shareholders dated June 30, 2022 accompanies this Statement of Additional Information and is incorporated herein by reference.

The date of this Statement of Additional Information is November 1, 2022, as supplemented March 15, 2023

Corresponding Prospectus Heading

Additional Information
More Information about Fund Investments and Risks
More Information about Fund Investments and Risks
Additional Information
Additional Information
Specialist Manager Guide
Additional Information
Additional Information
N/A
Financial Highlights
N/A

MANAGEMENT OF THE TRUST

GOVERNANCE. The Trust’s Board of Trustees (“Board”) currently consists of five members. A majority of the members of the Board are individuals who are not “interested persons” of the Trust within the meaning of the Investment Company Act; in the discussion that follows, these Board members are referred to as “Independent Trustees.” The remaining Board member is referred to as an “Interested Trustee.” Each Trustee serves until the election and qualification of his or her successor, unless the Trustee sooner retires, resigns or is removed from office.

Day-to-day operations of the Trust are the responsibility of the Trust’s officers, each of whom is elected by, and serves at the pleasure of, the Board. The Board is responsible for overseeing the management of the business and affairs of the Trust and of each of the Trust’s seventeen separate investment portfolios (each, a “Portfolio” and collectively, the “Portfolios”), including the selection and oversight of those investment advisory organizations (“Specialist Managers”) retained by the Trust to provide portfolio management services to the respective Portfolios. The Board may retain new Specialist Managers, or terminate particular Specialist Managers, if the Board deems it appropriate to do so in order to achieve the overall objectives of the Portfolio involved. More detailed information regarding the Trust’s use of a multi-manager structure appears in this Statement of Additional Information under the heading “Management of the Trust: Multi-Manager Structure.”

OFFICERS. The table below sets forth certain information about the Trust’s executive officers.

NAME, ADDRESS, AND AGE	POSITION(S) HELD WITH TRUST	TERM OF OFFICE; TERM SERVED IN OFFICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN

Geoffrey A. Trzepacz Five Tower Bridge, 300 Barr Harbor Drive, W. Conshohocken, PA 19428 Born: 1975	President	Indefinite; President since 12/11/18	Mr. Trzepacz is currently the Chief Operating Officer (COO) of the Adviser since January 2018. Prior to January 2018, he served as COO for the Americas for Aberdeen Asset Management.	17

Colette Bergman Five Tower Bridge, 300 Barr Harbor Drive, W. Conshohocken, PA 19428 Born: 1970	Vice President & Treasurer	Indefinite; Since 6/12/12	Ms. Bergman is currently a Director of the Adviser. She has been with the Adviser for more than five years.	17

Guy Talarico Foreside Fund Officer Services, LLC Three Canal Plaza Suite 100 Portland, ME 04101 Born: 1955	Chief Compliance Officer	Indefinite; Since 4/25/13	Mr. Talarico is a Director, Foreside Fund Officer Services, LLC (dba ACA Global, LLC) since December 2021. Prior to December 2021, Mr. Talarico was President and CEO of Alaric Compliance Services, LLC since the company’s inception in 2004.	17

Umar Ehtisham Five Tower Bridge, 300 Barr Harbor Drive, W. Conshohocken, PA 19428 Born: 1981	Liquidity Risk Officer	Indefinite; Since 12/01/18	Mr. Ehtisham is currently the Chief Compliance & Risk Officer (CCO) of the Adviser since May 2018. Prior to January 2018, he served as Director & CCO at Cipperman Compliance Services (09/2014 – 05/2018).	17

Dimitrios Spiliakos Citi Fund Services 4400 Easton Commons, Suite 200, Columbus, OH 43219 Born: 1977	Secretary	Indefinite; Since 6/14/22	Mr. Spiliakos is a Vice President with Citi Fund Services Ohio, Inc. since May 2022. Prior to May 2022, he served as a Vice President, Regulatory Administration Department, BNY Mellon Investment Servicing (US) Inc. (03/2015 – 04/2022).	17

INDEPENDENT TRUSTEES. The following table sets forth certain information about the Independent Trustees.

NAME, ADDRESS, AND AGE	POSITION(S) HELD WITH TRUST	TERM OF OFFICE; TERM SERVED IN OFFICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD BY TRUSTEE*
John M. Dyer Five Tower Bridge, 300 Barr Harbor Drive, W. Conshohocken, PA 19428 Born: 1954	Trustee	Indefinite: Since 6/18/19	Mr. Dyer is currently a Board member of World Wide Technology (technology services) since 2019. Formerly, Board member of Cox Enterprises, Inc. (technology, communications and automotive services) (“Cox”) (2010-2021); President and CEO of Cox (2014-2017).	17	EBSCO Industries (diversified business) (11/20 to current)

Jarrett Burt Kling Five Tower Bridge, 300 Barr Harbor Drive, W. Conshohocken, PA 19428 Born: 1943	Trustee	Indefinite; Since 7/20/95	For more than the past five years Mr. Kling has been a managing director of CBRE Investment Management, LLC, a registered investment adviser.	17	None

R. Richard Williams Five Tower Bridge, 300 Barr Harbor Drive, W. Conshohocken, PA 19428 Born: 1945	Trustee and Chairman	Indefinite; Trustee Since 7/15/99; Chairman since 3/21/17	Since 2000, Mr. Williams has been the owner of Seaboard Advisers (consulting services).	17	None

Richard W. Wortham, III Five Tower Bridge, 300 Barr Harbor Drive, W. Conshohocken, PA 19428 Born: 1938	Trustee	Indefinite; Since 7/20/95	Mr. Wortham is currently the President and Chief Executive Officer of The Wortham Foundation and has been a Trustee for more than the past five years. Prior to April 2021 and for more than the past five years, Mr. Wortham served as a director of Oncor Electric Delivery Company LLC.	17	None

INTERESTED TRUSTEE. The following table sets forth certain information about the Interested Trustee.

NAME, ADDRESS, AND AGE	POSITION(S) HELD WITH TRUST	TERM OF OFFICE; TERM SERVED IN OFFICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD BY TRUSTEE*
Geoffrey A. Trzepacz ** Five Tower Bridge, 300 Barr Harbor Drive, W. Conshohocken, PA 19428 Born: 1975	Trustee and President	Indefinite; Since 1/01/19	Mr. Trzepacz is currently the Chief Operating Officer (COO) of the Adviser since January 2018. Prior to January 2018, he served as COO for the Americas for Aberdeen Asset Management.	17	None

*	The information in this column relates only to directorships in companies required to file certain reports with the SEC under the various federal securities laws.
**	Mr. Trzepacz is considered to be “interested” as a result of his present positions with the Adviser or its affiliates.

Taken as a whole, the Board represents a broad range of business and investment experience, as well as professional skills. Mr. Williams brings to the Board the experience of a long term business owner, having founded, owned and operated a company that became, during his tenure, the country’s largest distributor of certain industrial equipment, as well as a market leader in pharmaceutical, commercial construction and other business segments. Mr. Williams currently serves as the Board Chairman. Mr. Wortham has over three decades of executive management experience, having served as a Trustee of The Wortham Foundation, a private philanthropic foundation with assets of approximately $150 million. He is also a life trustee of the Museum of Fine Arts Houston, serving on the executive, finance, investment and audit committees, and was a director of a large electrical transmission and distribution company. Mr. Dyer brings to the Board more than 40 years’ experience in business, including executive officer responsibilities as Chief Operating Officer, Chief Financial Officer and Chief Executive Officer of, one of the country’s largest communications, media and cable services providers, Cox Communications. Mr. Dyer currently serves on the Board of Cox. The Interested Trustee, Mr. Trzepacz, was Chief Operating Officer (“COO”) for the Americas for Aberdeen Asset Management prior to joining the Hirtle Callaghan organization, and has served as COO for companies affiliated with Hirtle Callaghan & Co., LLC since January, 2018.

COMMITTEES OF THE BOARD OF TRUSTEES. The Board has established three committees to assist the Trustees in fulfilling their oversight responsibilities.

The Nominating Committee is responsible for the nomination of individuals to serve as Independent Trustees. The Nominating Committee, whose members consist of all of the Independent Trustees, held no meetings during the fiscal year ended June 30, 2022. The Nominating Committee will consider persons submitted by security holders for nomination to the Board. Recommendations for consideration by the Nominating Committee should be sent to the Secretary of the Trust in writing, together with appropriate biographical information concerning each such proposed nominee, at the principal executive office of the Trust. When evaluating individuals for recommendation for Board membership, the Nominating Committee considers the candidate’s knowledge of the mutual fund industry, educational background and experience and the extent to which such experience and background would enable the Board to maintain a diverse mix of skills and qualifications.

The Governance Committee is to periodically review and, as appropriate, make recommendations to the Board regarding matters related to the governance of the Trust. The Governance Committee will, among other things, periodically review the size and composition of the Board, the independence of incumbent Independent Trustees, and the compensation of Board members, as well as oversee the annual Board self-assessment process, which includes a review of the backgrounds, professional experience, qualifications and skills of the Board members. Mr. Kling currently serves as the Governance Committee Chairman. The Governance Committee, whose members consist of all of the Independent Trustees, held two meetings during the fiscal year ended June 30, 2022.

The Audit Committee is responsible for overseeing the audit process and the selection of independent registered public accounting firms for the Trust, as well as providing assistance to the full Board in fulfilling its responsibilities as they relate to fund accounting, tax compliance and the quality and integrity of the Trust’s financial reports. The Audit Committee, whose members consist of all of the Independent Trustees, held three meetings during the fiscal year ended June 30, 2022. Mr. Dyer currently serves as the Audit Committee Chairman.

Compliance and Risk Oversight Process. The Trustees’ oversight of the operational, business and investment risks inherent in the operation of the Trust is handled by the Board as a whole and by the Board’s Audit Committee, particularly with respect to accounting matters. To assist the Trustees in carrying out their oversight responsibilities, the Trustees receive, in connection with each of the Board’s regular quarterly meetings, regular reports from the Trust’s Administrator with respect to portfolio compliance, fund accounting matters and matters relating to the computation of the Trust’s net asset value per share. The Trustees also receive reports, at least quarterly, as well as an annual assessment of the Trust’s overall compliance program, from the Trust’s Chief Compliance Officer or “CCO.” These reports, together with presentations provided to the Board at its regular meetings, are designed to keep the Board informed with respect to the effectiveness of the Trust’s overall compliance program, including compliance with stated investment strategies, and to help ensure that the occurrence of any event or circumstance that may have a material adverse effect on the Trust is brought promptly to the attention of the Board and that appropriate action is taken to mitigate any such adverse effect. Additionally, both the Board and the Audit Committee meet at least annually with the Trust’s independent public accounting firm. As indicated above, the Audit Committee is comprised solely of Independent Trustees and the Audit Committee and its Chair are regular participants in the compliance and risk oversight process. Mr. Williams, an Independent Trustee, has served as Chairman of the Board since March 2017.

COMPENSATION ARRANGEMENTS. Mr. Trzepacz was elected by the Board to serve as an Interested Trustee who is not compensated by the Trust. Effective March 9, 2021 and retroactive for each Independent Trustee to January 1, 2021, the Independent Trustees, are each entitled to receive from the Trust (i) a $100,000 retainer per year, payable quarterly; (ii) $10,000 for each regular or special in-person Board meeting attended (including any such meeting held telephonically or by video conference pursuant to SEC exemptive relief); (iii) $3,000 for each Committee meeting attended (except if two committee meetings are held on the same day, there would be only one $3,000 committee fee payment); and (iv) $2,500 for each special telephonic meeting attended, plus reimbursement for reasonable out-of-pocket expenses incurred in connection with the Trustee’s attendance at such meetings. The Board Chairman and the Audit Committee Chairman each receives an additional $10,000 annual fee. The Governance Committee Chairman receives an additional $5,000 annual fee. The Trust’s officers receive no compensation directly from the Trust for performing the duties of their respective offices. Foreside Fund Officer Services, LLC (“Foreside”) makes an employee available to serve as the Trust’s CCO pursuant to a Compliance Services Agreement with the Trust. For the services provided under the agreement, the Trust currently pays Foreside

$164,000 per annum, plus certain out of pocket expenses. The table below shows the aggregate compensation received from the Trust by each of the Trustees during the fiscal year ending June 30, 2022 (excluding reimbursed expenses).

NAME	AGGREGATE COMPENSATION FROM TRUST	PENSION RETIREMENT BENEFITS FROM TRUST	ESTIMATED BENEFITS UPON RETIREMENT FROM TRUST	TOTAL COMPENSATION FROM TRUST
John M. Dyer	$165,000	none	none	$165,000

Jarrett Burt Kling	$160,000	none	none	$160,000

R. Richard Williams	$165,000	none	none	$165,000

Richard W. Wortham, III	$155,000	none	none	$155,000

Geoffrey A. Trzepacz*	N/A	N/A	N/A	N/A

*	As noted above, Mr. Trzepacz receives no compensation from the Trust as Interested Trustee.

TRUSTEE OWNERSHIP OF SECURITIES OF HC CAPITAL TRUST. The table below sets forth the extent of each Trustee’s beneficial interest in shares of the Portfolios as of December 31, 2021 unless indicated otherwise. For purposes of this table, beneficial interest includes any direct or indirect pecuniary interest in securities issued by the Trust and includes shares of any of the Trust’s Portfolios held by members of a Trustee’s immediate family. As of October 6, 2022, all of the officers and Trustees of the Trust own, in the aggregate, less than one percent of the outstanding shares of the respective Portfolios of the Trust; officers and Trustees of the Trust may, however, be investment advisory clients of the Adviser and shareholders of the Trust.

	JOHN M. DYER	JARRETT BURT KLING	GEOFFREY A. TRZEPACZ	R. RICHARD WILLIAMS	RICHARD W. WORTHAM, III*
The Value Equity Portfolio	a	b	a	e	a
The Growth Equity Portfolio	a	a	a	e	a
The Institutional U.S. Equity Portfolio	a	a	d	a	a
The Small Capitalization—Mid Capitalization Equity Portfolio	a	a	a	a	a
The ESG Growth Portfolio	a	a	a	a	a
The Catholic SRI Growth Portfolio	a	a	a	a	a
The International Equity Portfolio	a	a	a	e	a
The Institutional International Equity Portfolio	a	a	c	a	a
The Emerging Markets Portfolio	a	a	c	e	a
The Core Fixed Income Portfolio	a	a	a	a	a
The Corporate Opportunities Portfolio	a	a	a	a	a
The U.S. Government Fixed Income Securities Portfolio	a	a	a	a	a
The U.S. Corporate Fixed Income Securities Portfolio	a	a	a	a	a
The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio	a	a	a	a	a
The Short-Term Municipal Bond Portfolio	a	b	a	e	a
The Intermediate Term Municipal Bond Portfolio	a	b	a	a	a
The Intermediate Term Municipal Bond II Portfolio	a	b	a	a	a
AGGREGATE DOLLAR RANGE OF TRUST SHARES	a	c	e	e	a

NOTE:

a = None

b = $1—$10,000

c = $10,001—$50,000

d = $50,001—$100,000

e = Over $100,000

*	Mr. Wortham serves as a trustee for the Wortham Foundation which held shares as of December 31, 2021 of over $100,000 collectively in The Institutional U.S. Equity Portfolio, The Institutional International Equity Portfolio, The Emerging Markets Portfolio and The Corporate Opportunities Portfolio. Mr. Wortham has no beneficial interest in the Foundation.

MULTI-MANAGER STRUCTURE. As noted in the Prospectus, each of the Trust’s Portfolios is authorized to operate on a “multi-manager” basis. This means that a single Portfolio may be managed by more than one Specialist Manager. In selecting Specialist Managers, the Adviser seeks to identify and retain Specialist Managers who have achieved and will continue to achieve strong competitive investment records relative to selected benchmarks; (b) pair Specialist Managers that have complementary investment styles; (c) monitor Specialist Managers’ performance and adherence to stated styles; and (d) effectively allocate Portfolio assets among Specialist Managers. At present, each Portfolio except The Short-Term Municipal Bond Portfolio employs the multi-manager structure.

Engagement and Termination of Specialist Managers. The Board, in making decisions with respect to the engagement and/or termination of Specialist Managers, considers the Adviser’s continuing quantitative and qualitative evaluation of the Specialist Managers’ skills and proven abilities in managing assets pursuant to specific investment styles. While strong competitive performance is regarded as the ultimate goal, short- term performance by itself is not a significant factor in selecting or terminating Specialist Managers. From time to time, the Adviser may recommend, and the Board may consider, terminating the services of a Specialist Manager. The criteria for termination may include, but are not limited to, the following: (a) departure of key personnel from the Specialist Manager’s firm; (b) acquisition of the Specialist Manger by a third party; (c) change in or departure from investment style, or (d) prolonged poor performance relative to the relevant benchmark index.

The Board’s authority to retain Specialist Managers is subject to the provisions of Section 15(a) of the Investment Company Act. Section 15(a) prohibits any person from serving as an investment adviser to a registered investment company unless the written contract has been approved by the shareholders of that company. Rule 15a-4 under the Investment Company Act (“Rule 15a-4”), however, provides for an exception from the provisions of Section 15(a). Rule 15a-4 permits an adviser to provide advisory services to an investment company before shareholder approval is obtained pursuant to the terms of an interim agreement in the event that a prior advisory contract is terminated by action of such company’s board; in such case, a new contract must be approved by such shareholders within 150 days of the effective date of the interim agreement, or such interim agreement will terminate. The Trust has relied upon the provisions of Rule 15a-4 from time to time. Additionally, the Trust has received an order from the SEC that exempts the Trust from the provisions of Section 15(a) and certain related provisions of the Investment Company Act under certain circumstances. This order permits the Trust to enter into portfolio management agreements with Specialist Managers upon the approval of the Board but without submitting such contracts for the approval of the shareholders of the relevant Portfolio. The shareholders of each Portfolio have approved this structure. Unless otherwise permitted by law, the Board will not act in reliance upon such order with respect to any new Portfolio unless the approval of the shareholders of that Portfolio is first obtained. The SEC has proposed a rule that, if adopted, would provide relief from Section 15(a) similar to that currently available only by SEC order. The Board may consider relying upon this rule, if adopted, in connection with the Trust’s multi-manager structure.

Allocation of Assets Among Specialist Managers. The Adviser is responsible for determining the level of assets that will be allocated among the Specialist Managers in those Portfolios that are served by two or more Specialist Managers. The Adviser and the Trust’s officers monitor the performance of both the overall Portfolio and of each Specialist Manager and, from time to time, may make changes in the allocation of assets to the Specialist Managers that serve a particular Portfolio. For example, a reallocation may be made in the event that a Specialist Manager experiences variations in performance as a result of factors or conditions that affect the particular universe of securities emphasized by that investment manager, as a result of personnel changes within the manager’s organization or in connection with the engagement or termination of an additional Specialist Manager for a particular Portfolio.

INVESTMENT MANAGEMENT ARRANGEMENTS. The services provided to the Trust by the Adviser and by the various Specialist Managers are governed under the terms of written agreements, in accordance with the requirements of the Investment Company Act. Each of these agreements is described below.

The HC Capital Agreements. The services provided to the Trust by the Adviser, described above and in the Prospectus, are governed under the terms of two written agreements with the Trust (“HC Capital Agreements”).

Each HC Capital Agreement provides for an initial term of two years. Thereafter, each HC Capital Agreement remains in effect from year to year so long as such continuation is approved, at a meeting called for the purpose of voting on such continuance, at least annually (i) by the vote of a majority of the Board or the vote of the holders of a majority of the outstanding securities of the Trust within the meaning of Section 2(a)(42) of the Investment Company Act; and (ii) by a majority of the Independent Trustees, by vote cast in person. Each of the HC Capital Agreements may be terminated at any time, without penalty, either by the Trust or by the Adviser, upon sixty days written notice and will automatically terminate in the event of its assignment as defined in the Investment Company Act. The HC Capital Agreements permit the Trust to use the logos and/or trademarks of the Adviser. In the event, however, that the HC Capital Agreements are terminated, the Adviser has the right to require the Trust to discontinue any references to such logos and/or trademarks and to change the name of the Trust as soon as is reasonably practicable. The HC Capital Agreements further provide that the Adviser will not be liable to the Trust for any error, mistake of judgment or of law, or loss suffered by the Trust in connection with the matters to which the HC Capital Agreements relate (including any action of any officer of the Adviser or employee in connection with the service of any such officer or employee as an officer of the Trust), whether or not any such action was taken in reliance upon information provided to the Trust by the Adviser, except losses that may be sustained as a result of willful misfeasance, reckless disregard of its duties, bad faith or gross negligence on the part of the Adviser.

The dates of the Board and shareholder approvals of the HC Capital Agreements with respect to each Portfolio are set forth as follows:

MOST RECENT CONTRACT APPROVAL
AGREEMENT RELATING TO:	SHAREHOLDERS	BOARD
The Value Equity Portfolio	December 27, 2006	March 14, 2023
The Growth Equity Portfolio	December 27, 2006	March 14, 2023
The Institutional U.S. Equity Portfolio	August 8, 2008	March 14, 2023
The Small Capitalization—Mid Capitalization Equity Portfolio	December 27, 2006	March 14, 2023
The ESG Growth Portfolio	July 13, 2015	March 14, 2023
The Catholic SRI Growth Portfolio	January 4, 2016	March 14, 2023
The International Equity Portfolio	December 27, 2006	March 14, 2023
The Institutional International Equity Portfolio	November 20, 2009	March 14, 2023
The Emerging Markets Portfolio	December 10, 2009	March 14, 2023
The Core Fixed Income Portfolio	December 27, 2006	March 14, 2023
The Corporate Opportunities Portfolio	December 27, 2006	March 14, 2023
The U.S. Government Fixed Income Securities Portfolio	November 22, 2010	March 14, 2023
The U.S. Corporate Fixed Income Securities Portfolio	November 22, 2010	March 14, 2023
The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio	November 22, 2010	March 14, 2023
The Short-Term Municipal Bond Portfolio	December 27, 2006	March 14, 2023
The Intermediate Term Municipal Bond Portfolio	December 27, 2006	March 14, 2023
The Intermediate Term Municipal Bond II Portfolio	July 13, 2010	March 14, 2023

Portfolio Management Contracts with Specialist Managers. The provision of portfolio management services by the various Specialist Managers is governed by individual investment advisory contracts (each, a “Portfolio Management Contract”) between the relevant Specialist Manager and the Trust. Each of the Portfolio Management Contracts includes a number of similar provisions. Each Portfolio Management Contract provides that the named Specialist Manager will, subject to oversight by the Board, provide a continuous investment program for the assets of the Portfolio to which such contract relates, or that portion of such assets as may be, from time to time, allocated to such Specialist Manager. Under their respective contracts, each Specialist Manager is responsible for the provision of investment research and management of all investments and other instruments and the selection of brokers and dealers through which securities transactions are executed. Each of the contracts provides that the named Specialist Manager will not be liable to the Trust for any error of judgment or mistake of law on the part of the Specialist Manager, or for any loss sustained by the Trust in connection with the purchase or sale of any instrument on behalf of the named Portfolio, except losses that may be sustained as a result of willful misfeasance, reckless disregard of its duties, bad faith or gross negligence on the part of the named Specialist Manager. Each of the Portfolio Management Contracts provides that it will remain in effect for an initial period of two years and then from year to year so long as such continuation is approved, at a meeting called to vote on such continuance, at least annually: (i) by the vote of a majority of the Board or the vote of the holders of a majority of the outstanding securities of the Trust within the meaning of Section 2(a)(42) of the Investment Company Act; and (ii) by a majority of the Independent Trustees, by vote cast in person, and further, that the contract may be terminated at any time, without penalty, either by the Trust or by the named Specialist Manager, in each case upon sixty days’ written notice. Each of the Portfolio Management Contracts provides that it will automatically terminate in the event of its assignment, as that term is defined in the Investment Company Act.

The Portfolio Management Contracts and the Portfolios to which they relate are listed on the following pages:

PORTFOLIO	SPECIALIST MANAGER	SERVED PORTFOLIO SINCE	MOST RECENT CONTRACT APPROVAL SHAREHOLDERS	MOST RECENT CONTRACT APPROVAL BOARD

The Value Equity Portfolio	Mellon Investments Corporation (“Mellon”)**	August 2, 2013	August 2, 2013	December 13, 2022
	Parametric—Liquidity Strategy***†	March 19, 2015	Not Applicable	June 14, 2022
	Parametric—Options Overlay Strategy†	February 5, 2021	February 5, 2021	June 14, 2022
	Parametric—Targeted Strategy***†	June 14, 2016	Not Applicable	June 14, 2022
	Parametric—Tax-Managed Custom Core Strategy***†	March 13, 2018	Not Applicable	June 14, 2022
	Echo Street Capital Management LLC (“Echo Street”)	February 11, 2020	March 12, 2021	September 12, 2022

The Growth Equity Portfolio	Jennison Associates LLC (“Jennison”)	August 25, 1995	April 30, 2012	June 14, 2022
	Mellon**	August 2, 2013	August 2, 2013	December 13, 2022
	Parametric—Liquidity Strategy***†	March 19, 2015	Not Applicable	June 14, 2022
	Parametric—Options Overlay Strategy†	February 5, 2021	February 5, 2021	June 14, 2022
	Parametric—Targeted Strategy***†	June 14, 2016	Not Applicable	June 14, 2022
	Parametric—Tax-Managed Custom Core Strategy***†	March 13, 2018	Not Applicable	June 14, 2022
	Echo Street	February 11, 2020	March 12, 2021	September 12, 2022

The Institutional U.S. Equity Portfolio	Jennison	Inception (August 8, 2008)	April 30, 2012	June 14, 2022
	Mellon**	August 2, 2013	August 2, 2013	December 13, 2022
	Parametric—Liquidity Strategy***†	March 19, 2015	Not Applicable	June 14, 2022
	Parametric—Options Overlay Strategy†	February 5, 2021	February 5, 2021	June 14, 2022
	Parametric—Targeted Strategy***†	June 14, 2016	Not Applicable	June 14, 2022
	Echo Street	February 11, 2020	March 12, 2021	September 12, 2022
	Wellington Management Company LLP (“Wellington Management”)	February 11, 2020	February 11, 2020	December 13, 2022
	RhumbLine Advisers Limited Partnership (“RhumbLine”)***	August 18, 2022	Not Applicable	August 18, 2022

The Small Capitalization—Mid Capitalization Equity Portfolio	Mellon** Parametric—Liquidity Strategy***† Parametric—Targeted Strategy***† Parametric—Tax-Managed Custom Core Strategy***†	August 2, 2013 March 19, 2015 June 14, 2016 March 13, 2018	August 2, 2013 Not Applicable Not Applicable Not Applicable	December 13, 2022 June 14, 2022 June 14, 2022 June 14, 2022

PORTFOLIO	SPECIALIST MANAGER	SERVED PORTFOLIO SINCE	MOST RECENT CONTRACT APPROVAL SHAREHOLDERS	MOST RECENT CONTRACT APPROVAL BOARD
The ESG Growth Portfolio	Agincourt Capital Management, LLC (“Agincourt”)***	July 13, 2015	Not Applicable	March 14, 2023
	Mellon**	July 13, 2015	Not Applicable	December 13, 2022
	Parametric—Liquidity Strategy***†	July 13, 2015	Not Applicable	June 14, 2022
	Parametric—Targeted Strategy***†	June 14, 2016	Not Applicable	June 14, 2022
	RBC Global Asset Management (UK) Limited (“RBC GAM”)	February 11, 2020	February 11, 2020	December 13, 2022

The Catholic SRI Growth Portfolio	Agincourt***	January 4, 2016	Not Applicable	March 14, 2023
	Mellon**	January 4, 2016	Not Applicable	December 13, 2022
	Parametric—Liquidity Strategy***†	January 4, 2016	Not Applicable	June 14, 2022
	Parametric—Targeted Strategy***†	June 14, 2016	Not Applicable	June 14, 2022

The International Equity Portfolio	Mellon**	August 2, 2013	August 2, 2013	December 13, 2022
	City of London Investment Management Company Limited (“CLIM”)	January 23, 2015	January 23, 2015	March 14, 2023
	Parametric—Liquidity Strategy***†	March 10, 2015	Not Applicable	June 14, 2022
	Parametric—Options Overlay Strategy†	February 5, 2021	February 5, 2021	June 14, 2022
	Parametric—Targeted Strategy***†	June 14, 2016	Not Applicable	June 14, 2022
	Parametric—Tax-Managed Custom Core Strategy***†	March 13, 2018	Not Applicable	June 14, 2022

The Institutional International Equity Portfolio	Mellon** CLIM Parametric—Liquidity Strategy***† Parametric—Options Overlay Strategy† Parametric—Targeted Strategy***† RhumbLine***	August 2, 2013 January 23, 2015 March 10, 2015 February 5, 2021 June 14, 2016 August 18, 2022	August 2, 2013 January 23, 2015 Not Applicable February 5, 2021 Not Applicable Not Applicable	December 13, 2022 June 14, 2022 June 14, 2022 June 14, 2022 June 14, 2022 August 18, 2022

PORTFOLIO	SPECIALIST MANAGER	SERVED PORTFOLIO SINCE	MOST RECENT CONTRACT APPROVAL SHAREHOLDERS	MOST RECENT CONTRACT APPROVAL BOARD
The Emerging Markets Portfolio	Mellon**	August 2, 2013	August 2, 2013	December 13, 2022
	CLIM	January 23, 2015	January 23, 2015	March 14, 2023
	Parametric—Liquidity Strategy***†	March 10, 2015	Not Applicable	June 14, 2022
	Parametric—Options Overlay Strategy†	February 5, 2021	February 5, 2021	June 14, 2022
	Parametric—Targeted Strategy***†	June 14, 2016	Not Applicable	June 14, 2022
	Parametric—Tax-Managed Custom Core Strategy***†	March 13, 2018	Not applicable	June 14, 2022
	XY Investments	April 30, 2020	April 30, 2020	September 12, 2022

The Core Fixed Income Portfolio	Mellon**	December 6, 2010	November 30, 2010	December 13, 2022
	Agincourt***	March 10, 2015	Not Applicable	March 14, 2023
	Parametric—Options Overlay Strategy†	February 5, 2021	February 5, 2021	June 14, 2022

The Corporate Opportunities Portfolio	Mellon** CLIM	August 22, 2013 November 3, 2014	Not Applicable January 23, 2015***	December 13, 2022 March 14, 2023

	Parametric—Liquidity Strategy***†	March 10, 2015	Not Applicable	June 14, 2022
	Parametric—Options Overlay Strategy†	February 5, 2021	February 5, 2021	June 14, 2022
	Parametric—Targeted Strategy***†	June 14, 2016	Not Applicable	June 14, 2022
	MacKay Shields LLC (“MacKay”)***	August 18, 2022	Not Applicable	August 18, 2022

The U.S. Government Fixed Income Securities Portfolio	Mellon** Parametric—Options Overlay Strategy†	December 6, 2010 February 5, 2021	November 22, 2010 February 5, 2021	December 13, 2022 June 14, 2022

The U.S. Corporate Fixed Income Securities Portfolio	Agincourt*** Mellon**	March 10, 2015 August 22, 2013	Not Applicable Not Applicable	March 14, 2023 December 13, 2022
	Parametric—Options Overlay Strategy†	February 5, 2021	February 5, 2021	June 14, 2022

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio	Mellon** Parametric—Options Overlay Strategy†	January 8, 2013 February 5, 2021	Not Applicable February 5, 2021	December 13, 2022 June 14, 2022

The Short-Term Municipal Bond Portfolio	Breckinridge Capital Advisors, Inc. (“Breckinridge”)	March 1, 2006	February 28, 2006	March 14, 2023

PORTFOLIO	SPECIALIST MANAGER	SERVED PORTFOLIO SINCE	MOST RECENT CONTRACT APPROVAL SHAREHOLDERS	MOST RECENT CONTRACT APPROVAL BOARD
The Intermediate Term Municipal	Insight North America LLC (Insight)††	December 5, 2008	February 6, 2009	March 14, 2023
Bond Portfolio	Breckinridge***	December 15, 2020	December 15, 2020	March 14, 2023
	CLIM****	June 12, 2018	July 27, 2018	March 14, 2023
	Parametric—Options Overlay Strategy†	February 5, 2021	February 5, 2021	June 14, 2022

The Intermediate Term	Breckinridge	July 13, 2010	July 13, 2010	March 14, 2023
Municipal Bond II Portfolio	CLIM****	June 12, 2018	July 27, 2018	March 14, 2023
	Parametric—Options Overlay Strategy†	February 5, 2021	February 5, 2021	June 14, 2022

*	Prior to January 23, 2015 and in reliance on Rule 15a-4, the Trust had entered into an Interim Portfolio Management Agreement based solely on the approval of the Board and without direct approval by the shareholders of the Portfolio. On January 23, 2015, shareholders of the Portfolio approved a final Portfolio Management Agreement having identical terms as those of the Interim Portfolio Management agreement dated November 3, 2014.
**	Effective January 2, 2019, BNY Mellon Asset Management North America Corporation changed its name to Mellon Investments Corporation. Prior to February 1, 2018, BNY Mellon AMNA was formerly known as Mellon Capital Management Corporation (“Mellon Capital”) which reorganized to combine and include two other BNY Mellon-Affiliated Specialist Managers, Standish Mellon Asset Management Company, LLC (“Standish”) and The Boston Company Asset Management LLC (“TBCAM”) (the “BNY Mellon Reorganization”). Prior to the BNY Mellon Reorganization, (i) TBCAM served as a Specialist Manager for the portion of The Emerging Markets Portfolio allocated to TBCAM and (ii) Standish served as a Specialist Manager for The Intermediate Term Municipal Bond Portfolio. Effective September 1, 2021, with respect to The Intermediate Term Municipal Bond Portfolio, the Specialist Manager responsibilities changed from Mellon Investments Corporation to Insight North America LLC.
***	In reliance on an order issued by the SEC, the Trust entered into the Portfolio Management Agreement based solely on the approval of the Board and without direct approval by the shareholders of the Portfolio.
****	In reliance on an order issued by the SEC, the Trust entered into the Portfolio Management Agreement based solely on the approval of the Board and without direct approval by the shareholders of the Portfolio. On July 27, 2018, shareholders of the Portfolio approved an amendment to the Portfolio Management Agreement.
†	The Portfolio entered into the Portfolio Management Agreement with Parametric, as Specialist Manager on March 1, 2021 following a change of control of Parametric.
††	The Portfolio entered into a new Portfolio Management Agreement with Insight on September 1, 2021, following a corporate re-structuring of Mellon that transferred certain responsibilities, staff and resources to Insight, a wholly-owned subsidiary of The Bank of New York Mellon Corporation.

INVESTMENT MANAGEMENT FEES: The following table sets forth the management fees received by the Adviser from each of the Portfolios, calculated at an annual rate of 0.05% of each of the Portfolio’s average daily net assets, for services rendered during the periods indicated (amounts in thousands).

	FISCAL YEAR ENDED June 30, 2022	FISCAL YEAR ENDED June 30, 2021	FISCAL YEAR ENDED June 30, 2020
The Value Equity Portfolio	$349	$311	$283
The Growth Equity Portfolio	$451	$422	$381
The Institutional U.S. Equity Portfolio	$1,215	$1,319	$817
The Small Capitalization—Mid Capitalization Equity Portfolio	$44	$42	$42
The ESG Growth Portfolio	$85	$78	$73
The Catholic SRI Growth Portfolio	$15	$27	$26
The International Equity Portfolio	$344	$332	$395
The Institutional International Equity Portfolio	$559	$634	$817
The Emerging Markets Portfolio	$425	$483	$605
The Core Fixed Income Portfolio	$31	$34	$33
The Corporate Opportunities Portfolio	$147	$178	$256
The U.S. Government Fixed Income Securities Portfolio	$146	$142	$158

The U.S. Corporate Fixed Income Securities Portfolio	$139	$152	$163
The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio	$111	$114	$114
The Short-Term Municipal Bond Portfolio	$73	$74	$56
The Intermediate Term Municipal Bond Portfolio	$190	$200	$195
The Intermediate Term Municipal Bond II Portfolio	$45	$42	$39

SPECIALIST MANAGER FEES. In addition to the fees paid by the Trust to the Adviser, each of the Portfolios pays a fee to its Specialist Manager(s). For each Portfolio, the Specialist Managers receive a fee based on a specified percentage of that portion of the Portfolio’s assets allocated to that Specialist Manager. The rate at which these fees are calculated is set forth in the Trust’s Prospectus. The following table sets forth the actual investment advisory fee received from the specified Portfolio by each of its respective Specialist Managers for services rendered during each of the Trust’s last three fiscal years (amounts in thousands):

PORTFOLIO	SPECIALIST MANAGER	2022	2021	2020
The Value Equity Portfolio	Mellon(1)	**	**	**
	Parametric(3)	$604	$526	$479
	Echo Street(4)	$—	$—	$—

The Growth Equity Portfolio	Jennison(6)	$603	$557	$485
	Mellon(1)	$—	$—	$—
	Parametric(3)	$603	$547	$500
	Echo Street(4)	$—	$—	$—

The Institutional U.S. Equity Portfolio	Jennison(6)	$308	$520	$543
	PIMCO(7)	$—	$119	$18
	Mellon(1)	$735	$811	$555
	Parametric(3)	$263	$147	$68
	Echo Street(4)	$1,850	$1,698	$424
	Frontier(5)	$—	$79	$12
	Wellington Management(8)	$566	$484	$23
	RhumbLine(23)	$—	$—	$—

The Small Capitalization—Mid Capitalization Equity Portfolio	Frontier(5)	$169	$148	$153
	Mellon(1)	**	**	**
	Pzena(9)	$—	$—	$13
	Ariel(10)	$—	$—	$12
	Advisory Research/Cupps(11)	$—	$—	$29
	Parametric(3)	$49	$49	$45

The ESG Growth Portfolio	Agincourt(12)	**	**	**
	Mellon(1)	$135	$119	$172
	Parametric(3)	$12	$14	$16
	RBC GAM(13)	$184	$163	$45

The Catholic SRI Growth Portfolio	Agincourt(12)	**	**	**
	Mellon(1)	$30	$54	$66
	Parametric(3)	**	**	**

The International Equity Portfolio	Artisan Partners(14)	$—	$—	$1,041
	Causeway(15)	$—	$—	$528
	Mellon(1)	**	**	**
	Cadence(2)	$—	$—	$147
	CLIM(16)	**	**	**
	Parametric(3)	$603	$559	$269

PORTFOLIO	SPECIALIST MANAGER	2022	2021	2020
The Institutional International Equity Portfolio	Artisan Partners(14)	$—	$—		$1,374
	Causeway(15)	$—	$—		$1,049
	Lazard(17)	$—	$—		$871
	Mellon(1)	$436	$416		$30
	Cadence(2)	$—	$—		$675
	CLIM(16)	$736	$663		$558
	Parametric(3)	$137	$218		$167
	RhumbLine(23)	$—	$—		$—

The Emerging Markets Portfolio	Mellon (Active)(1)	$—	$—		$—
	Mellon(Passive)(1)	$837	$848		$1,112
	CLIM(16)	**	**		**
	Parametric(3)	$106	$83		$69
	RBC GAM(13)	$631	$1,277		$1,864
	XY Investments (HK) Ltd (“XY Investments”) (18)	$657	$615		$—

The Core Fixed Income Portfolio	Mellon (1)	$20	$21		$22
	Agincourt(12)	$22	$23		$22
	Parametric(3)	$—	$—		$—

The Corporate Opportunities Portfolio	Fort Washington(19)	$—	$—		$307
	Mellon(1)	**	**		**
	Western Asset Management Company (“WAMCO”) (20)	$—	$—		$459
	CLIM(16)	**	**		**
	Parametric(3)	$186	$213		$195
	MacKay(24)	$—	$—		$—

The U.S. Government Fixed Income Securities Portfolio	Mellon(1)	$166	$165		$186
	Parametric(3)	$5	**		$—

The U.S. Corporate Fixed Income Securities Portfolio	Mellon(1)	$—	$—	$	**
	Agincourt(12)	$191	$230		$246
	Parametric(3)	**	**		$—

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio	Mellon(1)	$119	$126		$127
	Parametric(3)	**	**		$—

The Short-Term Municipal Bond Portfolio	Breckinridge(22)	$182	$185		$139

The Intermediate Term Municipal Bond Portfolio	Insight(21)	$618	$653		$608
	CLIM(16)	$—	$—		$70
	Breckinridge(22)	**	**		$—
	Parametric(3)	**	**		$—

The Intermediate Term Municipal Bond II Portfolio	Breckinridge(22)	$80	$85		$94
	CLIM(16)	$89	$37		**
	Parametric(3)	**	**		$—

**	The Specialist Manager was under contract but did not provide any portfolio management services to the Portfolio during the period.
(1)	For its services to The Core Fixed Income Portfolio (US Government and US Mortgage/Asset Backed sleeves), The U.S. Government Fixed Income Securities Portfolio and The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio, Mellon receives a fee based on the average daily net asset value of that portion of the assets of the Portfolios managed by it, at an annual rate of 0.06%. For its services to The Core Fixed Income Portfolio (US Corporate sleeve) and The U.S. Corporate Fixed Income Securities Portfolio, Mellon receives a fee based on the average daily net asset value of that portion of the assets of the Portfolios managed by it, at an annual rate of 0.15%. For its services to The Corporate Opportunities Portfolio, Mellon receives a fee based on the average daily net asset value of that portion of the assets of the Portfolios managed by it, at an annual rate of 0.25%.

Effective December 11, 2018, for its services to The Value Equity Portfolio, The Growth Equity Portfolio, The Institutional U.S. Equity Portfolio and The Small Capitalization—Mid Capitalization Equity Portfolio (the “Portfolios”), Mellon receives a fee from each Portfolio, calculated based on the average daily net assets of that portion of the assets of the Portfolio managed by it, so long as the aggregate assets allocated to Mellon (“Combined Mellon Assets” as defined below) exceed $2 billion, at the following annual rate of: 0.04% of assets committed to Mellon’s Index Strategy (if the Combined Mellon Assets fall below $2 billion, this fee will be calculated at an annual rate of 0.065%); 0.065% of the assets committed to Mellon’s Factor Strategy (if the Combined Mellon Assets fall below $2 billion, this fee will be calculated at an annual rate of 0.075%); and, with respect to The Value Equity Portfolio, The Growth Equity Portfolio and The Institutional U.S. Equity Portfolio, 0.08% of the assets committed to Mellon’s U.S. Multi-Factor Strategy (if the Combined Mellon Assets fall below $2 billion, this fee will be calculated at an annual rate of 0.010%). The term “Combined Mellon Assets” means the sum of: (a) the net assets of the Portfolios, The International Equity Portfolio, The Institutional International Equity Portfolio and The Emerging Markets Portfolio of the Trust (collectively, the “Trust Portfolios”) managed by Mellon; and (b) the net assets of each other investment advisory account for which HC Capital Solutions or one of its affiliates serves as investment adviser and for which Mellon provides portfolio management services using the strategies employed in the Trust Portfolios. Prior to December 11, 2018, Mellon received a fee from each Portfolio calculated based on the average daily net assets of that portion of the assets of the Portfolio managed by it, at an annual rate of 0.065% so long as the aggregate assets allocated to Mellon for all of its passive equity mandates (including accounts for other clients of the Adviser and certain of its affiliates besides the Trust) exceed $2 billion. If such aggregate assets had fallen below $2 billion, the fee would have been calculated at an annual rate of 0.075%. Effective August 23, 2021, the Mellon Factor and U.S. Multi-Factor Strategies were discontinued.

For its services to The International Equity Portfolio and The Institutional International Equity Portfolio, Mellon receives a fee from each Portfolio calculated based on the average daily net assets of that portion of the assets of the Portfolio managed by it, at an annual rate of 0.13% for those assets allocated to emerging markets strategies, so long as the aggregate assets allocated to Mellon for all of its passive equity mandates (including accounts for other clients of the Adviser and certain of its affiliates besides the Trust) exceed $2 billion. Should these aggregate assets fall below $2 billion, the fee will be calculated at an annual rate of 0.15% for those assets allocated to emerging markets strategies. Effective June 16, 2020, for its services to The International Equity Portfolio and The Institutional International Equity Portfolio with respect to the Developed Index Strategy and the Developed Factor Strategy, Mellon receives a fee from each Portfolio calculated at the annual rate of 0.05% of the average daily net assets managed in accordance with the Developed Index Strategy and the annual rate of 0.075% of the average daily net assets managed in accordance with the Developed Factor Strategy, provided in each case Combined Assets (defined below) exceed $2 billion. If Combined Assets are $2 billion or less, then such annual rates shall be of 0.06% for assets allocated to the Developed Index Strategy and 0.085% for assets managed in accordance with the Developed Factor Strategy. “Combined Assets” means the sum of: (a) the net assets of The Value Equity Portfolio, The Growth Equity Portfolio, The Institutional U.S. Equity Portfolio, The Small Capitalization-Mid Capitalization Equity Portfolio, The International Equity Portfolio, The Institutional International Equity Portfolio and the Emerging Markets Portfolio of the Trust (collectively the “Trust Portfolios”) managed by the Mellon; and (b) the net assets of each other investment advisory account for which HC Capital Solutions or one of its affiliates serves as investment adviser and for which Mellon provides portfolio management services using the strategies employed in Trust Portfolios .. Prior to June 16, 2020, the Developed Index Strategy and Developed Factor Strategy assets were combined in the Developed Strategy account for which Mellon received a fee from each Portfolio calculated based on the average daily net assets of that portion of the assets of the Portfolio managed by it, at an annual rate of 0.10%.(over $2 billion) and 0.11% ($2 billion or less.)

For its services to The Emerging Markets Portfolio, Mellon receives a fee from the Portfolio calculated based on the average daily net assets of that portion of the assets of the Portfolio managed by it, at an annual rate of 0.13% so long as the aggregate assets allocated to Mellon for all of its passive equity mandates (including accounts for other clients of the Adviser and certain of its affiliates besides the Trust) exceed $2 billion. Should these aggregate assets fall below $2 billion, the fee will be calculated at an annual rate of 0.15%.

For its services to each of The ESG Growth Portfolio and The Catholic SRI Growth Portfolio, effective December 11, 2019, Mellon receives a fee of 0.10% of the average daily net assets of that portion of the assets of each Portfolio managed by it. Prior to December 11, 2019, Mellon received a fee of 0.16% of the average daily net assets of that portion of the assets of each Portfolio managed by it; however, this fee was being voluntarily waived to 0.10% of the average daily net assets of that portion of the assets of each Portfolio managed by Mellon. Prior to June 23, 2018, for its services to each of The ESG Growth Portfolio and The Catholic SRI Growth Portfolio, Mellon received, effective December 5, 2017 for The Catholic SRI Growth Portfolio, a fee calculated based on the average daily net assets of that portion of the assets of each Portfolio managed by it based on the asset class in which assets of the account are invested, as set forth below. In each case, the annual rate set forth is applied to the average daily net assets of that portion of each Portfolio’s assets allocated to the designated asset class (“Designated Assets”): Domestic Large Cap Equity Securities at the rate of 0.09% of the net asset value of Designated Assets for the first 36 months of The ESG Growth Portfolio’s operations following June 23, 2015 and for the first 36 months of The Catholic SRI Growth Portfolio’s operations following December 15, 2015 (each the “Effective Date”, respectively), and, after The ESG Growth Portfolio’s third anniversary and The Catholic SRI Growth Portfolio’s third anniversary of the Effective Date, (i) at the rate of 0.12% of the net asset value of Designated Assets if the net asset value of such assets is less than $100 million; and (ii) at the rate of 0.09% of the net asset value of Designated Assets if the net asset value of such assets equals or exceeds $100 million. Developed Markets International Equity Securities at the rate of 0.14% of the net asset value of Designated Assets for the first 36 months of The ESG Growth Portfolio’s operations following June 23, 2015 and for the first 36 months of The Catholic SRI Growth Portfolio’s operations following December 15, 2015 (each the “Effective Date”, respectively), and, after The ESG Growth Portfolio’s third anniversary and The Catholic SRI Growth Portfolio’s third anniversary of the Effective Date, (i) at the rate of 0.20% of the net asset value of Designated Assets if the net asset value of such assets is less than $100 million; and (ii) at the rate of 0.14% of the net asset value of Designated Assets if the net asset value of such assets equals or exceeds $100 million. Provided that, in each case of Domestic Large Cap Equity Securities and Developed Markets International Equity Securities, that an adjustment in the rate at which the fee is computed will be implemented: (i) on the first business day of the calendar quarter following the date on which the value of Designated Assets crosses the breakpoints set forth in the above schedule; and (ii) in the case of an increase in the rate at which the fee is computed, such increase will only be implemented in the event that the change in the net asset value of the Designated Assets is the result of net withdrawals or net redemptions from the Account during the prior quarter. Domestic Small and Mid-Cap Equity Securities at the rate of 0.12% of the net asset value of Designated Assets. Emerging Markets International Equity Securities at the rate of 0.18% of the net asset value of Designated Assets.

Effective March 26, 2019, the Emerging Markets Portfolio’s Active Management Portfolio Management Agreement with Mellon was terminated. Prior to March 26, 2019, for its Active Management services to The Emerging Markets Portfolio, Mellon was compensated at an annual rate of 0.90% of average net assets for the first $50 million in Portfolio assets, 0.85% for the next $50 million in such assets, 0.70% for the next $100 million in such assets, 0.55% on the next $200 million in such assets, and 0.50% for such assets over $400 million.

For its services to The Intermediate Term Municipal Bond Portfolio, Insight North America LLC (Insight) is, and its predecessor, prior to September 1, 2021, Mellon was, compensated at the annual rate of 0.25% for the first $100 million of the “Combined Assets” of that portion of the Portfolio allocated to Mellon/Insight and 0.15% of those Combined Assets (as defined below) exceeding $100 million, subject to a maximum annual fee of 0.20% of the average daily of net assets of the Portfolio. For the purposes of computing Mellon’s fee for the Portfolio, the term “Combined Assets” shall mean the consolidated total amount of the assets managed by Mellon/Insight in The Intermediate Term Municipal Bond Portfolio and certain other assets managed by Mellon/Insight for clients of Hirtle Callaghan and Co., LLC.

(2)	The Portfolio Management Contract between Cadence Capital Management LLC (“Cadence”) and the Trust with respect to each of The Value Equity Portfolio, The Growth Equity Portfolio, The Institutional U.S. Equity Portfolio and The Small Capitalization—Mid Capitalization Equity Portfolio was terminated effective August 3, 2020. Prior to August 3, 2020, for its services to The Value Equity Portfolio, The Growth Equity Portfolio, The Institutional U.S. Equity Portfolio and The Small Capitalization—Mid Capitalization Equity Portfolio, Cadence received a fee from each Portfolio calculated based on the average daily net assets of that portion of the assets of the Portfolio managed by it, at an annual rate of 0.065% so long as the aggregate assets allocated to Cadence for all of its passive equity mandates (including accounts for other clients of the Adviser and certain of its affiliates besides the Trust) exceed $2 billion. For aggregate assets falling below $2 billion, the fee was calculated at an annual rate of 0.075%.

The Portfolio Management Contract between Cadence and the Trust with respect to The International Equity Portfolio was terminated effective December 31, 2019 and with respect to The International Equity Portfolio was terminated effective June 16, 2020. Prior to termination, for its services to The Institutional International Equity Portfolio, Cadence received a fee from the Portfolio, and prior to December 31, 2019, Cadence received a fee from The International Equity Portfolio, each calculated based on the average daily net assets of that portion of the assets of the Portfolio managed by it, at an annual rate of 0.10% for those assets allocated to developed markets strategies and at an annual rate of 0.13% for those assets allocated to emerging markets strategies, so long as the aggregate assets allocated to Cadence for all of its passive equity mandates (including accounts for other clients of the Adviser and certain of its affiliates besides the Trust) exceed $2 billion. Should these aggregate assets fall below $2 billion, the fee will be calculated an annual rate of 0.11% for those assets allocated to developed markets strategies and at an annual rate of 0.15% for those assets allocated to emerging markets strategies.

The Portfolio Management Contract between Cadence and the Trust with respect to The Emerging Markets Portfolio was terminated effective August 3, 2020. Prior to August 3, 2020, for its services to The Emerging Markets Portfolio, Cadence received a fee from the Portfolio calculated based on the average daily net assets of that portion of the assets of the Portfolio managed by it, at an annual rate of 0.13% so long as the aggregate assets allocated to Cadence for all of its passive equity mandates (including accounts for other clients of the Adviser and certain of its affiliates besides the Trust) exceed $2 billion. For aggregate assets falling below $2 billion, the fee was calculated at an annual rate of 0.15%.

Prior to its termination on August 27, 2018, Cadence received, for its services to The ESG Growth Portfolio and The Catholic SRI Growth Portfolio, a fee calculated based on the average daily net assets of that portion of the assets of each Portfolio managed by it based on the asset class in which assets of the account are invested, as set forth below. In each case, the annual rate set forth is applied to the average daily net assets of that portion of each Portfolio’s assets allocated to the designated asset class (“Designated Assets”): Domestic Large Cap Equity Securities at the rate of 0.09% of the net asset value of Designated Assets; Domestic Small and Mid-Cap Equity Securities at the rate of 0.12% of the net asset value of Designated Assets;

Developed Markets International Equity Securities at the rate of 0.14% of the net asset value of Designated Assets; and Emerging Markets International Equity Securities at the rate of 0.18% of the net asset value of Designated Assets.

(3)	For its services related to its Liquidity Strategy for The Value Equity Portfolio, The Growth Equity Portfolio, The Institutional U.S. Equity Portfolio, The ESG Growth Portfolio, The Catholic SRI Growth Portfolio, The International Equity Portfolio, The Institutional International Equity Portfolio, The Emerging Markets Portfolio and The Corporate Opportunities Portfolio, Parametric receives a fee from each Portfolio, calculated daily and payable monthly in arrears, at the annual rate of 0.15% of the first $50 million of the Combined Liquidity Assets (as defined below); 0.10% of the next $100 million of the Combined Liquidity Assets and 0.05% on Combined Liquidity Assets over $150 million. The term “Combined Liquidity Assets” means the sum of the net assets of that portion of each of the Portfolios allocated to Parametric from time-to-time in their Liquidity Strategy. Parametric is also be entitled to receive a flat fee of $10,000 per year per Portfolio, provided that 1/12 of such fee related to any given Portfolio will be waived with respect to each calendar month during which no assets of such Portfolio were allocated to Parametric for investment in their Liquidity Strategy. As of June 16, 2020, the Portfolio Management Contract between Parametric and the Trust with respect to the Defensive Strategy was terminated. Prior to termination, for its services related to its Defensive Equity Strategy for The Value Equity Portfolio, The Growth Equity Portfolio and The Institutional U.S. Equity Portfolio, Parametric was entitled to receive a separate fee at the annual rate of 0.35% of the first $50 million of the Combined Defensive Assets committed to the Defensive Equity Strategy and 0.25% on Combined Defensive Assets committed to the Defensive Equity Strategy over $50 million. Combined Defensive Assets means the sum of the net assets of that portion of each of The Value Equity Portfolio, The Growth Equity Portfolio and The Institutional U.S. Equity Portfolio allocated to Parametric from time-to-time for investment using the Defensive Equity Strategy. Under the terms of separate portfolio management agreements, for its services related to its Targeted Strategy for The Value Equity Portfolio, The Growth Equity Portfolio, The Institutional U.S. Equity Portfolio, The Small Capitalization—Mid Capitalization Equity Portfolio, The ESG Growth Portfolio, The International Equity Portfolio, The Institutional International Equity Portfolio, The Emerging Markets Portfolio and The Corporate Opportunities Portfolio, Parametric is also entitled to receive a separate fee at the annual rate of 0.05% of the Targeted Strategy Assets committed to the Targeted Strategy. Targeted Strategy Assets means the sum of the net assets of that portion of each of the Portfolios allocated to Parametric from time-to-time for investment using the Targeted Strategy. Parametric shall also be entitled to receive a flat fee of $5,000 per year per Portfolio, provided that such fee will be waived with respect to each calendar year during which no Portfolio assets were allocated to the Targeted Strategy Assets. Under the terms of separate portfolio management agreements, for its services related to its Tax-Managed Custom Core Strategy for The Value Equity Portfolio, The Growth Equity Portfolio, The Small Capitalization—Mid Capitalization Equity Portfolio, The International Equity Portfolio and The Emerging Markets Portfolio, Parametric receives a fee from each Portfolio, calculated daily and payable monthly in arrears, at the annual rate of 0.10% of the first $250 million of the Combined Tax-Managed Custom Core Assets (as defined below) committed to Parametric’s Tax-Managed Custom Core Strategy; 0.09% of the next $250 million of the Combined Tax-Managed Custom Core Assets; 0.08% of the next $500 million of the Combined Tax-Managed Custom Core Assets; and 0.07% on Combined Tax-Managed Assets over $1 billion. If, at the close of business on September 30, 2019, the Combined Assets under this Agreement are less than $500 million, the fee for the first $250 million shall be permanently increased to 0.13% of the first $250 million of the Combined Assets; 0.09% of the next $250 million of the Combined Assets; 0.08% of the next $500 million of the Combined Assets; and 0.07% of the Combined Assets over $1 billion. Parametric did not manage assets in the Tax-Managed Custom Core Strategy for any of these Portfolios during the periods shown in the table. Prior to January 20, 2021, for its services, with respect to the RAFI US Multi-Factor Strategy, for The Institutional U.S. Equity Portfolio (the “Portfolio”), Parametric received a fee from PIMCO pursuant to a Sub-adviser agreement between Parametric and PIMCO which was terminated January 20, 2021.

Under the terms of the separate Parametric agreements for its Options Overlay Strategy, each of the Value Equity, Growth Equity, Institutional U.S. Equity, International Equity, Institutional International Equity, Emerging Markets and Corporate Opportunities Portfolios will pay Parametric a flat fee of $5,500 for each calendar month in which such Portfolio has assets allocated to Parametric for management using the options overlay strategy and each of the Core Fixed Income, U.S. Government Fixed Income Securities, U.S. Corporate Fixed Income Securities, U.S. Mortgage/Asset Backed Fixed Income Securities, Intermediate Term Municipal Bond and Intermediate Term Municipal Bond II Portfolios will pay Parametric a flat fee of $4,500 for each calendar month in which such Portfolio has assets allocated to Parametric for management using the options overlay strategy.

(4)	For its services with respect to the portion of The Value Equity Portfolio, The Growth Equity Portfolio and The Institutional U.S. Equity Portfolio allocated to Echo Street from time to time, Echo Street receives, effective March 12, 2021, from each Portfolio a fee at the annual rate of 0.85% on the first $50 million of Combined Assets; 0.70% on the next $50 million; 0.60% on the next $100 million of Combined Assets; and 0.55% on Combined Assets in excess of $200 million. Prior to March 12, 2021, Echo Street received from each Portfolio a fee based on the average daily net asset value of that portion of the respective Portfolio’s assets managed by it, at the annual rate of 0.75% of the first $50 million of Combined Assets; 0.60% of the next $50 million of Combined Assets; 0.50% of the next $100 million of Combined Assets and 0.45% of Combined Assets in excess of $200 million. “Combined Assets” means the sum of the net assets of that portion of each of the Institutional U.S. Equity, Value Equity and Growth Equity Portfolios allocated to Echo Street from time-to-time.

(5)	The Portfolio Management Contracts between Frontier and the Trust with respect to each of The Value Equity Portfolio, The Institutional U.S. Equity Portfolio and The Small Capitalization—Mid Capitalization Equity Portfolio were terminated effective

August 23, 2022. Prior to August 23, 2022, for its services to The Value Equity Portfolio, The Institutional U.S. Equity Portfolio and The Small Capitalization—Mid Capitalization Equity Portfolio, Frontier received an annual fee for the asset class of 0.75% for all assets allocated to it in excess of $90 million of the Combined Assets (as defined below), and an annual fee of 0.45% on the first $90 million of such Combined Assets. The term “Combined Assets” means the sum of the net assets of that portion of each of the Portfolios allocated to Frontier from time-to-time along with the net assets of each of those separately managed accounts advised by Hirtle Callaghan & Co. LLC for which Portfolio Manager provided day-to-day portfolio management services.

(6)	For its services to The Growth Equity and The Institutional U.S. Equity Portfolios, Jennison is compensated for its services to each Portfolio at an annual rate of 0.75% on the first $10 million of Combined Assets (see the Specialist Manager section of the Prospectus for the definition of Combined Assets), 0.50% on the next $30 million of such Combined Assets; 0.35% of the next $25 million of such Combined Assets; 0.25% on the next $335 million of such Combined Assets; 0.22% of the next $600 million of such Combined Assets; 0.20% on the next $4 billion of such Combined Assets; and 0.25% on the balance of such Combined Assets; subject to a maximum annual fee of 0.30% of the average daily net assets of the portion of the Portfolios allocated to Jennison.

(7)	The Portfolio Management Contracts between PIMCO and the Trust with respect to each of The Institutional U.S. Equity Portfolio, The Institutional International Equity Portfolio, The Core Fixed Income Securities Portfolio, The Corporate Opportunities Portfolio, The U.S. Corporate Fixed Income Securities Portfolio and The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio were terminated effective June 30, 2022. Prior to June 30, 2022, for its services to The Institutional U.S. Equity Portfolio with respect to its Enhanced Index Strategy, PIMCO was compensated at an annual rate of 0.25% of the average net assets of the Portfolio assigned to PIMCO. The Portfolio Management Contract between PIMCO and the Trust with respect to the RAFI US Multi-Factor Strategy of The Institutional U.S. Equity Portfolio was terminated effective January 20, 2021. Prior to the termination date, for its services to The Institutional U.S. Equity Portfolio with respect to the RAFI US Multi-Factor Strategy, PIMCO received an annual fee from the Portfolio, at the annual rate of 0.175% of the first $600 million of the Combined RAFI US Multi-Factor Strategy Assets (as defined below); 0.15% on the next $700 million of Combined RAFI US Multi-Factor Strategy Assets; and 0.125% on Combined RAFI US Multi-Factor Strategy Assets over $1.3 billion. Should these aggregate assets not reach or fall below $600 million, PIMCO’s fee will be calculated at an annual rate of 0.20%. The term “Combined RAFI US Multi-Factor Strategy Assets” means the sum of the net assets of that portion of each of the Portfolios allocated to PIMCO’s RAFI US Multi-Factor Strategy from time-to-time. Prior to June 30, 2022, for its services to The Institutional International Equity Portfolio, effective December 15, 2020, PIMCO received a fee based on the average daily net asset value of that portion of the Portfolio’s assets managed by it, at an annual rate of 0.39%. Prior to December 15, 2020, PIMCO received a fee based on the average daily net asset value of that portion of The Institutional International Equity Portfolio’s assets managed by it, at an annual rate of 0.45% on the first $150 million of such assets and 0.40% for all assets allocated to it in excess of $150 million. For its services to The Core Fixed Income Securities Portfolio, effective December 15, 2020, PIMCO received a fee based on the average daily net asset value of that portion of the Portfolio’s assets managed by it, at an annual rate of 0.25%. Prior to December 15, 2020, PIMCO received a fee based on the average daily net asset value of that portion of The Core Fixed Income Securities Portfolio’s assets managed by it, at an annual rate of 0.50% on the first $25 million of such assets, 0.375% on the next $25 million and 0.25% for all assets allocated to it in excess of $50 million. For its services to The Corporate Opportunities Portfolio, effective December 15, 2020, PIMCO received a fee based on the average daily net asset value of that portion of the Portfolio’s assets managed by it, at an annual rate of 0.45%. Prior to December 15, 2020, PIMCO received a fee based on the average daily net asset value of that portion of The Corporate Opportunities Portfolio’s assets managed by it, at an annual rate of 0.50% on the first $100 million of such assets, 0.45% on the next $100 million and 0.40% for all assets allocated to it in excess of $200 million. For its services to each of The U.S. Corporate Fixed Income Securities Portfolio and The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio, PIMCO received a fee based on the average daily net asset value of that portion of the Portfolio’s assets managed by it, at an annual rate of 0.60%.

(8)	For its services to The Institutional U.S. Equity Portfolio, Wellington Management is compensated at an annual rate of 0.75% on the first $50 million of the average daily net Combined Assets (see the Specialist Manager section of the Prospectus for the definition of Combined Assets) and 0.65% on Combined Assets over $50 million.

(9)	As of September 30, 2019, the Portfolio Management Contracts between Pzena Investment Management, LLC (“Pzena”) and the Trust were terminated. Prior to September 30, 2019, Pzena provided services to The Small Capitalization—Mid Capitalization Equity Portfolio and was compensated at an annual rate of 1.00% of the average net assets of each respective Portfolio assigned to Pzena.

(10)	As of September 30, 2019, the Portfolio Management Contracts between Ariel Investments, LLC (“Ariel”) and the Trust were terminated. Prior to September 30, 2019, Ariel provided services to The Small Capitalization—Mid Capitalization Equity Portfolio and was compensated by an annual fee, calculated daily and payable quarterly, in arrears, based on the Combined Assets (as defined below), in accordance with the following schedule: 1.00% of the first $10 million of the Combined Assets, 0.75% of the next $10 million and 0.50% of Combined Assets exceeding $20 million. Combined Assets under these agreements was the aggregate of the assets of the Portfolios allocated to Ariel and certain other investment advisory accounts at the Adviser or its affiliates for which Ariel provides similar services.

(11)	As of September 30, 2019, the Portfolio Management Contracts between Advisory Research, Inc. (“Advisory Research”) and the Trust were terminated. Prior to September 30, 2019, Advisory Research, which succeeded Cupps Capital Management LLC (“Cupps”) as Specialist Manager of the Portfolios on September 30, 2016, provided services to The Small Capitalization—Mid Capitalization Equity Portfolio and was compensated by a fee based on the average daily net asset value of that portion of the Portfolio allocated to it, at an annual rate of 0.85%. Prior to September 30, 2016, Cupps was entitled to receive a fee based on the average daily net asset value of that portion of the Portfolio allocated to it, at an annual rate of 0.85% and received the fees for such periods indicated above.

(12)	For its services to The Core Fixed Income Portfolio and The U.S. Corporate Fixed Income Securities Portfolio, Agincourt is compensated at an annual rate of 0.08% of the average daily net assets of that portion of each Portfolio that is managed by Agincourt. For its services to The ESG Growth Portfolio and The Catholic SRI Growth Portfolio, Agincourt is compensated at an annual rate of 0.12% of the average daily net assets of that portion of the Portfolio that is managed by Agincourt.

(13)	As of May 10, 2022, the Portfolio Management Contract between RBC GAM and the Trust with respect to The Emerging Markets Portfolio was terminated. For its services with respect to the portion of The Emerging Markets Portfolio allocated to RBC GAM from time to time (the “Account”), RBC GAM received a fee calculated at an annual rate of 0.80% of the first $100 million of Combined Assets; 0.65% of the next $150 million of Combined Assets; and 0.60% of Combined Assets in excess of $250 million. Combined Assets refers to the aggregate of all assets of the Portfolio managed by RBC GAM and any assets of other clients of the Adviser managed by RBC GAM using the same strategy. For its services with respect to the portion of The ESG Growth Portfolio allocated to RBC GAM from time to time, RBC GAM receives a fee calculated at an annual rate of 0.55% the first $50 million of the average daily net assets of The ESG Growth Portfolio; 0.50% of the next $50 million; and 0.45% of the average daily net assets in excess of $100 million.

(14)	As of June 16, 2020, the Portfolio Management Contracts between (“Artisan Partners”) and the Trust were terminated. Prior to termination, for its services to The International and Institutional International Equity Portfolios, Artisan Partners received a fee, calculated and payable monthly, in arrears, at an annual rate of 0.47% of the average daily net assets allocated to Artisan Partners so long as the Combined Assets (as defined below) are greater than $500 million. If the Combined Assets are reduced to $500 million or less due to withdrawals or redemptions, beginning with the first calendar month following the date on which such withdrawal or redemption reduced such Combined Assets to $500 million or less, the fee shall be calculated daily and paid monthly, in arrears, at an annual rate of 0.80% of the first $50 million of Combined Assets and 0.60% of Combined Assets in excess of $50 million. If the Combined Assets subsequently increase to more than $500 million due to contributions, and the net contributions over time are at least $500 million, beginning with the first calendar month following the date on which such increase occurred, the fee shall be at the annual rate of 0.47% of the average daily net assets allocated to Artisan Partners. For purposes of computing Artisan Partners’ fee, the term “Combined Assets” shall mean the sum of: (a) the net assets of The International Equity Portfolio of the HC Capital Trust managed by Artisan Partners; and (b) the net assets of The Institutional International Equity Portfolio of the HC Capital Trust managed by Artisan Partners. Prior to January 1, 2017, the fees payable to Artisan Partners were calculated separately for each Portfolio.

(15)	As of June 16, 2020, the Portfolio Management Contract between Causeway Capital Management LLC (“Causeway”) and the Trust with respect to The Institutional International Equity Portfolio was terminated. The Portfolio Management Contract between Causeway and the Trust with respect to The International Equity Portfolio was terminated effective December 31, 2019. For its services to The International Equity and The Institutional International Equity Portfolios, prior to termination, Causeway was compensated for its services to each Portfolio, each at an annual rate of 0.45% of the average net assets of The International Equity and The Institutional International Equity Portfolios allocated to Causeway.

(16)	For its services to The Corporate Opportunities Portfolio, CLIM is compensated at an annual rate of 0.45% of the average net assets of the Portfolio assigned to CLIM. For its services to The International Equity Portfolio and The Institutional International Equity Portfolio, CLIM receives a fee from each Portfolio at the annual rate, calculated daily and payable monthly, of 0.80% for the first $50 million of the “Combined Assets” of that portion of the Portfolio allocated to CLIM and 0.40% of those Combined Assets (as defined below) exceeding $50 million. For the purposes of computing CLIM’s fee for these Portfolios, the term “Combined Assets” shall mean the average daily net assets managed by CLIM in each of The International Equity Portfolio and The Institutional International Equity Portfolio and the net assets invested in the same strategy as these Portfolios that are managed by CLIM for the benefit of certain other investors who are clients of Hirtle Callaghan and Co., LLC.

For its services to The Emerging Markets Portfolio, CLIM receives a fee from the Portfolio at the annual rate, calculated daily and payable monthly, of 1.00% for the first $100 million of the “Combined Assets” of that portion of the Portfolio allocated to CLIM, 0.80% of those Combined Assets (as defined below) over $100 million to $200 million, and 0.50% of those “Combined Assets” over $200 million. For the purposes of computing CLIM’s fee for this Portfolio, the term “Combined Assets” shall mean the sum of the average daily net assets managed by CLIM in The Emerging Markets Portfolio and the net assets invested in the same strategy as the Portfolio that are managed by CLIM for the benefit of certain other investors who are clients of Hirtle Callaghan and Co., LLC.

For its services to The Intermediate Term Municipal Bond Portfolio, CLIM is compensated at the annual rate, calculated daily and payable monthly, of 0.45%. Prior to July 27, 2018, CLIM received a fee of 0.25% for the first $100 million of the assets of that portion of the Portfolio allocated to CLIM and 0.15% of those assets exceeding $100 million, subject to a maximum annual fee of 0.20% of the average daily of net assets of the Portfolio. For its services to The Intermediate Term Municipal Bond II Portfolio, CLIM is compensated at an annual rate, calculated daily and payable monthly, of 0.45%. Prior to July 27, 2018, CLIM received a fee of 0.125% of the average daily net assets of the Portfolio. CLIM became a Specialist Manager and began providing investment management services to The Intermediate Term Municipal Bond Portfolio and The Intermediate Term Municipal Bond II Portfolio on June 13, 2018.

(17)	As of June 16, 2020, the Portfolio Management Contract between Lazard Asset Management LLC (“Lazard”) and the Trust was terminated. For its services to The Institutional International Equity Portfolio, Lazard received at the annual rate of 0.40% of the average daily net assets of the first $75 million and 0.35% on the excess over $75 million of that portion of the assets of the Portfolio that may, from time to time be allocated to Lazard.

(18)	For its services with respect to the portion of The Emerging Markets Portfolio allocated to XY Investments from time to time, XY Investments receives a fee based on the average daily net asset value of that portion of the Portfolio’s assets managed by it, at the annual rate of 1.00%. The annual rate shall be reduced to 0.90% once the assets under management with respect to XY Investments’ (and its affiliates) Offshore Strategy exceeds $2 billion.

(19)	The Portfolio Management Contract between Fort Washington and the Trust with respect to The Corporate Opportunities Portfolio was terminated effective March 31, 2023. Prior to March 31, 2023, for its services to The Corporate Opportunities Portfolio, Fort Washington received a fee at the annual rate of 0.40% of the first $25 million of the Combined Assets (as defined below) that may, from time to time, be allocated to it by the Adviser, 0.375% of the next $25 million, 0.3375% of the next $50 million, 0.25% of the next $100 million and 0.20% on all assets allocated to Fort Washington if the average daily net assets exceeded $200 million. For the purposes of computing Fort Washington’s fee for the Portfolio, the term “Combined Assets” shall mean the consolidated total amount of the assets managed by Fort Washington in The Corporate Opportunities Portfolio and other assets held in certain separate accounts and managed by Fort Washington for clients of Hirtle Callaghan and Co., LLC.

(20)	As of March 31, 2022, the Portfolio Management Contract between WAMCO and the Trust was terminated. For its services to The Corporate Opportunities Portfolio, WAMCO received a fee at the annual rate of 0.75% of the average daily net assets of that portion of the Portfolio allocated to WAMCO.

(21)	For its services to The Intermediate Term Municipal Bond Portfolio, Insight is compensated at the annual rate of 0.25% for the first $100 million of the “Combined Assets” of that portion of the Portfolio allocated to Insight and 0.15% of those Combined Assets (as defined below) exceeding $100 million, subject to a maximum annual fee of 0.20% of the average daily of net assets of the Portfolio. For the purposes of computing Insight’s fee for the Portfolio, the term “Combined Assets” shall mean the consolidated total amount of the assets managed by Insight in each Intermediate Term Municipal Bond Portfolio and certain other assets managed by Insight for clients of Hirtle Callaghan and Co., LLC. Insight became a Specialist Manager to the Intermediate Term Municipal Bond Portfolio and assumed investment management responsibilities from Mellon on September 1, 2021.

(22)	For its services to The Intermediate Term Municipal Bond Portfolio, The Intermediate Term Municipal Bond II Portfolio and The Short Term Municipal Bond Portfolio, Breckinridge is compensated at an annual rate of 0.125% of the average net assets of each Portfolio. Breckinridge became a Specialist Manager and began providing investment management services to The Intermediate Term Municipal Bond Portfolio on December 15, 2020.

(23)	For its services to The Institutional U.S. Equity Portfolio, RhumbLine is compensated at an annual rate of 0.04% of the average net assets of the Portfolio. For its services to The Institutional International Equity Portfolio, RhumbLine is compensated at an annual rate of 0.05% of the average net assets of the Portfolio. RhumbLine became a Specialist Manager and began providing investment management services to The Institutional U.S. Equity Portfolio and The Institutional International Equity Portfolio on August 18, 2022.

(24)	For its services to The Corporate Opportunities Portfolio, MacKay shall be entitled to receive a fee, which fee shall be payable monthly in arrears at the annual rate of 0.40% on the first $100 million of the average daily net assets of the Account and 0.35% on average daily net assets of the Account over $100 million. MacKay became a Specialist Manager and began providing investment management services to The Corporate Opportunities Portfolio on August 18, 2022.

ADMINISTRATION, DISTRIBUTION, AND RELATED SERVICES. Citi Fund Services Ohio, Inc. (“Citi”), 4400 Easton Commons, Suite 200, Columbus, OH 43219 has been retained, pursuant to a separate Administrative Services Contract with the Trust, to serve as the Trust’s administrator. Citi performs similar services for mutual funds other than the Trust. Citi is owned by Citibank, N.A. (“Citibank”). Citibank and its affiliated companies are wholly owned subsidiaries of Citigroup Inc., a publicly held company (NYSE: C).

Services performed by Citi include: (a) general supervision of the operation of the Trust and coordination of services performed by the various service organizations retained by the Trust; (b) regulatory compliance, including the compilation of information for documents and reports furnished to the SEC and corresponding state agencies; and (c) assistance in connection with the preparation and filing of the Trust’s registration statement and amendments thereto. As administrator, Citi maintains certain books and records of the Trust that are required by applicable federal regulations. Pursuant to separate contracts, Citi or its affiliates also serve as the Trust’s accounting agent and Citi receives fees for such services. For its services, Citi receives a single all-inclusive fee which is computed daily and paid monthly in arrears, and is calculated at an annual rate of 0.0506% of the Portfolios’ average daily net assets up to $6 billion; 0.0047% of the Portfolios’ average daily net assets between $6 billion and $12 billion, and 0.0276% of the Portfolios’ average daily net assets in excess of $12 billion. Citi receives additional fees paid by the Trust for compliance services, fair value support services, regulatory reporting services and reimbursement of certain expenses.

For the fiscal years ended June 30, 2020, 2021 and 2022, Citi, as Administrator received administration fees in accordance with the agreement in effect at the time in the following amounts for each of the Portfolios (amounts in thousands):

	FISCAL YEAR ENDED June 30, 2022	FISCAL YEAR ENDED June 30, 2021	FISCAL YEAR ENDED June 30, 2020
The Value Equity Portfolio	$283	$235	$201
The Growth Equity Portfolio	$354	$307	$257
The Institutional U.S. Equity Portfolio	$933	$934	$574
The Small Capitalization—Mid Capitalization Equity Portfolio	$63	$55	$61
The ESG Growth Portfolio	$120	$92	$94
The Catholic SRI Growth Portfolio	$64	$62	$62
The International Equity Portfolio	$309	$281	$299
The Institutional International Equity Portfolio	$466	$477	$583
The Emerging Markets Portfolio	$369	$374	$433
The Core Fixed Income Portfolio	$95	$86	$80
The Corporate Opportunities Portfolio	$126	$135	$185
The U.S. Government Fixed Income Securities Portfolio	$135	$121	$119
The U.S. Corporate Fixed Income Securities Portfolio	$126	$131	$128
The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio	$163	$156	$140
The Short-Term Municipal Bond Portfolio	$77	$71	$55
The Intermediate Term Municipal Bond Portfolio	$168	$159	$146
The Intermediate Term Municipal Bond II Portfolio	$56	$46	$44

Under a Compliance Services Agreement between the Trust and Citi, Citi provides infrastructure and support in implementing the written policies and procedures comprising the Trust’s compliance program. This includes providing support services to the Chief Compliance Officer (“CCO”), and assisting in preparing or providing documentation for the Trust’s CCO to deliver to the Board. Citibank serves as the securities lending agent to the Trust. As the securities lending agent, Citibank is responsible for the implementation and administration of the securities lending program pursuant to a Global Securities Lending Agency Agreement (“Securities Lending Agreement”). Citibank acts as agent to the Trust to lend available securities with any person on its list of approved borrowers, including Citibank and certain of its affiliates. Citibank determines whether a loan shall be made and negotiates and establishes the terms and conditions of the loan with the borrower. Citibank ensures that all substitute interest, dividends, and other distributions paid with respect to loan securities is credited to the applicable Portfolio’s relevant account on the date such amounts are delivered by the borrower to Citibank. Citibank receives and holds, on the Portfolio’s behalf, collateral from borrowers to secure obligations of borrowers with respect to any loan of available securities. Citibank marks loaned securities and collateral to their market value each business day based upon the market value of the collateral and loaned securities at the close of business employing the most recently available pricing information and receives and delivers collateral in order to maintain the value of the collateral at no less than 100% of the market value of the loaned securities. At the termination of the loan, Citibank returns the collateral to the borrower upon the return of the loaned securities to Citibank. Citibank invests cash collateral in accordance with the Securities Lending Agreement. Citibank maintains such records as are reasonably necessary to account for loans that are made and the income derived therefrom and makes available to the Portfolios a monthly statement describing the loans made, and the income derived from the loans, during the period. Citibank performs compliance monitoring and testing of the securities lending program and provides quarterly reports to the Trust’s Board of Trustees. The Portfolios, except for The Core Fixed Income Portfolio, The U.S. Government Fixed Income Securities Portfolio, The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio, The Short-Term Municipal Bond Portfolio, The Intermediate Term Municipal Bond Portfolio and The Intermediate Term Municipal Bond II Portfolio, which did not engage in securities lending activities, and The ESG Growth Portfolio and The U.S. Corporate Fixed Income Securities Portfolio whose securities lending activities earned de minimus amounts, earned income and paid fees and compensation to service providers related to their securities lending activities during the most recent fiscal year:

	Value	Growth	Inst’l U.S. Equity	Small- Mid Cap	Catholic SRI
Gross income from securities lending activities
Fees and/or compensation for securities lending activities	$6,904	$23,170	$44,188	$12,228	$2,245
Fees paid to securities lending agent from revenue split	$1,425	$4,722	$8,907	$2,495	$456
Fees paid for any cash collateral management services (including fees deducted from a pooled	$-	$-	$-	$-	$-

cash collateral reinvestment vehicle) that are not included in the revenue split
Administrative fees not included in the revenue split	$-	$-	$-	$-	$-
Indemnification fees not included in the revenue split	$-	$-	$-	$-	$-
Rebate (paid to borrow)	$-	$-	$-	$-	$-
Other fees not included in revenue split	$-	$-	$-	$-	$-
Aggregate fees and/or compensation for securities lending activities	$1,425	$4,722	$8,907	$2,495	$456
Net income from securities lending activities	$5,479	$18,448	$35,281	$9,733	$1,789

	International Equity	Inst’l International	Emerging Markets	Corporate Opportunities
Gross income from securities lending activities	$1,048	$278,900	$85,695	$11,633
Fees and/or compensation for securities lending activities	$210	$55,638	$17,092	$2,326
Fees paid to securities lending agent from revenue split
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$-	$-	$-	$-
Administrative fees not included in the revenue split	$-	$-	$-	$-
Indemnification fees not included in the revenue split	$-	$-	$-	$-
Rebate (paid to borrow)	$-	$-	$-	$-
Other fees not included in revenue split	$-	$-	$-	$-

Aggregate fees and/or compensation for securities lending activities	$210	$55,638	$17,092	$2,326
Net income from securities lending activities	$838	$223,262	$68,603	$9,307

FIS Investor Services LLC (“FIS”), formerly, SunGard Investor Services LLC, serves as the Trust’s Transfer Agent pursuant to an agreement approved by the Board on March 10, 2015. FIS receives, for performing the services listed under its agreement, a fee, which is paid monthly, calculated at an annual rate of: 0.0034% of the Portfolios’ average daily net assets up to $6 billion; 0.0003% of the Portfolios’ average daily net assets between $6 billion and $12 billion, and 0.0019% of the Portfolios’ average daily net assets in excess of $12 billion. The offices of the Transfer Agent are located at 4249 Easton Way, Suite 400, Columbus, OH 43219.

Ultimus Fund Distributors (formerly, Unified Financial Securities, LLC) (“UFD”) a wholly-owned subsidiary of Ultimus Fund Solutions, LLC. (“Ultimus”), serves as the Trust’s principal underwriter pursuant to an agreement approved by the Board on December 11, 2018 that became effective February 1, 2019 in connection with the consummation of the purchase of a majority ownership interest of Ultimus by a private equity firm, GTCR, LLC. Because shares of the Trust’s Portfolios are available only to clients of the Adviser and financial intermediaries that have established a relationship with the Adviser, the services to be provided by UFD are limited. UFD will receive an annual fee of $50,000 for performing the services listed under its agreement. The offices of the principal underwriter are located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. None of UFD’s duties under its agreement are primarily intended to result in the sale of Trust shares.

Foreside provides CCO services to the Trust and its Portfolios pursuant to a Compliance Services Agreement assigned to Foreside effective December 7, 2021 by Alaric Compliance Services LLC (“Alaric”) following Foreside’s acquisition of Alaric. Foreside makes an employee available to serve as the CCO for the Trust. The CCO develops compliance reports for the Board, makes findings and conducts reviews pertaining to the Trust’s compliance program and related policies and procedures of the Trust’s service providers. For these services, the Trust currently pays Foreside $164,000 per annum, plus certain out of pocket expenses.

State Street Bank and Trust Company (“State Street”) is the Trust’s custodian. The custodian is responsible for the safekeeping of the domestic and foreign assets of each of the Trust’s Portfolios. The custodian is compensated at the rate of 0.01% of the first $2 billion, 0.0075% of the next $3 billion, and 0.005% of the assets in excess of $5 billion of the Trust’s domestic assets, 0.0225% of the Trust’s foreign assets in developed countries. With respect to securities from emerging markets, the custodian is compensated at rates ranging from 0.07% to 0.50% depending upon the particular market in question. The offices of the custodian are located at State Street Financial Center, 1 Lincoln Street, Boston, MA 02111.

Each of the The Value Equity Portfolio, The Growth Equity Portfolio, The Institutional U.S. Equity Portfolio and The Small Capitalization – Mid Capitalization Equity Portfolio may participate in ReFlow, a program designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on the fund. ReFlow provides participating mutual funds with another source of cash by standing ready to purchase shares from a fund equal to the amount of the fund’s net redemptions on a given day. ReFlow then generally redeems those shares when the fund experiences net sales. In return for this service, a participating Portfolio will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds. The costs to a Portfolio for participating in ReFlow are expected to be influenced by and comparable to the cost of other sources of liquidity, such as the Portfolio’s short-term lending arrangements or the costs of selling portfolio securities to meet redemptions. ReFlow will be prohibited from acquiring more than 3% of the outstanding voting securities of a participating Portfolio.

ReFlow Services LLC, the entity which facilitates the day-to-day operations of ReFlow will provide the Board with quarterly reports regarding a participating Portfolio’s usage of the program, and the Board shall determine annually whether continued participation in the program is in the best interests of the participating Portfolios and their shareholders.

FURTHER INFORMATION ABOUT THE TRUST’S INVESTMENT POLICIES

As stated in the Prospectus, the Trust currently offers seventeen portfolios, each of which are presented in this Statement of Additional Information, each with its own investment objectives and policies. These portfolios are: The Equity Portfolios—The Value Equity, Growth Equity, Small Capitalization—Mid Capitalization Equity, ESG Growth; Catholic SRI Growth; International Equity and Emerging Markets Portfolios; The Institutional Equity Portfolios—The Institutional U.S. Equity and Institutional International Equity Portfolios; and The Income Portfolios—The Core Fixed Income, Corporate Opportunities, U.S. Government Fixed Income Securities, U.S. Corporate Fixed Income Securities, U.S. Mortgage/Asset Backed Fixed Income Securities, Short-Term Municipal Bond, Intermediate Term Municipal Bond and Intermediate Term Municipal Bond II Portfolios.

The following discussion supplements the prospectus discussion of the investment risks associated with the types of investments in which the Portfolios are entitled to invest. The table below summarizes these investments. The table is, however, only a summary list and is qualified in its entirety by the more detailed discussion included in the Prospectus and in this Statement of Additional Information.

Further, as indicated in the Prospectus, that portion of the assets of the Value Equity, Growth Equity, Small Capitalization—Mid Capitalization Equity, International Equity, Institutional U.S. Equity, Institutional International Equity and Emerging Markets Portfolios (“Index Accounts”) that have been or may be allocated to Mellon and the indexing strategies that Mellon has been retained to provide, may be invested exclusively in securities included in the benchmark index associated with those Portfolios, respectively, provided that Mellon is authorized to and may use certain derivative instruments for the purpose of gaining market exposure consistent with such index strategy and provided further that the Index Accounts may temporarily hold non-index names due to corporate actions (i.e., spin-offs, mergers, etc.).

The Equity and Institutional Equity Portfolios

Investment Instrument/Strategy	Value	Growth	Small- Mid Cap	Int’l	Emerging Markets	Inst. US Equity	Inst. Int’l	ESG	C SRI Growth
ADRs, EDRs and GDRs	x	x	x	x	x	x	x	x	x
Agencies	*	*	*	*	*	x	*	*	*
Asset-Backed Securities	—	—	—	—	—	x	x	x	x
Cash Equivalents	*	*	*	*	*	x	*	x	x
Collateralized Mortgage Obligations	—	—	—	—	—	x	—	x	x
Commercial Paper	*	*	*	*	*	x	*	x	x
Commodity-Linked Derivatives	—	—	—	—	—	—	x	—	—
Common Stock	x	x	x	x	x	x	x	x	x
Convertibles	x	x	x	x	x	x	x	x	x
Corporates	—	—	—	—	—	x	x	x	x
Depositary Receipts	x	x	x	x	x	x	x	x	x
Emerging Markets Securities	x	x	x	x	x	x	x	x	x
Floaters	*	*	*	*	*	x	*	*	*
Foreign Currency	—	—	—	x	x	x	x	x	x
Foreign Equity (US $)	x	x	x	x	x	x	x	x	x
Foreign Equity (non-US $)	x	x	x	x	x	x	x	x	x
Foreign Fixed-Income Securities	—	—	—	—	—	x	x	x	x
Forwards	x	x	x	x	x	x	x	x	x
Futures	x	x	x	x	x	x	x	x	x
High Yield Debt Securities	—	—	—	—	—	x	x	x	x
Investment Companies	x	x	x	x	x	x	x	x	x
Investment Grade Debt Securities	—	—	—	—	—	x	x	x	x

Investment Instrument/Strategy	Value	Growth	Small- Mid Cap	Int’l	Emerging Markets	Inst. US Equity	Inst. Int’l	ESG	C SRI Growth
Money Market Funds	x	x	x	x	x	x	x	x	x
Mortgage-Backed Securities	—	—	—	—	—	x	x	x	x
Mortgage Securities	—	—	—	—	—	x	x	x	x
Municipals	—	—	—	—	—	x	x	—	—
Options	x	x	x	x	x	x	x	x	x
Preferred Stock	x	x	x	x	x	x	x	x	x
REITs	x	x	x	x	x	x	x	x	x
Repurchase Agreements	*	*	*	*	*	x	x	x	x
Reverse Repurchase Agreements	*	*	*	*	*	x	x	*	*
Rights	x	x	x	x	x	x	x	x	*
Securities Lending	x	x	x	x	x	x	x	x	x
Short Sales	x	x	x	x	x	x	x	x	x
Step-Up Bonds	—	—	—	—	–	x	x	*	*
Stripped Mortgage-Backed Securities	—	—	—	—	–	x	x	x	—
Structured Notes	x	x	x	x	x	x	x	x	x
Swaps	x	x	x	x	x	x	x	x	x
TIPS	—	—	—	—	–	x	x	—	x
U.S. Governments	*	*	*	*	*	x	*	x	—
Warrants	x	x	x	x	x	x	x	x	x
When-Issued Securities	x	x	x	x	x	x	x	x	x
Yankees and Eurobonds	—	—	—	—	–	x	x	x	x
Zero Coupon Agencies	—	—	—	—	–	—	x	—	x

The Income Portfolios

Investment Instrument/Strategy	Core Fixed	Corporate Oppy.	U.S. Govt.	U.S. Corporate	U.S. Mortgage/ Asset Backed	Short- Term	Interm.	Intermediate Term II
Agencies	x	x	x	x	x	x	x	x
Asset-Backed Securities	x	x	—	x	x	x	x	x
Brady Bonds	x	x	—	—	—	—	—	—
Cash Equivalents	x	x	x	x	x	x*		*
Collateralized Bond Obligations	—	x	—	x	x	—	—	—
Collateralized Debt Obligations	—	x	—	x	x	—	—	—
Collateralized Loan Obligations	—	x	—	x	x	—	—	—
Collateralized Mortgage Obligations	x	x	—	x	x	—	—	—
Commercial Paper	x	x	x	x	x	x*	*	*
Commercial Mortgage-Backed Securities (CMBS)	—	x	—	—	—	—	—	—
Commodity-Linked Derivatives	—	—	—	—	—	—	—	—
Convertibles	x	x	—	—		—	—	—
Corporates	x	x	—	x	—	—	—	—
Depositary Receipts	x	x	—	x	x	—	—	—
Emerging Markets Securities	—	x	—	x	—	—	—	—
Equipment Trust Certificates (EETC’s)	—	x	—	—	—	—	—	—
Floaters	x	x	—	x	—	—	—	x
Foreign Currency	x	x	—	x	—	—	—	—
Foreign Equity (US $)	—	x	—	—	—	—	—	—
Foreign Equity (non-US $)	—	x	—	—	—	—	—	—
Foreign Fixed Income Securities	x	x	—	x	—	—	—	—
Forwards	x	x	x	x	x	x	x	x
Futures	x	x	x	x	x	x	x	x

Investment Instrument/Strategy	Core Fixed	Corporate Oppy.	U.S. Govt.	U.S. Corporate	U.S. Mortgage/ Asset Backed	Short- Term	Interm.	Intermediate Term II
High Yield Securities	x	x	—	x	—	—	x	x
Inverse Floaters	x	x	—	—	—	—	—	—
Investment Companies	x	x	x	x	x	x	x	x
Loan (Participations and Assignments)	—	x	—	—	x	x	—	—
Mortgage Securities	x	x	—	x	x	x	x	x
Municipals	x	x	x	x	x	x	x	x
Options	x	x	x	x	x	x	x	x
Preferred Stock	x	x	—	x	—	—	—	—
REITS	—	x	—	—	—	—	—	—
Repurchase Agreements	*	*	*	*	*	*	*	*
Reverse Repurchase Agreements	*	*	*	*	*	*	*	*
Rights	x	x	—	—	—	—	x	x
Stripped Mortgage-Backed Securities	x	x	—	—	x	—	—	—
Securities Lending	x	x	x	x	x	x	x	x
Short Sales	x	x	x	x	x	x	x	x
Step-Up Bonds	x	x	—	—	—	—	—	—
Structured Investments	x	x	—	x	—	x	x	x
Structured Notes	x	x	—	x	—	x	x	x
Swaps	x	x	x	x	x	x	x	x
TIPs	x	x	x	x	—	x	x	x
U.S. Governments	x	x	x	x	x	x	x	x
Warrants	—	x	—	—	—	—	—	—
When-Issued Securities	x	x	—	—	x	x	x	x
Yankees and Eurobonds	x	x	—	x	x	—	—	—
Zero Coupons Agencies	x	x	x	x	x	x	—	—
Zero Coupon Bonds	—	x	—	—	—	—	—	—

x	Allowable investment

-	Not an allowable investment

*	Money market instruments for cash management or temporary purposes

FOREIGN INVESTMENTS.

FOREIGN SECURITIES AND FOREIGN GOVERNMENT SECURITIES. American Depositary Receipts (“ADRs”) are dollar-denominated receipts generally issued in registered form by domestic banks that represent the deposit with the bank of a security of a foreign issuer. ADRs are publicly traded on U.S. exchanges and in over-the-counter markets. Generally, they are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. The Equity and Institutional Equity Portfolios are permitted to invest in ADRs. Additionally, these Portfolios may invest in European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). EDRs are similar to ADRs but are issued and traded in Europe. GDRs are similar to ADRS but are listed in more than one country. Both EDRs and GDRs may be issued in bearer form and denominated in currencies other than U.S. dollars, and are generally designed for use in securities markets outside the U.S. Depositary receipts may or may not be denominated in the same currency as the underlying securities. For purposes of the Trust’s investment policies, ADRs, EDRs and GDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, EDR or GDR representing ownership of common stock will be treated as common stock. The depositary receipts are securities that demonstrate ownership interests in a security or pool of securities that have been placed with a ‘depository.’ ADR, EDR or GDR programs and other depositary receipts may be sponsored or unsponsored. Unsponsored programs are subject to certain risks. In contrast to sponsored programs, where the foreign issuer of the underlying security works with the depository institution to ensure a centralized source of information about the underlying company, including any annual or other similar reports to shareholders, dividends and other corporate actions, unsponsored programs are based on a service agreement between the depository institution and holders of ADRs, EDRs or GDRs issued by the program; thus, investors bear expenses associated with certificate transfer, custody and dividend payments. In addition, there may be several depository institutions involved in issuing unsponsored ADRs, EDRs or GDRs for the same underlying issuer. Such duplication may lead to market confusion because there would be no central source of information for buyers, sellers and intermediaries, and delays in the payment of dividends and information about the underlying issuer or its securities could result. For other depositary receipts, the depository may be foreign or a U.S. entity, and the underlying securities may have a foreign or U.S. issuer.

The foreign government securities in which certain Portfolios may invest generally consist of debt obligations issued or guaranteed by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt securities of supranational entities. Such securities may be denominated in other currencies. Foreign government securities also include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies. A Portfolio may invest in foreign government securities in the form of ADRs as described above. The Institutional U.S. Equity Portfolio may invest without limit in equity securities of non-U.S. real estate companies, or sponsored and unsponsored depositary receipts for such securities.

On January 31, 2020, the United Kingdom (UK) left the European Union (EU). Upon the UK’s withdrawal from the EU, the EU and the UK entered into a transition phase, which concluded on December 31, 2020. On December, 24, 2020, the UK and the EU agreed upon a Trade and Cooperation Agreement that was provisionally applied beginning on January 1, 2021 and which was formally approved by the EU Parliament in April, 2021, becoming fully effective on May 1, 2021. The UK, EU and broader global economy may still experience volatility in foreign exchange markets as a result of these events, which may impact investment returns. The negative impact of the UK’s departure on, not only the UK and European economies, but the broader global economy, could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues.

DIRECT CHINA INVESTMENTS Historically, investments in stocks, bonds, and warrants listed and traded on a Mainland China stock exchange, investment companies, and other financial instruments (collectively referred to as “China Securities”) approved by the China Securities Regulatory Commission were not eligible for investment by non-Chinese investors.

The Emerging Markets Portfolio, however, may purchase China A shares via the Shanghai-Hong Kong Stock Connect program (“Stock Connect”) or through licensed and approved intermediaries. Stock Connect allows investors to trade and settle China A shares via the Stock Exchange of Hong Kong Limited (“HKEx”) and clearing house. Alternatively, The Emerging Markets Portfolio may utilize equivalent products through participating brokers. The Emerging Markets Portfolio’s investments in China A shares may be subject to additional risk factors.

The trading and settlement currency of China A shares are in Chinese Yuan Renminbi and the Emerging Markets Portfolio will be exposed to currency risks due to the conversion of another currency into Renminbi.

The Emerging Markets Portfolio trades China A shares through brokers that are licensed and approved and may be Stock Connect participants. China A shares purchased through Stock Connect will be settled by the Hong Kong Securities Clearing Company (“HKSCC”) with ChinaClear, the central clearinghouse in the People’s Republic of China (“PRC”), on behalf of Hong Kong investors. During the settlement process, HKSCC will act as nominee on behalf of Hong Kong executing brokers, and as a result, SSE listed shares will not be in the name of the Emerging Markets Portfolio, its custodian, or any of its brokers during this time period.

While the Emerging Markets Portfolio’s ownership of the shares will be reflected on the books of the custodian’s records, the Emerging Markets Portfolio will only have beneficial rights in the shares. Stock Connect regulations provide that investors, such as the Emerging Markets Portfolio, enjoy the rights and benefits of China A shares purchased through Stock Connect. However, Stock Connect is still in its early stages. Further developments are likely and there can be no assurance as to whether or how such developments may restrict or affect a Portfolio’s investments or returns.

The Portfolio also would be exposed to counterparty risks with respect to ChinaClear and intermediaries, such as brokers, through which it trades. In the event of the insolvency of ChinaClear, the Emerging Markets Portfolio’s ability to take action directly to recover the Portfolio’s assets may be limited. The HKSCC, as nominee holder, would have the exclusive right, but not the obligation, to take any legal action or court proceeding to enforce any rights of investors, such as the Emerging Markets Portfolio. Recovery of Portfolio assets may be subject to delays and expenses, which may be material. Similarly, HKSCC would be responsible for the exercise of shareholder rights with respect to corporate actions (including all dividends, rights issues, merger proposals or other shareholder votes). While HKSCC will endeavor to provide investors with the opportunity to provide voting instructions, investors may not have sufficient time to consider proposals or provide instructions. In addition, the Emerging Markets Portfolio also would be exposed to counterparty risk with respect to HKSCC. A failure or delay by the HKSCC in the performance of its obligations may result in a failure of settlement, or the loss, of Stock Connect securities and/or monies in connection with them and the Emerging Markets Portfolio may suffer losses as a result.

While certain aspects of the trading process are subject to Hong Kong law, PRC rules applicable to share ownership will apply including foreign shareholding restrictions and disclosure obligations applicable to China A shares. In addition, transactions using Stock Connect are not subject to the Hong Kong investor compensation fund or the China Securities Investor Protection Fund.

Investment in China A securities is subject to various risks associated with the legal and technical framework of Stock Connect. Stock Connect is generally available only on business days when both the HKEx and China A markets are open. When either or both the HKEx and China A are closed, investors will not be able to trade securities at times that may otherwise be beneficial to such trades. Because the program is new, the technical framework for Stock Connect has only been tested using simulated market conditions. In the event of high trade volumes or unexpected market conditions, Stock Connect may be available only on a limited basis, if at all.

CURRENCY RELATED INSTRUMENTS. As indicated in the Prospectus, certain Portfolios may use forward foreign currency exchange contracts and currency swap contracts in connection with permitted purchases and sales of securities of non-U.S. issuers. Certain Portfolios may, consistent with their respective investment objectives and policies, use such contracts as well as certain other currency related instruments to reduce the risks associated with the types of securities in which each is authorized to invest and to hedge against fluctuations in the relative value of the currencies in which securities held by each are denominated. The following discussion sets forth certain information relating to forward currency contracts, currency swaps, and other currency related instruments, together with the risks that may be associated with their use. Currency positions are not considered to be an investment in a foreign government for industry concentration purposes.

About Currency Transactions and Hedging. Certain Portfolios are authorized to purchase and sell options, futures contracts and options thereon relating to foreign currencies and securities denominated in foreign currencies. Such instruments may be traded on foreign exchanges, including foreign over-the-counter markets. Transactions in such instruments may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by: (i) foreign political, legal and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in a Portfolio’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States; and (iv) lesser trading volume. Foreign currency exchange transactions may be entered into for the purpose of hedging against foreign currency exchange risk arising from the Portfolio’s investment or anticipated investment in securities denominated in foreign currencies. Options relating to foreign currencies may also be purchased or sold to increase exposure to a foreign currency or to shift foreign currency exposure from one country to another.

Foreign Currency Options and Related Risks. Certain Portfolios may take positions in options on foreign currencies to hedge against the risk of foreign exchange rate fluctuations on foreign securities the Portfolio holds in its portfolio or intends to purchase. For example, if the Portfolio were to enter into a contract to purchase securities denominated in a foreign currency, it could effectively fix the maximum U.S. dollar cost of the securities by purchasing call options on that foreign currency. Similarly, if the Portfolio held securities denominated in a foreign currency and anticipated a decline in the value of that currency against the U.S. dollar, it could hedge against such a decline by purchasing a put option on the currency involved. The markets in foreign currency options are relatively new, and the Portfolio’s ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally. The quantities of currencies underlying option contracts represent odd lots in a market dominated by transactions between banks and, as a result, extra transaction costs may be incurred upon exercise of an option. There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations be firm or revised on a timely basis. Quotation information is generally representative of very large transactions in the interbank market and may not reflect smaller transactions where rates may be less favorable. Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

Forward Foreign Currency Exchange Contracts and Currency Swaps. To the extent indicated in the Prospectus, the Portfolios may use forward contracts and swaps to protect against uncertainty in the level of future exchange rates in connection with specific transactions or for hedging purposes. For example, when a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Portfolio anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, the Portfolio may desire to “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of the payment, by entering into a forward contract or swap for the purchase or sale of the foreign currency involved in the underlying transaction in exchange for a fixed amount of U.S. dollars or foreign currency. This may serve as a hedge against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received. The International Equity, Institutional International Equity, Institutional U.S. Equity, Corporate Opportunities, U.S. Corporate Fixed Income Securities and Emerging Markets Portfolios may also use forward or swap contracts in connection with specific transactions. In addition, they may use such contracts to lock in the U.S. dollar value of those positions, to increase the Portfolio’s exposure to foreign currencies that the Specialist Manager believes may rise in value relative to the U.S. dollar or to shift the Portfolio’s exposure to foreign currency fluctuations from one country to another. For example, when the Specialist Manager believes that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar or another currency, it may enter into a forward or swap contract to sell the amount of the former foreign currency approximating the value of some or all of the portfolio securities held by the Portfolio that are denominated in such foreign currency. This investment practice generally is referred to as “cross-hedging.”

The precise matching of the forward or swap contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward or swap contract is entered into and the date it matures. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward and swap contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Portfolio to sustain losses on these contracts and transaction costs. A Portfolio may enter into forward or swap contracts or maintain a net exposure to such contracts only if: (1) the consummation of the contracts would not obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio’s securities and other assets denominated in that currency; or (2) the Portfolio maintains cash, U.S. government securities or other liquid securities in a segregated account in an amount which, together with the value of all the portfolio’s securities denominated in such currency, equals or exceeds the value of such contracts.

At or before the maturity date of a forward or swap contract that requires the Portfolio to sell a currency, the Portfolio may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Portfolio may close out a forward or swap contract requiring it to purchase a specified currency by entering into another contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. As a result of such an offsetting transaction, a Portfolio would realize a gain or a loss to the extent of any change in the exchange rate between the currencies involved between the execution dates of the first and second contracts. The cost to a Portfolio of engaging in forward or swap contracts varies with factors such as the currencies involved, the length of the contract period and the prevailing market conditions. Because forward and swap contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward or swap contracts does not eliminate fluctuations in the prices of the underlying securities a Portfolio owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward and swap contracts limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

Certain forward foreign currency contracts do not provide for physical settlement of the underlying currencies but instead provide for settlement by a single cash payment (“non-deliverable forwards”). Under definitions adopted by the Commodity Futures Trading Commission (“CFTC”) and the SEC, non-deliverable forwards are considered swaps. Although non-deliverable forwards have historically been traded in the over-the-counter (“OTC”) market, as swaps they may in the future be required to be centrally cleared and traded on public facilities. For more information, see “OTHER DERIVATIVES—SWAP AGREEMENTS” below.

Although the Portfolios value their assets daily in terms of U.S. dollars, no Portfolio intends to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Portfolios may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

OTHER DERIVATIVES.

OPTIONS. To the extent indicated in the Prospectus, the Portfolios may also invest in options in order to hedge against investment risks, to seek to efficiently obtain or adjust exposure to certain securities or groups of securities, or otherwise to increase returns. A Portfolio may use options only in a manner consistent with its investment objective and policies and may not invest more than 10% of its total assets in option purchases. With the exception of The Institutional U.S. Equity Portfolio and The Corporate Opportunities Portfolio, options may be used only for the purpose of reducing investment risk or to gain market exposure investment. The Portfolios mentioned above may invest in options as disclosed in their Prospectus. The Portfolios may invest in options on individual securities, baskets of securities or particular measurements of value or rate (an “index”), such as an index of the price of treasury securities or an index representative of short-term interest rates. Such options may be traded on an exchange or in the OTC markets. OTC options are subject to greater credit and liquidity risk. See “Additional Risk Factors of OTC Options.” The following discussion sets forth certain information relating to the types of options that the Portfolios may use, together with the risks that may be associated with their use.

About Options on Securities. A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option period, to deliver the underlying security against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option period, to buy the underlying security at the exercise price. Options may be based on a security, a securities index or a currency. Options on securities are generally settled by delivery of the underlying security whereas options on a securities index or currency are settled in cash.

Options on Securities Indices. Options on securities indices may be used in much the same manner as options on securities. Index options may serve as a hedge against overall fluctuations in the securities markets or market sectors, rather than anticipated increases or decreases in the value of a particular security. Thus, the effectiveness of techniques using stock index options will depend on the extent to which price movements in the securities index selected correlate with price movements of the Portfolio to be hedged. Options on stock indices are settled exclusively in cash.

Option Purchases. Call options on securities may be purchased in order to fix the cost of a future purchase. In addition, call options may be used as a means of participating in an anticipated advance of a security on a more limited risk basis than would be possible if the security itself were purchased. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the amount of loss, if any, to the amount of the option premium paid. Conversely, if the market price of the underlying security rises and the call is exercised or sold at a profit, that profit will be reduced by the amount initially paid for the call.

Put options may be purchased in order to hedge against a decline in market value of a security held by the Portfolio. The put effectively guarantees that the underlying security can be sold at the predetermined exercise price, even if that price is greater than the market value at the time of exercise. If the market price of the underlying security increases, the profit realized on the eventual sale of the security will be reduced by the premium paid for the put option. Put options may also be purchased on a security that is not held by the Portfolio in anticipation of a price decline in the underlying security. In the event the market value of such security declines below the designated exercise price of the put, the Portfolio would then be able to acquire the underlying security at the market price and exercise its put option, thus realizing a profit. In order for this strategy to be successful, however, the market price of the underlying security must decline so that the difference between the exercise price and the market price is greater than the option premium paid.

Option Writing. Call options may be written (sold) by the Portfolios. Generally, calls will be written only when, in the opinion of a Portfolio’s Specialist Manager, the call premium received, plus anticipated appreciation in the market price of the underlying security up to the exercise price of the call, will be greater than the appreciation in the price of the underlying security or it would be appropriate to sell the underlying security.

Put options may also be written. This strategy will generally be used when it is anticipated that the market value of the underlying security will remain higher than the exercise price of the put option or when a temporary decrease in the market value of the underlying security is anticipated and, in the view of a Portfolio’s Specialist Manager, it would be appropriate to acquire the underlying security. If the market price of the underlying security rises or stays above the exercise price, it can be expected that the purchaser of the put will not exercise the option and a profit, in the amount of the premium received for the put, will be realized by the writer of the put. However, if the market price of the underlying security declines or stays below the exercise price, the put option may be exercised and the Portfolio will be obligated to purchase the underlying security at a price that may be higher than its current market value. All option writing strategies will be employed only if the option is “covered.” For this purpose, “covered” means that, so long as the Portfolio is obligated as the writer of a call option, it will (1) own the security underlying the option; or (2) hold on a share-for-share basis a call on the same security, the exercise price of which is equal to or less than the exercise price of the call written. In the case of a put option, the Portfolio will (1) maintain cash or cash equivalents in an amount equal to or greater than the exercise price; or (2) hold on a share-for share basis, a put on the same security as the put written provided that the exercise price of the put held is equal to or greater than the exercise price of the put written.

Risk Factors Relating to the Use of Options Strategies. The premium paid or received with respect to an option position will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the option period, supply and demand, and interest rates. Moreover, the successful use of options as a hedging strategy depends upon the ability to forecast the direction of market fluctuations in the underlying securities, or in the case of index options, in the market sector represented by the index selected.

Under normal circumstances, options traded on one or more of the several recognized options exchanges may be closed by effecting a “closing purchase transaction,” (i.e., by purchasing an identical option with respect to the underlying security in the case of options written and by selling an identical option on the underlying security in the case of options purchased). A closing purchase transaction will effectively cancel an option position, thus permitting profits to be realized on the position, to prevent an underlying security from being called from, or put to, the writer of the option or, in the case of a call option, to permit the sale of the underlying security. A profit or loss may be realized from a closing purchase transaction, depending on whether the overall cost of the closing transaction (including the price of the option and actual transaction costs) is less or more than the premium received from the writing of the option. It should be noted that, in the event a loss is incurred in a closing purchase transaction, that loss may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different call or put option. Also, because increases in the market price of an option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by appreciation of the underlying security held. Options will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. Options that expire unexercised have no value. Unless an option purchased by a Portfolio is exercised or a closing purchase transaction is effected with respect to that position, a loss will be realized in the amount of the premium paid.

To the extent that a Portfolio writes a call option on a security it holds in its portfolio and intends to use such security as the sole means of “covering” its obligation under the call option, the Portfolio has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price during the option period, but, as long as its obligation under such call option continues, has retained the risk of loss should the price of the underlying security decline. If a Portfolio were unable to close out such a call option, the Portfolio would not be able to sell the underlying security unless the option expired without exercise.

Additional Risk Factors of OTC Options. Certain instruments traded in OTC markets, including indexed securities and OTC options, involve significant liquidity and credit risks. The absence of liquidity may make it difficult or impossible for a Portfolio to sell such instruments promptly at an acceptable price. In addition, lack of liquidity may also make it more difficult for the Portfolio to ascertain a market value for the instrument. A Portfolio will only acquire an illiquid OTC instrument if the agreement with the counterparty contains a formula price at which the contract can be sold or terminated or if on each business day, the Specialist Manager anticipates that at least one dealer quote is available.

Instruments traded in OTC markets are not guaranteed by an exchange or clearing organization and generally do not require payment of margin. To the extent that a Portfolio has unrealized gains in such instruments or has deposited collateral with its counterparty, the Portfolio is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. The Portfolio will attempt to minimize these risks by engaging in transactions with counterparties who have significant capital or who have provided the Portfolio with a third party guarantee or credit enhancement.

FUTURES CONTRACTS AND RELATED INSTRUMENTS. To the extent indicated in the Prospectus, the Portfolios may use futures contracts and options on futures contracts. The following discussion sets forth certain information relating to the types of futures contracts that the Portfolios may use, together with the risks that may be associated with their use. As part of their investment strategies, a portion of each Portfolio may invest directly in futures contracts and options on futures contracts to attempt to achieve each Portfolio’s investment objective without investing directly in the underlying futures contract.

About Futures Contracts and Options on Futures Contracts. A futures contract is a bilateral agreement pursuant to which one party agrees to make, and the other party agrees to accept, delivery of the specified type of security or currency called for in the contract at a specified future time and at a specified price. In practice, however, contracts relating to financial instruments or currencies are closed out through the use of closing purchase transactions before the settlement date and without delivery or the underlying security or currency. In the case of futures contracts based on a securities index, the contract provides for “delivery” of an amount of cash equal to the dollar amount specified multiplied by the difference between the value of the underlying index on the settlement date and the price at which the contract was originally fixed.

Futures contracts may be bought and sold on U.S. and non-U.S. exchanges. Futures contracts in the U.S. have been designed by exchanges that have been designated “contract markets” by the CFTC and must be executed through a futures commission merchant (“FCM”), which is a brokerage firm that is a member of the relevant contract market. Each exchange guarantees performance of the contracts as between the clearing members of the exchange, thereby reducing the risk of counterparty default. Futures contracts may also be entered into on certain exempt markets, including exempt boards of trade and electronic trading facilities, available to certain market participants. Because all transactions in the futures market are made, offset or fulfilled by an FCM through a clearinghouse associated with the exchange on which the contracts are traded, a Portfolio will incur brokerage fees when it buys or sells futures contracts.

Stock Index Futures Contracts. A Portfolio may sell stock index futures contracts in anticipation of a general market or market sector decline that may adversely affect the market values of securities held. To the extent that securities held correlate with the index underlying the contract, the sale of futures contracts on that index could reduce the risk associated with a market decline. Where a significant market or market sector advance is anticipated, the purchase of a stock index futures contract may afford a hedge against not participating in such advance at a time when a Portfolio is not fully invested. This strategy would serve as a temporary substitute for the purchase of individual stocks which may later be purchased in an orderly fashion. Generally, as such purchases are made, positions in stock index futures contracts representing equivalent securities would be liquidated.

Futures Contracts on Debt Securities. Futures contracts on debt securities, often referred to as “interest rate futures,” obligate the seller to deliver a specific type of debt security called for in the contract, at a specified future time. A public market now exists for futures contracts covering a number of debt securities, including long-term U.S. Treasury bonds, ten-year U.S. Treasury notes, and three-month U.S. Treasury bills, and additional futures contracts based on other debt securities or indices of debt securities may be developed in the future. Such contracts may be used to hedge against changes in the general level of interest rates. For example, a Portfolio may purchase such contracts when it wishes to defer a purchase of a longer-term bond because short-term yields are higher than long-term yields. Income would thus be earned on a short-term security and minimize the impact of all or part of an increase in the market price of the long-term debt security to be purchased in the future. A rise in the price of the long-term debt security prior to its purchase either would be offset by an increase in the value of the contract purchased by the Portfolio or avoided by taking delivery of the debt securities underlying the futures contract. Conversely, such a contract might be sold in order to continue to receive the income from a long-term debt security, while at the same time endeavoring to avoid part or all of any decline in market value of that security that would occur with an increase in interest rates. If interest rates did rise, a decline in the value of the debt security would be substantially offset by an increase in the value of the futures contract sold.

Options on Futures Contracts. An option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified price at any time during the period of the option. The risk of loss associated with the purchase of an option on a futures contract is limited to the premium paid for the option, plus transaction cost. The seller of an option on a futures contract is obligated to a broker for the payment of initial and variation margin in amounts that depend on the nature of the underlying futures contract, the current market value of the option, and other futures positions held by a Portfolio. Upon exercise of the option, the option seller must deliver the underlying futures position to the holder of the option, together with the accumulated balance in the seller’s futures margin account that represents the amount by which the market price of the underlying futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option involved. If an option is exercised on the last trading day prior to the expiration date of the option, settlement will be made entirely in cash equal to the difference between the exercise price of the option and the value at the close of trading on the expiration date.

Risk Considerations Relating to Futures Contracts and Related Instruments. Participants in the futures markets are subject to certain risks. Positions in futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange): no secondary market exists for such contracts. In addition, there can be no assurance that a liquid market will exist for the contracts at any particular time. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, a Portfolio would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of that portion of the securities being hedged, if any, may partially or completely offset losses on the futures contract.

As noted above, there can be no assurance that price movements in the futures markets will correlate with the prices of the underlying securities positions. In particular, there may be an imperfect correlation between movements in the prices of futures contracts and the market value of the underlying securities positions being hedged. In addition, the market prices of futures contracts may be affected by factors other than interest rate changes and, as a result, even a correct forecast of interest rate trends might not result in a successful hedging strategy. If participants in the futures market elect to close out their contracts through offsetting transactions rather than by meeting margin deposit requirements, distortions in the normal relationship between debt securities and the futures markets could result. Price distortions could also result if investors in the futures markets opt to make or take delivery of the underlying securities rather than engage in closing transactions because such trend might result in a reduction in the liquidity of the futures market. In addition, an increase in the participation of speculators in the futures market could cause temporary price distortions.

The risks associated with options on futures contracts are similar to those applicable to all options and are summarized above under the heading “Hedging Through the Use of Options: Risk Factors Relating to the Use of Options Strategies.” In addition, as is the case with futures contracts, there can be no assurance that (1) there will be a correlation between price movements in the options and those relating to the underlying securities; (2) a liquid market for options held will exist at the time when a Portfolio may wish to effect a closing transaction; or (3) predictions as to anticipated interest rate or other market trends on behalf of a Portfolio will be correct.

Margin and Segregation Requirements Applicable to Futures Related Transactions. When a purchase or sale of a futures contract is made by a Portfolio, that Portfolio is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. government securities (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Portfolio upon termination of the contract, assuming all contractual obligations have been satisfied. The Portfolio expects to earn interest income on its initial margin deposits. A futures contract held by a Portfolio is valued daily at the official settlement price of the exchange on which it is traded. Each day the Portfolio pays or receives cash, called “variation margin” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by the Portfolio but is instead a settlement between the Portfolio and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Portfolio will value its open futures positions at market.

There is a risk of loss by a Portfolio of the initial and variation margin deposits in the event of bankruptcy of the broker with which the Portfolio has an open position in a futures contract. The assets of a Portfolio may not be fully protected in the event of the bankruptcy of the broker because the Portfolio might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of the broker’s customers.

With the exception of The Institutional U.S. Equity Portfolio and The Corporate Opportunities Portfolio, a Portfolio will not enter into a futures contract or an option on a futures contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are “in-the-money,” would exceed 5% of the Portfolio’s total assets. A call option is “in-the-money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in-the-money” if the exercise price exceeds the value of the futures contract that is the subject of the option.

When purchasing a futures contract, a Portfolio will maintain, either with its custodian bank or, if permitted, a broker, and will mark-to-market on a daily basis, cash, U.S. government securities, or other highly liquid securities that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, a Portfolio may “cover” its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Portfolio. When selling a futures contract, a Portfolio will similarly maintain liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a Portfolio may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a Portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting a Portfolio to purchase the same futures contract at a price no higher than the price of the contract written by that Portfolio (or at a higher price if the difference is maintained in liquid assets with the Trust’s custodian).

When selling a call option on a futures contract, a Portfolio will maintain, either with its custodian bank or, if permitted, a broker, and will mark-to-market on a daily basis, cash, U. S. government securities, or other highly liquid securities that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, a Portfolio may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Portfolio to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Portfolio.

When selling a put option on a futures contract, the Portfolio will similarly maintain cash, U.S. government securities, or other highly liquid securities that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Portfolio may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Portfolio.

SWAP AGREEMENTS. A Portfolio may enter into swap agreements for purposes of attempting to gain exposure to the securities making up an index without actually purchasing those instruments, to hedge a position or to gain exposure to a particular instrument or currency.

About Swap Agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one-year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) and/or cash flow earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap,” interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor;” and interest rate dollars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A credit default swap is a specific kind of counterparty agreement designed to transfer the third party credit risk between parties. One party in the swap is a lender and faces credit risk from a third party and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments (essentially an insurance premium). If the third party defaults, the party providing insurance will have to purchase from the insured party the defaulted asset. The Select Aggregate Market Index (“SAMI”) is a basket of credit default swaps whose underlying reference obligations are floating rate loans. Investments in SAMIs increase exposure to risks that are not typically associated with investments in other floating rate debt instruments, and involve many of the risks associated with investments in derivative instruments. The liquidity of the market for SAMIs is subject to liquidity in the secured loan and credit derivatives markets.

The Corporate Opportunities Portfolio may enter into credit default swap agreements. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Portfolio. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Portfolio may be either the buyer or seller in the transaction. If the Portfolio is a buyer and no credit event occurs, the Portfolio may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, the Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the notional amount of the swap.

A swap agreement may be negotiated bilaterally and traded OTC between the two parties (for an uncleared swap) or, in some instances, must be transacted through an FCM and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). In an uncleared swap, the swap counterparty will be a brokerage firm, bank or other financial institution. During the term of an uncleared swap, a Portfolio is usually required to pledge to the swap counterparty, from time to time, an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by the Portfolio to the counterparty if all outstanding swaps between the parties were terminated on the date in question, including, any early termination payments (“Variation Margin”). Periodically, changes in the amount pledged are made to recognize changes in value of the contract resulting from, among other things, interest on the notional value of the contract, market value changes in the underlying investment, and/or dividends paid by the issuer of the underlying instrument. Likewise, the counterparty will be required to pledge cash or other assets to cover its obligations to the Portfolio. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults on its obligations to a Portfolio, the amount pledged by the counterparty and available to the Portfolio may not be sufficient to cover all the amounts due to the Portfolio and the Portfolio may sustain a loss.

As a result of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and related regulatory developments, which imposed comprehensive regulatory requirements on swaps and swap market participants, certain standardized swaps are subject to mandatory central clearing and trade execution requirements. In a cleared swap, a Portfolio’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. Cleared swaps are submitted for clearing through each party’s FCM, which must be a member of the clearinghouse that serves as the central counterparty. Mandatory exchange-trading and clearing of swaps will occur on a phased-in basis based on CFTC approval of contracts for central clearing and public trading facilities making such cleared swaps available to trade. To date, the CFTC has designated only certain of the most common types of credit default index swaps and certain interest rate swaps as subject to mandatory clearing and certain public trading facilities have made certain of those swaps available to trade, but it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and trade execution requirements. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks and may involve additional costs and risks not involved with uncleared swaps.

The use of equity swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

The Portfolio’s current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by earmarking or segregating assets determined to be liquid. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Portfolio’s investment restriction concerning senior securities. Certain swap agreements may be considered to be illiquid for a Portfolio’s illiquid investment limitations. The Portfolio may enter into swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable.

The Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. In addition, the Portfolio’s risk of loss includes any margin at risk in the event of default by the counterparty (in an uncleared swap) or the central counterparty or FCM (in a cleared swap), plus any transaction costs.

Uncleared swaps are typically executed bilaterally with a swap dealer rather than traded on exchanges. As a result, swap participants may not be as protected as participants on organized exchanges. Performance of a swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, the Portfolios are subject to counterparty risk (i.e., the risk that a counterparty will be unable or will refuse to perform under such agreement, including because of the counterparty’s bankruptcy or insolvency). A Portfolio risks the loss of the accrued but unpaid amounts under a swap agreement, which could be substantial, in the event of a default, insolvency or bankruptcy by a swap counterparty. In such an event, a Portfolio will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Portfolio’s rights as a creditor. While the Portfolio will not enter into any swap agreement unless the Specialist Manager believes that the counterparty to the transaction is creditworthy, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited. If the counterparty’s creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses.

Currently, the Portfolio does not typically provide initial margin in connection with swaps. Rules requiring initial margin to be posted by certain market participants for uncleared swaps have, however, been adopted and are being phased in over time. When these rules take effect with respect to the Portfolio, if the Portfolio is deemed to have material swaps exposure under applicable swap regulations, it will be required to post initial in addition to Variation Margin.

As noted above, under recent financial reforms, certain types of swaps are, and others eventually are expected to be, required to be cleared through a central counterparty, which may affect counterparty risk and other risks faced by the Portfolio. Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to bilateral swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely. There is also a risk of loss by the Portfolio of the initial and Variation Margin deposits in the event of bankruptcy of the FCM with which the Portfolio has an open position, or the central counterparty in a swap contract. The assets of the Portfolio may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Portfolio might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, the Portfolio is also subject to the risk that the FCM could use the Portfolio’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear.

With cleared swaps, the Portfolio may not be able to obtain terms as favorable as it would be able to negotiate for a bilateral, uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with the Portfolio, which may include the imposition of position limits or additional margin requirements with respect to the Portfolio’s investment in certain types of swaps. Central counterparties and FCMs can require termination of existing cleared swaps upon the occurrence of certain events, and can also require increases in margin above the margin that is required at the initiation of the swap agreement.

The Portfolio is also subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, the Portfolio may be required to break the trade and make an early termination payment to the FCM.

Swaps that are subject to mandatory clearing are also required to be traded on swap execution facilities (“SEFs”), if any SEF makes the swap available to trade. An SEF is a trading platform where multiple market participants can execute swap transactions by accepting bids and offers made by multiple other participants on the platform. Transactions executed on an SEF may increase market transparency and liquidity but may require a Portfolio to incur increased expenses to access the same types of swaps that it has used in the past.

Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that the Portfolio is contractually obligated to make. If the other party to a swap agreement defaults, the Portfolio’s risk of loss consists of the net amount of payments that such Portfolio is contractually entitled to receive, if any. The net amount of the excess, if any, of the Portfolio’s obligations over its entitlements with respect to each swap will be accrued on a daily basis and liquid assets, having an aggregate net asset value at least equal to such accrued excess will be earmarked or maintained in a segregated account by the Portfolio’s custodian. In as much as these transactions are entered into for hedging purposes or are offset by segregating liquid assets, as permitted by applicable law, the Portfolio and its respective Specialist Manager(s) believe that these transactions do not constitute senior securities under the Investment Company Act and, accordingly, will not treat them as being subject to a Portfolio’s borrowing restrictions. For purposes of each of the Portfolio’s requirements under Rule 12d3-1 where, for example, the Portfolio is prohibited from investing more than 5% of its total assets in any one broker, dealer, underwriter or investment adviser (the “securities-related issuer”) , the mark-to-market value will be used to measure the Portfolio’s counterparty exposure. In addition, the mark-to-market value will be used to measure the Portfolio’s issuer exposure for purposes of Section 5b-1.

The Portfolio may enter into index swap agreements as an additional hedging strategy for cash reserves held by the Portfolio or to effect investment transactions consistent with the Portfolio’s investment objective and strategies. Index swaps tend to have a maturity of one year. There is not a well-developed secondary market for index swaps. Many index swaps are considered to be illiquid because the counterparty will typically not unwind an index swap prior to its termination (and, not surprisingly, index swaps tend to have much shorter terms). A Portfolio may therefore treat all index swaps as subject to their limitation on illiquid investments.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments, which are traded in the over-the-counter market. The Specialist Manager, under the supervision of the Board of Trustees and the Adviser, is responsible for determining and monitoring the liquidity of Portfolio transactions in swap agreements.

Synthetic Equity Swaps. Certain Portfolios may also enter into synthetic equity swaps, in which one party to the contract agrees to pay the other party the total return earned or realized on a particular “notional amount” of value of an underlying equity security including any dividends distributed by the underlying security. The other party to the contract makes regular payments, typically at a fixed rate or at a floating rate based on the London Interbank Offered Rate (“LIBOR”) or other variable interest rated based on the notional amount. The notional amount is not invested in the reference security. Similar to currency swaps, synthetic equity swaps are generally entered into on a net basis, which means the two payment streams are netted out and the Portfolio will either pay or receive the net amount. The Portfolio will enter into a synthetic equity swap instead of purchasing the reference security when the synthetic equity swap provides a more efficient or less expensive way of gaining exposure to a security compared with a direct investment in the security.

With LIBOR expected to be discontinued by the end of 2021, the loan market will undergo a significant change in the benchmark that forms a key component of loan returns. Concerted industry efforts are underway to identify and establish a replacement rate to LIBOR. At this point, it is unclear what form this replacement rate will take, and whether it will mirror the risk and return profile of LIBOR. While this work is ongoing, agent banks have included provisions in documents in the current market that allow them to replace the rate with less or no affirmative consent from lenders, which could potentially change the income that investors receive.

OTHER HEDGING INSTRUMENTS. Generally, a Portfolio’s investment in the shares of another investment company is restricted to up to 5% of its total assets and aggregate investments in all investment companies is limited to 10% of total assets. Provided certain requirements set forth in the Investment Company Act are met, however, investments in excess of these limitations may be made. Certain of the Portfolios may make such investments, some of which are described below.

The Portfolios may invest in exchange-traded funds (“ETFs”). The use of ETFs may be part of a Portfolio’s overall hedging strategies. Such strategies are designed to reduce certain risks that would otherwise be associated with the investments in the types of securities in which the Portfolios invest and/or in anticipation of future purchases, including to achieve market exposure pending direct investment in securities, provided that the use of such strategies is consistent with the investment policies and restrictions adopted by the Portfolios. Although similar diversification benefits may be achieved through an investment in another investment company, ETFs generally offer greater liquidity and lower expenses. Because an ETF charges its own fees and expenses, fund shareholders will indirectly bear these costs. The Portfolios will also incur brokerage commissions and related charges when purchasing shares in an exchange-traded fund in secondary market transactions. Unlike typical investment company shares, which are valued once daily, shares in an ETF may be purchased or sold on a listed securities exchange throughout the trading day at market prices that are generally close to net asset value. ETFs are subject to liquidity and market risks. Some ETFs traded on securities exchanges are actively managed and subject to the same management risks as other actively managed investment companies. Other ETFs have an objective to track the performance of a specified index (“Index ETFs”). Therefore, securities may be purchased, retained and sold by an Index ETF at times when an actively managed trust would not do so. As a result, in an Index ETF you can expect greater risk of loss (and a correspondingly greater prospect of gain) from changes in the value of the securities that are heavily weighted in the index than would be the case if the Index ETF portfolio was not fully invested in such securities. In addition, the results of an Index ETF investment will not match the performance of the specified index due to reductions in the Index ETF’s performance attributable to transaction and other expenses, including fees paid by the Index ETF portfolio to service providers. Because of these factors, the price of ETFs can be volatile, and a Portfolio may sustain sudden, and sometimes substantial, fluctuations in the value of its investment in an ETF.

The Portfolios may invest in ETFs that are consistent with the Portfolio’s investment strategy, as well as Standard & Poor’s Depositary Receipts (“SPDRs”). SPDRs are interests in a unit investment trust (“UIT”) that may be obtained directly from the UIT or purchased in the secondary market (SPDRs are listed on the American Stock Exchange). The UIT will issue SPDRs in aggregations known as “Creation Units” in exchange for a “Portfolio Deposit” consisting of (a) a portfolio of securities substantially similar to the component securities (“Index Securities”) of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P Index”), (b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT’s portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit, called a “Balancing Amount”) designed to equalize the net asset value of the S&P Index and the net asset value of a Portfolio Deposit. SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, a Portfolio must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, the Portfolio will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day. The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by a Portfolio could result in losses on SPDRs. Trading in SPDRs involves risks similar to those risks involved in the writing of options on securities. The Portfolios may invest in certain ETFs in excess of the normal statutory limits in reliance on exemptive orders that have been issued to the entities issuing shares in those ETFs, provided that certain conditions are met.

Participation Notes. The Portfolios may invest in participation notes (“P-notes”), which are instruments that are issued by banks, broker-dealers or their affiliates and are designed to offer a return linked to a particular underlying equity, debt, currency or market. If the P-note were held to maturity, the issuer would pay to the purchaser the underlying instrument’s value at maturity with any necessary adjustments. The holder of a P-note that is linked to a particular underlying security or instrument may be entitled to receive dividends paid in connection with that underlying security or instrument, but typically does not receive voting rights as it would if it directly owned the underlying security or instrument. In addition, there can be no assurance that there will be a trading market for a P-note or that the trading price of a P-note will equal the underlying value of the security, instrument or market that it seeks to replicate. Due to transfer restrictions, the secondary markets on which a P-note is traded may be less liquid than the market for other securities, or may be completely illiquid, which may expose the Portfolio to risks of mispricing or improper valuation. P-notes typically constitute general unsecured contractual obligations of the banks, broker-dealers or their relevant affiliates that issue them, which subjects the Portfolio to counterparty risk. P-notes also have the same risks associated with a direct investment in the underlying securities, instruments or markets that they seek to replicate.

COMMODITY POOL OPERATOR REGULATION AND EXCLUSIONS.

The Adviser has claimed an exclusion from the definition of a “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) and the rules of the CFTC and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, with respect to the Portfolios, the Adviser is relying upon a related exclusion from the definition of “commodities trading adviser” under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require each Portfolio, among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable forwards. Because the Adviser and the Portfolios intend to comply with the terms of the CPO exclusion, a Portfolio may, in the future, need to adjust its investment strategies, consistent with its investment objective, to limit its investments in these types of instruments. The Portfolios are not intended as vehicles for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Adviser’s reliance on these exclusions, or the Portfolios, their investment strategies or this SAI.

Generally, the exclusion from CPO regulation on which the Adviser relies requires each Portfolio to meet one of the following tests for its commodity interest positions, other than positions entered into for bona fide hedging purposes (as defined in the rules of the CFTC): either (1) the aggregate initial margin and premiums required to establish the Portfolio’s positions in commodity interests may not exceed 5% of the liquidation value of the Portfolio (after taking into account unrealized profits and unrealized losses on any such positions); or (2) the aggregate net notional value of the Portfolio’s commodity interest positions, determined at the time the most recent such position was established, may not exceed 100% of the liquidation value of the Portfolio (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of these trading limitations, the Portfolios may not be marketed as commodity pools or otherwise as vehicles for trading in the commodity futures, commodity options or swaps markets. If, in the future, a Portfolio can no longer satisfy these requirements, the Adviser would withdraw its notice claiming an exclusion from the definition of a CPO, and the Adviser would be subject to registration and regulation as a CPO with respect to the Portfolio, in accordance with CFTC rules that apply to CPOs of registered investment companies. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Adviser’s compliance with comparable SEC requirements. However, as a result of CFTC regulation with respect to the Portfolio, the Portfolio may incur additional compliance and other expenses.

INDEX INVESTING

A portion of the assets of certain Portfolios may at times be committed to investing assets in a manner that replicates the performance of an appropriate benchmark index. At times, subsets of these indices may also be used as a basis for selecting securities for such a portion of a Portfolio. This passive investment style would differ from the active management investment techniques used with respect to the Portfolios’ other assets. Rather than relying upon fundamental research, economic analysis and investment judgment, this approach uses automated statistical analytic procedures that seek to track the performance of a selected stock index or subset thereof.

INVESTMENT COMPANY SECURITIES

The Adviser or the Specialist Managers may also acquire, on behalf of a Portfolio, securities issued by other investment companies, to the extent permitted under the Investment Company Act, provided that such investments are otherwise consistent with the overall investment objective and policies of that Portfolio. A Portfolio may also invest in shares of another Portfolio of the Trust (“Affiliated Portfolio”) to the extent that such investments are consistent with the acquiring Portfolio’s investment objectives, policies and restrictions are permissible under the Investment Company Act. The Adviser will voluntarily waive advisory fees payable by the Portfolio in an amount equal to 100% of the advisory fee the Adviser receives from an Affiliated Portfolio as a result of the Portfolio’s investment in the Affiliated Portfolio.

To the extent that a Portfolio invests in investment companies that themselves invest in securities that would satisfy any applicable minimum investment policy of the Portfolio, such investments will be included, on a “look-through” basis, in that minimum investment policy for compliance purposes.

MONEY MARKET INSTRUMENTS

BANK OBLIGATIONS. Bank Obligations may include certificates of deposit, time deposits and bankers’ acceptances. Certificates of Deposit (“CDs”) are short-term negotiable obligations of commercial banks. Time Deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers usually in connection with international transactions. U.S. commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the “FDIC”). U.S. banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to a Portfolio, depending upon the principal amount of CDs of each bank held by the Portfolio) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of governmental regulations, U.S. branches of U.S. banks, among other things, generally are required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness. U.S. savings and loan associations, the CDs of which may be purchased by the Portfolios, are supervised and subject to examination by the Office of Thrift Supervision. U.S. savings and loan associations are insured by the Savings Association Insurance Portfolio which is administered by the FDIC and backed by the full faith and credit of the U.S. government.

COMMERCIAL PAPER. Commercial paper is a short-term, unsecured negotiable promissory note of a U.S. or non-U.S. issuer. Each of the Portfolios may purchase commercial paper for temporary purposes; The Institutional U.S. Equity Portfolio and the Income Portfolios may acquire these instruments as described in the Prospectus. Each Portfolio may similarly invest in variable rate master demand notes which typically are issued by large corporate borrowers and which provide for variable amounts of principal indebtedness and periodic adjustments in the interest rate. Demand notes are direct lending arrangements between a Portfolio and an issuer, and are not normally traded in a secondary market. A Portfolio, however, may demand payment of principal and accrued interest at any time. In addition, while demand notes generally are not rated, their issuers must satisfy the same criteria as those that apply to issuers of commercial paper. The appropriate Specialist Manager will consider the earning power, cash flow and other liquidity ratios of issuers of demand notes and continually will monitor their financial ability to meet payment on demand. See also “Variable and Floating Rate Instruments,” below.

REPURCHASE AGREEMENTS. Repurchase Agreements may be used for temporary investment purposes. Under the terms of a typical repurchase agreement, a Portfolio would acquire an underlying debt security for a relatively short period (usually not more than one week), subject to an obligation of the seller to repurchase that security and the obligation of that Portfolio to resell that security at an agreed-upon price and time. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon a Portfolio’s ability to dispose of the underlying securities. The Specialist Manager for each Portfolio, in accordance with guidelines adopted by the Board, monitors the creditworthiness of those banks and non-bank dealers with which the respective Portfolios may enter into repurchase agreements. The Trust also monitors the market value of the securities underlying any repurchase agreement to ensure that the repurchase obligation of the seller is adequately collateralized.

Repurchase agreements may be entered into with primary dealers in U.S. government securities who meet credit guidelines established by the Board (each a “repo counterparty”). Under each repurchase agreement, the repo counterparty will be required to maintain, in an account with the Trust’s custodian bank, securities that equal or exceed the repurchase price of the securities subject to the repurchase agreement. A Portfolio will generally enter into repurchase agreements with short durations, from overnight to one week, although securities subject to repurchase agreements generally have longer maturities. A Portfolio may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 15% of the value of its net assets would be invested in illiquid securities including such repurchase agreements. For purposes of the Investment Company Act, a repurchase agreement may be deemed a loan to the repo counterparty. It is not clear whether, in the context of a bankruptcy proceeding involving a repo counterparty, a court would consider a security acquired by a Portfolio subject to a repurchase agreement as being owned by that Portfolio or as being collateral for such a “loan.” If a court were to characterize the transaction as a loan, and a Portfolio has not perfected a security interest in the security acquired, that Portfolio could be required to turn the security acquired over to the bankruptcy trustee and be treated as an unsecured creditor of the repo counterparty. As an unsecured creditor, a Portfolio would be at the risk of losing some or all of the principal and income involved in the transaction. In the event of any such bankruptcy or insolvency proceeding involving a repo counterparty with whom a Portfolio has outstanding repurchase agreements, a Portfolio may encounter delays and incur costs before being able to sell securities acquired subject to such repurchase agreements. Any such delays may involve loss of interest or a decline in price of the security so acquired.

Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the repo counterparty may fail to repurchase the security. However, a Portfolio will always receive as collateral for any repurchase agreement to which it is a party, securities acceptable to it, the market value of which is equal to at least 102% of the repurchase price, and the Portfolio will make payment against such securities only upon physical delivery or evidence of book entry transfer of such collateral to the account of its custodian bank. If the market value of the security subject to the repurchase agreement falls below the repurchase price the Trust will direct the repo counterparty to deliver to the Trust’s custodian additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

SECURITIES LENDING. Certain of the Portfolios may lend from their total assets in the form of their portfolio securities to broker dealers under contracts calling for collateral equal to at least the market value of the securities loaned, marked to market on a daily basis. The Portfolios will continue to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral, which may include shares of a money market fund subject to any investment restrictions listed in this Statement of Additional Information. The Portfolios pay various fees in connection with the investment of the collateral. Under some securities lending arrangements a Portfolio may receive a set fee for keeping its securities available for lending. Any voting rights, or rights to consent, relating to securities loaned pass to the borrower. Cash collateral received by a Portfolio in securities lending transactions may be invested in short-term liquid fixed income instruments or in money market or short-term funds, or similar investment vehicles, including affiliated money market or short-term mutual funds. A Portfolio bears the risk of such investments.

VARIABLE AND FLOATING RATE INSTRUMENTS. Short-term variable rate instruments (including floating rate instruments) from banks and other issuers may be used for temporary investment purposes, or longer-term variable and floating rate instruments may be used in furtherance of a Portfolio’s investment objectives. A “variable rate instrument” is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A “floating rate instrument” is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. These instruments may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rates.

Variable rate instruments are generally not rated by nationally recognized ratings organizations. The appropriate Specialist Manager will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will continuously monitor their financial ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is equivalent to the quality standards applicable to a Portfolio’s fixed income investments, the issuer’s obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. Any bank providing such a bank letter, line of credit, guarantee or loan commitment will meet the Portfolio’s investment quality standards relating to investments in bank obligations. A Portfolio will invest in variable and floating rate instruments only when the appropriate Specialist Manager deems the investment to involve minimal credit risk. The Specialist Manager will also continuously monitor the creditworthiness of issuers of such instruments to determine whether a Portfolio should continue to hold the investments.

The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a Portfolio could suffer a loss if the issuer defaults or during periods in which a Portfolio is not entitled to exercise its demand rights. Variable and floating rate instruments held by a Portfolio will be subject to the Portfolio’s limitation on investments in illiquid securities when a reliable trading market for the instruments does not exist and the Portfolio may not demand payment of the principal amount of such instruments within seven days. If an issuer of a variable rate demand note defaulted on its payment obligation, a Portfolio might be unable to dispose of the note and a loss would be incurred to the extent of the default.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

MORTGAGE-BACKED SECURITIES. Certain Portfolios may invest in mortgage-backed securities, including derivative instruments. Mortgage-backed securities represent direct or indirect participations in or obligations collateralized by and payable from mortgage loans secured entirely or primarily by “pools” of residential or commercial mortgage loans or other assets. A Portfolio may invest in mortgage-backed securities issued by U.S. government agencies and government-sponsored entities such as the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”) and Federal Home Loan Banks. Obligations of GNMA are backed by the full faith and credit of the U.S. Government. Obligations of FNMA, FHLMC and Federal Home Loan Banks are not backed by the full faith and credit of the U.S. Government but are considered to be of high quality since those entities are considered to be instrumentalities of the United States. The payment of interest and principal on mortgage-backed obligations issued by these entities may be guaranteed by the full faith and credit of the U.S. Government (in the case of GNMA), or may be guaranteed by the issuer (in the case of FNMA and FHLMC). However, these guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates as well as early prepayments of underlying mortgages. These securities represent ownership in a pool of Federally insured mortgage loans with a maximum maturity of 30 years. The scheduled monthly interest and principal payments relating to mortgages in the pool will be “passed through” to investors. Government mortgage-backed securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest.

Mortgage-backed securities also include securities issued by non-governmental entities including collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduits (“REMICs”) that are not insured or guaranteed. CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers’ general funds and additionally secured by a first lien on a pool of single family detached properties). Many CMOs are issued with a number of classes or series which have different maturities and are retired in sequence. Investors purchasing such CMOs in the shortest maturities receive or are credited with their pro rata portion of the unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. government agencies or instrumentalities, the CMOs themselves are not generally guaranteed. REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities, including “regular” interests and “residual” interests. The Portfolios do not intend to acquire residual interests in securities that are REMICs under current tax law, due to certain disadvantages for regulated investment companies that acquire such interests.

Mortgage-backed securities are subject to unscheduled principal payments representing prepayments on the underlying mortgages. Although these securities may offer yields higher than those available from other types of securities, mortgage-backed securities may be less effective than other types of securities as a means of “locking in” attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of these securities likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a mortgage-backed security originally purchased at a premium to decline in price to its par value, which may result in a loss.

Due to prepayments of the underlying mortgage instruments, mortgage-backed securities do not have a known actual maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. The relevant Specialist Managers believe that the estimated average life is the most appropriate measure of the maturity of a mortgage-backed security. Accordingly, in order to determine whether such security is a permissible investment, it will be deemed to have a remaining maturity of three years or less if the average life, as estimated by the relevant Specialist Manager, is three years or less at the time of purchase of the security by a Portfolio. An average life estimate is a function of an assumption regarding anticipated prepayment patterns. The assumption is based upon current interest rates, current conditions in the appropriate housing markets and other factors. The assumption is necessarily subjective, and thus different market participants could produce somewhat different average life estimates with regard to the same security. Although the relevant Specialist Manager will monitor the average life of the Portfolio securities of each Portfolio with a portfolio maturity policy and make needed adjustments to comply with such Portfolios’ policy as to average dollar weighted portfolio maturity, there can be no assurance that the average life of portfolio securities as estimated by the relevant Specialist Manager will be the actual average life of such securities.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC.

Also, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC to provide them with capital in exchange for senior preferred stock. This agreement contains various covenants that severely limit each enterprise’s operations. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The liquidity backstop and the Senior Preferred Stock Purchase Agreement are both intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver. Accordingly, securities issued by Fannie Mae and Freddie Mac involve a risk of nonpayment of principal and interest.

Since 2009, both FNMA and FHLMC have received significant capital support through U.S. Treasury preferred stock purchases and Federal Reserve purchases of the entities’ mortgage-backed securities.

In February 2011, the Obama Administration produced a report to Congress outlining proposals to wind down FNMA and FHLMC and reduce the government’s role in the mortgage market. Discussions among policymakers continue, however, as to whether FNMA and FHLMC should be nationalized, privatized, restructured, or eliminated altogether. FNMA and FHLMC also are the subject of several continuing legal actions and investigations over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities. Importantly, the future of the entities is in question as the U.S. Government considers multiple options regarding the future of FNMA and FHLMC. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Trust’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

On June 3, 2019, under the FHFA’s “Single Security Initiative,” FNMA and FHLMC started issuing uniform mortgage-backed securities (UMBS). Each UMBS will have a 55-day remittance cycle and can be used as collateral in either a FNMA or FHLMC security or held for investment. FHLMC’s legacy TBA-eligible securities have a 45-day remittance cycle and will not be directly eligible for delivery in settlement of a UMBS trade. FHLMC will offer investors the opportunity to exchange outstanding legacy mortgage-backed securities for mirror UMBS with a 55-day remittance period. The exchange offer includes compensation for the 10-day delay in receipt of payments. A Portfolio’s ability to invest in UMBS to the same degree that the Portfolio currently invests in FNMA and FHLMC mortgage-backed securities is uncertain.

ASSET-BACKED SECURITIES. Certain Portfolios may invest in asset-backed securities, which represent participations in, or are secured by and payable from, pools of assets including company receivables, truck and auto loans, leases and credit card receivables. The asset pools that back asset-backed securities are securitized through the use of privately-formed trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present. Certain asset backed securities may be considered derivative instruments.

EQUIPMENT TRUST CERTIFICATES. Equipment trust certificates (“ETCs”) are medium- to long-term debt instruments that allow a company to use an asset while they pay for it over time. A trust is set up which creates the certificate. Investors can then purchase and hold these certificates. The capital raised from investors allows the trust to purchase the asset, which is then leased to a company. The trust receives payments from the lessee and distributes them among investors or certificate holders. The terms of the agreement are set out at the beginning of the lease relationship including payment dates, interest payments, etc., until such time that the debt is paid off. ETCs are subject to the same risks as other asset-backed securities.

ETCs were originally put in place to finance the purchase of railway cars, but are now used in the sale and purchase of aircraft and shipping containers.

There are two possible outcomes that may arise from an ETC, both of which depend on the borrower's ability to pay. If the borrower maintains payments and pays off the debt, the asset's title is transferred from the holder to the borrower. If, however, the borrower defaults, the lender or seller has the right to repossess or foreclose on the asset.

COLLATERALIZED DEBT OBLIGATIONS. The Institutional U.S. Equity Portfolio and The U.S. Corporate Fixed Income Securities Portfolio may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. The collateral can be from many different types of fixed income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among other things, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligation of various parties. CBOs, CLOs and other CDOs may charge management fees and administrative expenses.

For both CBOs, CLOs and other CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CBO trust, CLO trust or trust of another CDO typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO, CLO or other CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the instrument in which a Portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Portfolio as illiquid securities, however an active dealer market may exist for CBOs, CLOs and other CDOs allowing them to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities, CBOs, CLOs and other CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Portfolio may invest in CBOs, CLOs and other CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

STRIPPED MORTGAGE-BACKED SECURITIES. SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, a Portfolio may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

CREDIT RISK TRANSFER SECURITIES. The Corporate Opportunities Portfolio may invest in fixed- or floating-rate unsecured general obligations issued from time to time by FHLMC, FNMA or other government sponsored entities (“GSEs’). These obligations are referred to as “Credit Risk Transfer Securities.” Typically, such Securities are issued at par and have stated final maturities. The Securities are structured so that: (i) interest is paid directly by the issuing GSE; and (ii) principal is paid by the issuing GSE in accordance with the principal payments and default performance of a certain pool of residential mortgage loans held in various GSE-guaranteed MBS’ (“Reference Obligations”). The issuing GSE selects the pool of Reference Obligations based on that GSE’s eligibility criteria. The performance of the Securities will be directly affected by the selection of the Reference Obligations by the GSE. Such Securities are issued in tranches to which are allocated certain principal repayments and credit losses corresponding to the seniority of the particular tranche. Each tranche of Securities will have credit exposure to the Reference Obligations and the yield to maturity will be directly related to the amount and timing of certain defined credit events on the Reference Obligations, any prepayments by borrowers and any removals of a Reference Obligation from the pool.

While the structure of Credit Risk Transfer Securities mimics the cash flows of a mezzanine securitized tranche, the Securities are not directly linked to the Reference Obligations. Thus, the payment of principal and interest on the Securities is tied to the performance of the pool of Reference Obligations. However, in no circumstances will the actual cash flow from the Reference Obligation be paid or otherwise made available to the holders of the Securities. This is different than in the case of covered notes, where the issuer default would allow investors to have an additional lien on the underlying loans.

The risks associated with an investment in Credit Risk Transfer Securities will be different than the risks associated with an investment in MBS. The Securities are the corporate obligations of the issuing GSE and are not secured by the Reference Obligation, the mortgaged properties or the borrowers’ payments under the Reference Obligations. Holders of the Securities are general creditors of the issuing GSE and will be subject to the risk that the issuing GSE will be unable to meet its obligation to pay the principal and interest of the Securities in accordance with their terms of issuance. The Securities may be considered high risk and complex securities. As a result, in the event that a GSE fails to pay principal or interest on the Securities or goes through a bankruptcy, insolvency or similar proceeding (but conservatorship of FHLMC or FNMA would not be considered an “event of default”), holders of Credit Risk Transfer Securities have no direct recourse to the underlying loans. Such holders will receive recovery on par with other unsecured note holders (agency debentures) in such scenario.

REAL ESTATE SECURITIES

REAL ESTATE INVESTMENT TRUSTS (“REITS”). REITs are pooled investment vehicles that invest the majority of their assets directly in real property and/or in loans to building developers. They derive income primarily from the collection of rents and/or interest on loans.

REITs are sometimes informally characterized as Equity REITs, Mortgage REITs, Hybrid REITs and REOCs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An Equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A Mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A Mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A Hybrid REIT combines the characteristics of Equity REITs and Mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. REOCs are real estate companies that engage in the development, management, or financing of real estate. Typically, they provide services such as property management, property development, facilities management, and real estate financing. REOCs are publicly traded corporations that have not elected to be taxed as REITs. The three primary reasons for such an election are (a) availability of tax-loss carryforwards, (b) operation in non-REIT-qualifying lines of business, and (c) ability to retain earnings.

Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. A Portfolio will indirectly bear its proportionate share of expenses incurred by REITs in which it invests in addition to the expenses incurred directly by the Portfolio.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. First, the value of a REIT may be affected by changes in the value of the underlying property owned by the REITs. In addition, REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemption from registration under the Investment Company Act.

Investment in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P Index.

MUNICIPAL SECURITIES

PRE-REFUNDED MUNICIPAL SECURITIES. The principal of and interest on municipal securities that have been pre-refunded are no longer paid from the original revenue source for the securities. Instead, after pre-refunding, the source of such payments is typically an escrow fund consisting of obligations issued or guaranteed by the U.S. Government. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer. Pre-refunded municipal securities are usually purchased at a price which represents a premium over their face value. 2017 legislation commonly known as the Tax Cuts and Jobs Act (“TCJA”) repealed the exclusion from gross income for interest on pre-refunded municipal securities effective for such bonds issued after December 31, 2017.

AUCTION RATE SECURITIES. Auction rate securities consist of auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in municipal securities. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities.

Dividends on auction rate preferred securities issued by a closed-end fund may be designated as exempt from federal income tax to the extent they are attributable to tax-exempt interest income earned by the fund on the securities in its portfolio and distributed to holders of the preferred securities, provided that the preferred securities are treated as equity securities for federal income tax purposes and the closed-end fund complies with certain requirements under the Code. For purposes of complying with the 20% limitation on each of the municipal Portfolio’s investments in taxable investments, auction rate preferred securities will be treated as taxable investments unless substantially all of the dividends on such securities are expected to be exempt from regular federal income taxes. A Portfolio’s investments in auction rate preferred securities of closed-end funds are subject to limitations on investments in other U.S. registered investment companies, which limitations are prescribed by the Investment Company Act. A Portfolio will indirectly bear its proportionate share of any management fees paid by such closed-end funds in addition to the advisory fee payable directly by that Portfolio.

PRIVATE ACTIVITY BONDS. Certain types of municipal securities, generally referred to as industrial development bonds (and referred to under current tax law as private activity bonds), are issued by or on behalf of public authorities to obtain funds for privately-operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. The interest from certain private activity bonds owned by a Portfolio (including an Income Portfolio’s distributions attributable to such interest) may be a preference item for purposes of the alternative minimum tax. The Short-Term Municipal Bond Portfolio does not currently intend to invest in Private Activity Bonds.

TAX-EXEMPT COMMERCIAL PAPER. Issues of tax-exempt commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by state and local governments and their agencies to finance working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

TENDER OPTION BONDS. A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof.

As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. However, an institution will not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrade in the credit rating assigned to the issuer of the bond. The liquidity of a tender option bond is a function of the credit quality of both the bond issuer and the financial institution providing liquidity. Tender option bonds are deemed to be liquid unless, in the opinion of the appropriate Specialist Manager, the credit quality of the bond issuer and the financial institution is deemed, in light of the Portfolio’s credit quality requirements, to be inadequate. Each Income Portfolio intends to invest only in tender option bonds the interest on which will, in the opinion of bond counsel, counsel for the issuer of interests therein or counsel selected by the appropriate Specialist Manager, be exempt from regular federal income tax. However, because there can be no assurance that the Internal Revenue Service (“IRS”) will agree with such counsel’s opinion in any particular case, there is a risk that an Income Portfolio will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. Additionally, the federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of tender option bonds and the associated fees, in relation to various regulated investment company tax provisions is unclear. Each Income Portfolio intends to manage its portfolio in a manner designed to eliminate or minimize any adverse impact from the tax rules applicable to these investments.

OTHER FIXED INCOME SECURITIES AND STRATEGIES.

HIGH YIELD SECURITIES AND SECURITIES OF DISTRESSED COMPANIES. High yield securities, commonly referred to as junk bonds, are debt obligations rated below investment grade, i.e., below BBB by Standard & Poor’s Ratings Group (“S&P”) or Baa by Moody’s Investors Service, Inc. (“Moody’s”), or their unrated equivalents. The Corporate Opportunities Portfolio, The Institutional U.S. Equity Portfolio, The Institutional International Equity Portfolio, The U.S. Corporate Fixed Income Securities Portfolio, The Core Fixed Income Portfolio, The Intermediate Term Municipal Bond Portfolio and The Intermediate Term Municipal Bond II Portfolio may invest in such securities according to each Portfolio’s Prospectus. High yield securities and securities of distressed companies generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. Securities of distressed companies include both debt and equity securities. High yield securities and debt securities of distressed companies are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Issuers of high yield and distressed company securities may be involved in restructurings or bankruptcy proceedings that may not be successful. While any investment carries some risk, certain risks associated with high yield securities and debt securities of distressed companies which are different than those for investment grade are as follows:

1.	The market for high risk, high yield securities and debt securities of distressed companies may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of a Portfolio to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.

2.	Market prices for high risk, high yield securities and debt securities of distressed companies may also be affected by investors’ perception of the issuer’s credit quality and the outlook for economic growth. Thus, prices for high risk, high yield securities and debt securities of distressed companies may move independently of interest rates and the overall bond market.

3.	The market for high risk, high yield and distressed company securities may be adversely affected by legislative and regulatory developments.

4.	The risk of loss through default is greater for high yield fixed income securities and securities of distressed companies than for investment grade debt because the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates.

Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations in a Portfolio’s net asset value per share.

In addition, an economic downturn or increase in interest rates could have a negative impact on both the markets for high yield and distressed company securities (resulting in a greater number of bond defaults) and the value of such securities held by a Portfolio. Current laws, such as those requiring federally insured savings and loan associations to remove investments in such lower rated securities from their funds, as well as other pending proposals, may also have a material adverse effect on the market for lower rated securities.

The economy and interest rates may affect high yield securities and debt securities of distressed companies differently than other securities. For example, the prices of such securities are more sensitive to adverse economic changes or individual corporate developments than are the prices of higher rated investments. In addition, during an economic downturn or period in which interest rates are rising significantly, highly leveraged issuers may experience financial difficulties, which, in turn, would adversely affect their ability to service their principal and interest payment obligations, meet projected business goals and obtain additional financing.

Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of Portfolio assets invested in certain securities or other instruments, or change in the average duration of a Portfolio’s investment portfolio, resulting from market fluctuations or other changes in a Portfolio’s total assets will not require the Portfolio to dispose of an investment. If an issuer of a security held by a Portfolio defaults, that Portfolio may incur additional expenses to seek recovery. In addition, periods of economic uncertainty would likely result in increased volatility for the market prices of high yield securities and debt securities of distressed companies as well as the Portfolio’s net asset value. In general, both the prices and yields of such securities will fluctuate.

In certain circumstances it may be difficult to determine a security’s fair value due to a lack of reliable objective information. Such instances occur where there is no established secondary market for the security or the security is lightly traded. As a result, a Portfolio’s valuation of a security and the price it is actually able to obtain when it sells the security could differ.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield and distressed company securities held by a Portfolio, especially in a thinly traded market. Illiquid or restricted securities held by a Portfolio may involve special registration responsibilities, liabilities and costs, and could involve other liquidity and valuation difficulties.

The ratings of Moody’s, S&P and Fitch evaluate the safety of a lower rated security’s principal and interest payments, but do not address market value risk. Because the ratings of the rating agencies may not always reflect current conditions and events, in addition to using recognized rating agencies and other sources, the Specialist Managers perform their own analysis of the issuers of high yield securities and debt securities of distressed companies purchased by a Portfolio. Because of this, a Portfolio’s performance may depend more on its own credit analysis than is the case for mutual funds investing in higher rated securities.

The Specialist Managers continuously monitor the issuers of high yield securities and debt securities of distressed companies held by a Portfolio for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Portfolio so that it can meet redemption requests.

CUSTODIAL RECEIPTS. Custodial Receipts are U.S. government securities and their unmatured interest coupons that have been separated (“stripped”) by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. government securities, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including “Treasury Income Growth Receipts” (“TIGRs”) and “Certificate of Accrual on Treasury Securities” (“CATS”). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are generally held in book-entry form at a Federal Reserve Bank. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. government securities for federal tax and securities purposes. In the case of CATS and TIGRs, the IRS has reached this conclusion for the purpose of applying the tax diversification requirements applicable to regulated investment companies such as the Portfolios. CATS and TIGRs are not considered U.S. government securities by the staff of the Commission. Further, the IRS conclusion noted above is contained only in a general counsel memorandum, which is an internal document of no precedential value or binding effect, and a private letter ruling, which also may not be relied upon by the Portfolios. The Trust is not aware of any binding legislative, judicial or administrative authority on this issue.

WHEN-ISSUED SECURITIES. When-issued transactions involve a commitment to purchase at a predetermined price or yield in which delivery takes place after the customary settlement period for that type of security. Fixed income securities may be purchased on a “when-issued” basis. The price of securities purchased on a when-issued basis, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities takes place at a later date. Normally, the settlement date occurs within one month of the purchase. At the time a commitment to purchase a security on a when-issued basis is made, the transaction is recorded and the value of the security will be reflected in determining net asset value. No payment is made by the purchaser, until settlement. The market value of the when-issued securities may be more or less than the purchase price. The Trust does not believe that net asset value will be adversely affected by the purchase of securities on a when-issued basis. Equity securities acquired by an Equity Portfolio as a result of corporate actions such as spin-offs may be treated as when-issued securities under certain circumstances. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, a Portfolio will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date.

A Portfolio may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss. To the extent permitted by applicable law, there is no percentage limitation on the extent to which the Portfolios may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.

INDEBTEDNESS, LOAN PARTICIPATIONS AND ASSIGNMENTS. Certain Portfolios may purchase indebtedness and participations in commercial loans. Loan Participations typically will result in a Portfolio having a contractual relationship only with the lender, not with the borrower. A Portfolio will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing indebtedness and Loan Participations, a Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a Portfolio will assume the credit risk of both the borrower and the lender that is selling the Participation. In the event of the insolvency of the lender selling indebtedness or a Loan Participation, a Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. A Portfolio will acquire indebtedness and Loan Participations only if the lender interpositioned between the Portfolio and the borrower is determined by the applicable Specialist Manager to be creditworthy. When a Portfolio purchases Assignments from lenders, the Portfolio will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender. Indebtedness is different from traditional debt securities in that debt securities are part of a large issue of securities to the public and indebtedness may not be a security, but may represent a specific commercial loan to a borrower.

A Portfolio may have difficulty disposing of Indebtedness, Assignments and Loan Participations. Since the market for such instruments is not highly liquid, the Portfolio anticipates that such instruments could be sold only to a limited number of institutional investors. Further, restrictions in the underlying credit agreement could limit the number of eligible purchasers. The lack of a highly liquid secondary market and restrictions in the underlying credit agreement may have an adverse impact on the value of such instruments and will have an adverse impact on the Portfolio’s ability to dispose of particular Assignments or Loan Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. In valuing a Loan Participation or Assignment held by a

Portfolio for which a secondary trading market exists, the Portfolio will rely upon prices or quotations provided by banks, dealers or pricing services. To the extent a secondary trading market does not exist, the Portfolio’s Loan Participations and Assignments will be valued in accordance with procedures adopted by the Board of Trustees, taking into consideration, among other factors: (i) the creditworthiness of the borrower and the lender; (ii) the current interest rate; period until next rate reset and maturity of the loan; (iii) currently available prices in the market for similar loans; and (iv) currently available prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity. The secondary market for loan participations is limited and any such participation purchased by Specialist Manager may be regarded as illiquid.

Loan Collateral. In order to borrow money pursuant to a Senior Loan, a borrower will frequently, for the term of the Senior Loan, pledge collateral, including but not limited to, (i) working capital assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights (but excluding goodwill); and/or (iv) security interests in shares of stock of subsidiaries or affiliates. In the case of Senior Loans made to non-public companies, the company’s shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own. In many instances, a Senior Loan may be secured only by stock in the borrower or its subsidiaries. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy a borrower’s obligations under a Senior Loan.

Certain Fees Paid to or by the Portfolios. In the process of buying, selling and holding Senior Loans, the Portfolios may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When a Portfolio buys a Senior Loan, it may receive a facility fee and when it sells a Senior Loan it may pay a facility fee. On an ongoing basis, the Portfolios may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a Senior Loan. In certain circumstances, the Portfolios may receive a prepayment penalty fee upon the prepayment of a Senior Loan by a borrower. Other fees received by the Portfolios may include amendment fees.

Borrower Covenants. A borrower must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the borrower and the holders of the Senior Loan (the “Loan Agreement”). Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific minimum financial ratios, and limits on total debt. In addition, the Loan Agreement may contain a covenant requiring the borrower to prepay the Loan with all or a portion of any free cash flow. Free cash flow is generally defined as net cash flow after scheduled debt service payments and permitted capital expenditures, and includes the proceeds from asset dispositions or sales of securities. A breach of a covenant which is not waived by the Agent, or by the Loan Investors directly, as the case may be, is normally an event of acceleration; i.e., the Agent, or the Loan Investors directly, as the case may be, have the right to call the outstanding Senior Loan. The typical practice of an Agent or a Loan Investor in relying exclusively or primarily on reports from the borrower may involve a risk of fraud by the borrower. In the case of a Senior Loan in the form of a Participation, the agreement between the buyer and seller may limit the rights of the holder to vote on certain changes which may be made to the Loan Agreement, such as loosening a covenant. However, the holder of the Participation will, in almost all cases, have the right to vote on or direct the seller of the Participation to vote on certain fundamental issues such as changes in principal amount, payment dates and interest rate.

Administration of Loans. In a typical Senior Loan, the Agent administers the terms of the Loan Agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions which are parties to the Loan Agreement. The Portfolios will generally rely upon the Agent or an intermediate participant to receive and forward to the Portfolios its portion of the principal and interest payments on the Senior Loan. Furthermore, unless under the terms of a Participation Agreement the Portfolios have direct recourse against the borrower, the Portfolios will rely on the Agent and the other Loan Investors to use appropriate credit remedies against the borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the Loan Agreement based upon reports prepared by the borrower. The Agent of the Senior Loan usually does, but is often not obligated to, notify holders of Senior Loans of any failures of compliance. The Agent may monitor the value of the collateral and, if the value of the collateral declines, may accelerate the Senior Loan, may give the borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the holders of the Senior Loan. The Agent is compensated by the borrower for providing these services under a Loan Agreement, and such compensation may include special fees paid upon structuring and funding the Senior Loan and other fees paid on a continuing basis. With respect to Senior Loans for which the Agent does not perform such administrative and enforcement functions, the Portfolios will perform such tasks on its own behalf, although a collateral bank will typically hold any collateral on behalf of the Portfolios and the other Loan Investors pursuant to the applicable Loan Agreement.

A financial institution’s appointment as Agent may be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership, or, if not FDIC insured, enters into bankruptcy proceedings. A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the Loan Agreement should remain available to holders of Senior Loans. However, if assets held by the Agent for the benefit of the Portfolios were determined to be subject to the claims of the Agent’s general creditors, the Portfolios might incur certain costs and delays in realizing payment on a Senior Loan, or suffer a loss of principal and/or interest. In situations involving intermediate participants similar risks may arise.

Prepayments. Senior Loans can require, in addition to scheduled payments of interest and principal, the prepayment of the Senior Loan from free cash flow, as defined above. The degree to which borrowers prepay Senior Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among Loan Investors, among other factors. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Portfolios derive interest income will be reduced. However, the Portfolios may receive both a prepayment penalty fee from the prepaying borrower and a facility fee upon the purchase of a new Senior Loan with the proceeds from the prepayment of the former. Prepayments generally will not materially affect the Portfolios’ performance because the Portfolios should be able to reinvest prepayments in other Senior Loans that have similar yields (subject to market conditions) and because receipt of any fees may mitigate any adverse impact on the Portfolios’ yield.

Other Information Regarding Senior Loans. Certain Portfolios may purchase and retain a Senior Loan where the borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. Such investments may provide opportunities for enhanced income as well as capital appreciation. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Portfolios may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a Senior Loan. As soon as reasonably practical, a Portfolio will divest itself of any equity securities or any junior debt securities received if it is determined that the security is an ineligible holding for the Portfolio.

Certain Portfolios may acquire interests in Senior Loans which are designed to provide temporary or “bridge” financing to a borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. Bridge loans are often unrated. The Portfolios may also invest in Senior Loans of borrowers that have obtained bridge loans from other parties. A borrower’s use of bridge loans involves a risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness.

Certain Portfolios will be subject to the risk that collateral securing a loan will decline in value or have no value. Such a decline, whether as a result of bankruptcy proceedings or otherwise, could cause the Senior Loan to be under-collateralized or unsecured. In most credit agreements there is no formal requirement to pledge additional collateral. In addition, the Portfolios may invest in Senior Loans guaranteed by, or secured by assets of, shareholders or owners, even if the Senior Loans are not otherwise collateralized by assets of the borrower; provided, however, that such guarantees are fully secured. There may be temporary periods when the principal asset held by a borrower is the stock of a related company, which may not legally be pledged to secure a Senior Loan. On occasions when such stock cannot be pledged, the Senior Loan will be temporarily unsecured until the stock can be pledged or is exchanged for or replaced by other assets, which will be pledged as security for the Senior Loan.

If a borrower becomes involved in bankruptcy proceedings, a court may invalidate the Portfolios’ security interest in the loan collateral or subordinate the Portfolios’ rights under the Senior Loan to the interests of the borrower’s unsecured creditors or cause interest previously paid to be refunded to the borrower. If a court required interest to be refunded, it could negatively affect the Portfolios’ performance. Such action by a court could be based, for example, on a “fraudulent conveyance” claim to the effect that the borrower did not receive fair consideration for granting the security interest in the loan collateral to the Portfolios or a “preference claim” that a pre-petition creditor received a greater recovery on an existing debt than it would have in a liquidation situation. For Senior Loans made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of the Loan were not received or retained by the borrower, but were instead paid to other persons (such as shareholders of the borrower) in an amount which left the borrower insolvent or without sufficient working capital. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of the Portfolios’ security interest in loan collateral. If the Portfolios’ security interest in loan collateral is invalidated or the Senior Loan is subordinated to other debt of a borrower in bankruptcy or other proceedings, the Portfolios would have substantially lower recovery, and perhaps no recovery on the full amount of the principal and interest due on the Loan, or the Portfolios could also have to refund interest (see the prospectus for additional information).

Certain Portfolios may acquire warrants and other equity securities as part of a unit combining a Senior Loan and equity securities of a borrower or its affiliates. The acquisition of such equity securities will only be incidental to the Portfolios’ purchase of a Senior Loan. Certain Portfolios may also acquire equity securities or debt securities (including non-dollar denominated debt securities) issued in exchange for a Senior Loan or issued in connection with the debt restructuring or reorganization of a borrower, or if such acquisition, in the judgment of the Specialist Manager, may enhance the value of a Senior Loan or would otherwise be consistent with the Portfolios investment policies.

Regulatory Changes. To the extent that legislation or state or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make loans, particularly in connection with highly leveraged transactions, the availability of Senior Loans for investment may be adversely affected. Further, such legislation or regulation could depress the market value of Senior Loans.

TRADE CLAIMS. Certain Portfolios may purchase trade claims and similar obligations or claims against companies in bankruptcy proceedings. Trade claims are non-securitized rights of payment arising from obligations that typically arise when vendors and suppliers extend credit to a company by offering payment terms for products and services. If the company files for bankruptcy, payments on these trade claims stop and the claims are subject to compromise along with the other debts of the company. Trade claims may be purchased directly from the creditor or through brokers. There is no guarantee that a debtor will ever be able to satisfy its trade claim obligations. Trade claims are subject to the risks associated with low-quality obligations.

STRUCTURED PRODUCTS. One common type of security is a “structured” product. Structured products, such as structured notes, generally are individually negotiated agreements and may be traded OTC. They are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.

With respect to structured products, because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there is currently no active trading market for these securities.

Structured products include instruments such as credit-linked securities, commodity-linked notes and structured notes, which are potentially high-risk derivatives. For example, a structured product may combine a traditional stock, bond, or commodity with an option or forward contract.

Structured Notes. Structured notes are derivative instruments, the interest rate or principal of which is determined by reference to changes in value of a specific security, reference rate, or index. Indexed securities, similar to structured notes, are typically, but not always, debt securities whose value, maturity or coupon rate is determined by reference to other securities. The performance of a structured note or indexed security is based upon the performance of the underlying instrument.

The terms of a structured note may provide that, in certain circumstances, no principal is due on maturity and, therefore, may result in loss of investment. Structured notes may be indexed positively or negatively to the performance of the underlying instrument such that the appreciation or deprecation of the underlying instrument will have a similar effect on the value of the structured note at maturity or of any coupon payment. In addition, changes in the interest rate and value of the principal at maturity may be fixed at a specific multiple of the change in value of the underlying instrument, making the value of the structured note more volatile than the underlying instrument. Further, structured notes may be less liquid and more difficult to price accurately than less complex securities or traditional debt securities

Credit-Linked Securities. Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain high yield or other fixed income markets. For example, a Portfolio may invest in credit-linked securities as a cash management tool in order to gain exposure to the high yield markets and/or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Portfolio would receive as an investor in the trust. A Portfolio’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is expected that the securities will be exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

EURODOLLAR AND YANKEE DOLLAR OBLIGATIONS. Eurodollar obligations are U.S. dollar denominated obligations issued outside the United States by non-U.S. corporations or other entities. Yankee dollar obligations are U.S. dollar denominated obligations issued in the United States by non-U.S. corporations or other entities. Yankee obligations are subject to the same risks that pertain to the domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Yankee obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization or foreign issuers.

ZERO COUPON SECURITIES. Zero coupon securities are debt securities that make no coupon payment but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Zero coupon securities may have conversion features. Zero coupon securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will generally not be considered illiquid for the purposes of a Portfolio’s limitation on investments in illiquid securities.

INFLATION-INDEXED SECURITIES. Inflation-indexed securities are debt securities, the principal value of which is periodically adjusted to reflect the rate of inflation as indicated by the Consumer Price Index (CPI). Inflation indexed securities may be issued by the U.S. government, by agencies and instrumentalities of the U.S. government, and by corporations. There are two common ways that these securities are structured. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon.

The periodic adjustment of U.S. inflation-indexed securities is tied to the CPI, which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation, and energy. Inflation-indexed securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Inflation generally erodes the purchasing power of an investor’s portfolio. For example, if an investment provides a “nominal” total return of 5% in a given year and inflation is 2% during that period, the inflation-adjusted, or real, return is 3%. Inflation, as measured by the CPI, has occurred in each of the past 50 years, so investors should be conscious of both the nominal and real returns of their investments. Investors in inflation-indexed securities funds who do not reinvest the portion of the income distribution that is attributable to inflation adjustments will not maintain the purchasing power of the investment over the long term. This is because interest earned depends on the amount of principal invested, and that principal will not grow with inflation if the investor fails to reinvest the principal adjustment paid out as part of a fund’s income distributions. Although inflation-indexed securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise because of reasons other than inflation (for example, because of changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

If the periodic adjustment rate measuring inflation (i.e., the CPI) falls, the principal value of inflation-indexed securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed securities, even during a period of deflation. However, the current market value of the inflation-indexed securities is not guaranteed, and will fluctuate. Other inflation indexed securities include inflation-related bonds, which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed securities should change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities.

Coupon payments that a fund receives from inflation-indexed securities are included in the fund’s gross income for the period during which they accrue. Any increase in principal for an inflation-indexed security resulting from inflation adjustments is considered by IRS regulations to be taxable income in the year it occurs. For direct holders of an inflation-indexed security, this means that taxes must be paid on principal adjustments, even though these amounts are not received until the bond matures. By contrast, a fund holding these securities distributes both interest income and the income attributable to principal adjustments each quarter in the form of cash or reinvested shares (which, like principal adjustments, are taxable to shareholders). It may be necessary for the fund to liquidate portfolio positions, including when it is not advantageous to do so, in order to make required distributions.

TREASURY INFLATION PROTECTED SECURITIES (“TIPS”). TIPS are securities issued by the U.S. Treasury that are designed to provide inflation protection to investors. TIPS are income-generating instruments that provide a ‘real rate of return’ by adjusting interest and principal payments for the impact of inflation. This periodic inflation adjustment of U.S. inflation-indexed securities is tied to the Consumer Price Index (CPI), which is calculated monthly by the U.S. Bureau of Labor Statistics. CPI measures the change in the cost of a fixed basket of consumer goods and services, such as transportation, food, and housing. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds.

NON-PUBLICLY TRADED SECURITIES; RULE 144A SECURITIES AND PRIVATE PLACEMENTS. The Portfolios may purchase securities that are not registered under the 1933 Act, but that can be sold to “accredited investors” under Regulation D under the 1933 Act (“Reg. D Securities” or “Private Placements”) or “qualified institutional buyers” in accordance with Rule 144A under the

1933 Act (“Rule 144A Securities”). An investment in Rule 144A Securities will be considered illiquid and therefore subject to a Portfolio’s limitation on the purchase of illiquid securities, unless a Portfolio’s governing Board of Trustees determines on an ongoing basis that an adequate trading market exists for the security. In addition to an adequate trading market, the Board of Trustees will also consider factors such as trading activity, availability of reliable price information and other relevant information in determining whether a Rule 144A Security is liquid. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities. The Board of Trustees will carefully monitor any investments by a Portfolio in Rule 144A Securities. The Trust’s Board of Trustees may adopt guidelines and delegate to the Specialist Managers the daily function of determining and monitoring the liquidity of Rule 144A Securities, although the Board of Trustees will retain ultimate responsibility for any determination regarding liquidity.

Non-publicly traded securities (including Reg. D and Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and a Portfolio may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be less than those originally paid by a Portfolio. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. A Portfolio’s investments in illiquid securities are subject to the risk that should a Portfolio desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Portfolio’s net assets could be adversely affected.

ILLIQUID SECURITIES. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Trust’s Board of Trustees. Despite such good faith efforts to determine fair value prices, a Portfolio’s illiquid securities are subject to the risk that the security’s fair value price may differ from the actual price which the Portfolio may ultimately realize upon its sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to a Portfolio. The Specialist Manager determines the liquidity of a Portfolio’s investments. In determining the liquidity of a Portfolio’s investments, the Specialist Manager may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).

PAY-IN-KIND SECURITIES. Pay-In-Kind securities are debt obligations or preferred stock that pay interest or dividends in the form of additional debt obligations or preferred stock.

PREFERRED STOCK. Preferred stock is a corporate equity security that pays a fixed or variable stream of dividends. Preferred stock is generally a non-voting security. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company.

Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. Each Portfolio may invest in convertible securities, which may offer higher income than the common stocks into which they are convertible. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt or preferred securities, as applicable. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. In addition, convertible securities are often lower-rated securities.

Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer.

If the convertible security’s “conversion value,” which is the market value of the underlying common stock that would be obtained upon the conversion of the convertible security, is substantially below the “investment value,” which is the value of a convertible security viewed without regard to its conversion feature (i.e. strictly on the basis of its yield), the price of the convertible security is governed principally by its investment value. If the conversion value of a convertible security increases to the point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.

A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a Portfolio is called for redemption, the Portfolio would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Portfolio’s ability to achieve its investment objective.

A “synthetic” convertible security may be created by combining separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. Unlike a traditional convertible security, which is a single security having a single market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the “market value” of a synthetic convertible security is the sum of the values of its income-producing component and its convertible component. For this reason, the values of a synthetic convertible security and a traditional convertible security may respond differently to market fluctuations.

More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Although synthetic convertible securities may be selected where the two components are issued by a single issuer, thus making the synthetic convertible security similar to the traditional convertible security, the character of a synthetic convertible security allows the combination of components representing distinct issuers, when the Specialist Manager believes that such a combination may better achieve a Portfolio’s investment objective. A synthetic convertible security also is a more flexible investment in that its two components may be purchased separately. For example, a Portfolio may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.

A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the security or instrument, such as a call option or warrant, purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible security includes the income-producing component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing instrument.

A Portfolio also may purchase synthetic convertible securities created by other parties, including convertible structured notes. Convertible structured notes are income-producing debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issues the convertible note, rather than the issuer of the underlying common stock into which the note is convertible, assumes credit risk associated with the underlying investment, and the Portfolio in turn assumes credit risk associated with the convertible note.

BANK CAPITAL SECURITIES. The Portfolios may invest in bank capital securities. Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. There are two common types of bank capital: Tier I and Tier II. Bank capital is generally, but not always, of investment grade quality. Tier I securities often take the form of trust preferred securities. Tier II securities, commonly thought of as hybrids of debt and preferred stock, are often perpetual (with no maturity date), callable and under certain conditions, allow for the issuer bank to withhold payment of interest until a later date.

TRUST PREFERRED SECURITIES. The Portfolios may invest in trust preferred securities. Trust preferred securities have the characteristics of both subordinated debt and preferred stock. Generally, trust preferred securities are issued by a trust that is wholly-owned by a financial institution or other corporate entity, typically a bank holding company. The financial institution creates the trust and owns the trust’s common securities. The trust uses the sale proceeds of its common securities to purchase subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sale to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt. The trust uses the funds received to make dividend payments to the holders of the trust preferred securities. The primary advantage of this structure is that the trust preferred securities are treated by the financial institution as debt securities for tax purposes and as equity for the calculation of capital requirements.

Trust preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer. Typical characteristics include long-term maturities, early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the financial institution. The market value of trust preferred securities may be more volatile than those of conventional debt securities. Trust preferred securities may be issued in reliance on Rule 144A under the 1933 Act and subject to restrictions on resale. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as a Portfolio to sell their holdings. In identifying the risks of the trust preferred securities, the Specialist Manager will look to the condition of the financial institution as the trust typically has no business operations other than to issue the trust preferred securities. If the financial institution defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of its securities, such as a Portfolio.

CYBERSECURITY RISKS. The Portfolios, like all companies, may be susceptible to operational and information security risks. Cybersecurity failures or breaches of the Portfolios or their service providers, including Specialist Managers, or the issuers of securities in which the Portfolios invest, have the ability to cause disruptions and impact business operations. The potential consequences of such events include potential financial losses, the inability of Portfolio shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Portfolios and their shareholders could be negatively impacted as a result.

INVESTMENT RESTRICTIONS

In addition to the investment objectives and policies of the Portfolios, each Portfolio is subject to certain investment restrictions both in accordance with various provisions of the Investment Company Act and guidelines adopted by the Board. These investment restrictions are summarized below. The following investment restrictions (1 through 12) are fundamental and cannot be changed with respect to any Portfolio without the affirmative vote of a majority of the Portfolio’s outstanding voting securities as defined in the Investment Company Act.

A PORTFOLIO MAY NOT:

1.	Purchase the securities of any issuer, if as a result of such purchase, more than 5% of the total assets of the Portfolio would be invested in the securities of that issuer, or purchase any security if, as a result of such purchase, a Portfolio would hold more than 10% of the outstanding voting securities of an issuer, provided that up to 25% of the value of the Portfolio’s assets may be invested without regard to this limitation, and provided further that this restriction shall not apply to investments in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, repurchase agreements secured by such obligations, or securities issued by other investment companies.

2.	Borrow money, except that a Portfolio (i) may borrow amounts, taken in the aggregate, equal to up to 5% of its total assets, from banks for temporary purposes (but not for leveraging or investment) and (ii) may engage in reverse repurchase agreements for any purpose, provided that (i) and (ii) in combination do not exceed 33 1/3% of the value of the Portfolio’s total assets (including the amount borrowed) less liabilities (other than borrowings).

3.	Mortgage, pledge or hypothecate any of its assets except in connection with any permitted borrowing, provided that this restriction does not prohibit escrow, collateral or margin arrangements in connection with a Portfolio’s permitted use of options, futures contracts and similar derivative financial instruments described in the Trust’s Prospectus.

4.	Issue senior securities, as defined in the Investment Company Act, provided that this restriction shall not be deemed to prohibit a Portfolio from making any permitted borrowing, mortgage or pledge, and provided further that the permitted use of options, futures contracts, forward contracts and similar derivative financial instruments described in the Trust’s Prospectus shall not constitute issuance of a senior security.

5.	Underwrite securities issued by others, provided that this restriction shall not be violated in the event that the Portfolio may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of portfolio securities.

6.	Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, provided that this shall not prevent a Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business.

7.	Purchase or sell commodities or commodity contracts, unless acquired as a result of ownership of securities or other instruments, provided that a Portfolio may purchase and sell futures contracts relating to financial instruments and currencies and related options in the manner described in the Trust’s Prospectus.

8.	Make loans to others, provided that this restriction shall not be construed to limit (a) purchases of debt securities or repurchase agreements in accordance with a Portfolio’s investment objectives and policies; and (b) loans of portfolio securities in the manner described in the Trust’s Prospectus.

9.	Invest more than 25% of the market value of its assets in the securities of companies engaged in any one industry provided that this restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements secured by such obligations or securities issued by other investment companies.

10.	With respect to each of The Short-Term Municipal Bond Portfolio, The Intermediate Term Municipal Bond Portfolio and The Intermediate Term Municipal Bond II Portfolio, invest, under normal circumstances, less than 80% of its net assets in Municipal Securities.

The following investment restrictions (11 through 13) reflect policies that have been adopted by the Trust, but which are not fundamental and may be changed by the Board, without shareholder vote.

11.	A Portfolio may not invest in securities of other investment companies except as permitted under the Investment Company Act.

12.	A Portfolio may not invest more than 15% of the value of its net assets in illiquid securities (including repurchase agreements, as described under “Repurchase Agreements,” above).

13.	The Portfolios listed below have non-fundamental investment policies obligating such a Portfolio to commit, under normal market conditions, at least 80% of its assets in the type of investment suggested by the Portfolio’s name. For purposes of such an investment policy, “assets” includes the Portfolio’s net assets, as well as any amounts borrowed for investment purposes. The Board has adopted a policy to provide investors with at least 60 days’ notice of any intended change. Each such notice will contain, in bold-face type and placed prominently in the document, the following statement: “Important Notice Regarding Change in Investment Policy.” This statement will also appear on the envelope in which such notice is delivered.

a.	The Value Equity Portfolio, The Growth Equity Portfolio, The Institutional U.S. Equity Portfolio, The International Equity Portfolio and The Institutional International Equity Portfolio will each invest at least 80% of its assets in equity securities.

b.	The Institutional U.S. Equity Portfolio will invest at least 80% of its assets in U.S. equity securities.

c.	The Small Capitalization—Mid Capitalization Equity Portfolio will invest at least 80% of its respective assets in equity securities of small capitalization and mid-capitalization issuers, as defined in the Trust’s Prospectus.

d.	The Emerging Markets Portfolio will invest at least 80% of its assets in securities of issuers domiciled or, in the view of the Specialist Manager, deemed to be doing material amounts of business in countries determined by the Specialist Manager to have a developing or emerging economy or securities market.

e.	The Core Fixed Income Portfolio will invest at least 80% of its respective assets in fixed income securities.

f.	The U.S. Government Fixed Income Securities Portfolio will each invest at least 80% of its assets in fixed income securities issued or fully guaranteed by the U.S. Government, Federal Agencies, or sponsored agencies.

g.	The U.S. Corporate Fixed Income Securities Portfolio will invest at least 80% of its assets in fixed income securities issued by U.S. corporations.

h.	The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio will invest at least 80% of its assets in U.S. mortgage and asset backed securities.

An investment restriction applicable to a particular Portfolio shall not be deemed violated as a result of a change in the market value of an investment, the net or total assets of that Portfolio, or any other later change provided that the restriction was satisfied at the time the relevant action was taken.

The Investment Company Act generally defines “senior security” to mean any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

As indicated in the Prospectus, the net asset value of each Portfolio is determined once daily as of the close of public trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time) on each day it is open for trading. The NYSE will not open in observance of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving, and Christmas. The Trust reserves the right in its sole discretion to suspend the continued offering of the Trust’s shares and to reject purchase orders in whole or in part when in the judgment of the Board such action is in the best interest of the Trust. Payments to shareholders for shares of the Trust redeemed directly from the Trust will be made as promptly as possible but no later than seven days after receipt by the Trust’s transfer agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that the Trust may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Trust not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Trust’s shareholders. Each of the Portfolios reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of the Trust’s shares by making payment in whole or in part in readily marketable securities chosen by the Trust and valued in the same way as they would be valued for purposes of computing each Portfolio’s net asset value. If such payment were made, an investor may incur brokerage costs in converting such securities to cash. The value of shares on redemption or repurchase may be more or less than the investor’s cost, depending upon the market value of the Trust’s portfolio securities at the time of redemption or repurchase.

PORTFOLIO TRANSACTIONS AND VALUATION

PORTFOLIO TRANSACTIONS. Subject to the oversight of the Board, the Specialist Managers of the respective Portfolios are responsible for placing orders for securities transactions for each of the Portfolios. Securities transactions involving stocks will normally be conducted through brokerage firms entitled to receive commissions for effecting such transactions. In placing portfolio transactions, a Specialist Manager will use its best efforts to choose a broker or dealer capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities, and other factors. In placing brokerage transactions, the respective Specialist Managers may, however, consistent with the interests of the Portfolios they serve, select brokerage firms on the basis of the investment research, statistical and pricing services they provide to the Specialist Manager, which services may be used by the Specialist Manager in serving any of its investment advisory clients. In such cases, a Portfolio may pay a commission that is higher than the commission that another qualified broker might have charged for the same transaction, providing the Specialist Manager involved determines in good faith that such commission is reasonable in terms either of that transaction or the overall responsibility of the Specialist Manager to the Portfolio and such manager’s other investment advisory clients. Transactions involving debt securities and similar instruments are expected to occur primarily with issuers, underwriters or major dealers acting as principals. Such transactions are normally effected on a net basis and do not involve payment of brokerage commissions. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid. The table below reflects the aggregate dollar amount of brokerage commissions paid by each of the Portfolios of the Trust during the fiscal years indicated (amounts in thousands).

PORTFOLIO	YEAR ENDED June 30, 2022	YEAR ENDED June 30, 2021	YEAR ENDED June 30, 2020
The Value Equity Portfolio	$20	$19	$62
The Growth Equity Portfolio	$51	$58	$143
The Institutional U.S. Equity Portfolio	$247	$369	$230
The Small Capitalization—Mid Capitalization Equity Portfolio	$78	$37	$119
The ESG Growth Portfolio	$12	$7	$21
The Catholic SRI Growth Portfolio	$2	$10	$3
The International Equity Portfolio	$159	$159	$899
The Institutional International Equity Portfolio	$221	$171	$1,444
The Emerging Markets Portfolio	$239	$265	$534
The Core Fixed Income Portfolio	$0	$0	$0
The Corporate Opportunities Portfolio	$28	$38	$70
The U.S. Government Fixed Income Securities Portfolio	$5	$0	$0
The U.S. Corporate Fixed Income Securities Portfolio	$0	$0	$0
The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio	$0	$0	$0
The Short-Term Municipal Bond Portfolio	$0	$0	$0
The Intermediate Term Municipal Bond Portfolio	$0	$0	$58
The Intermediate Term Municipal Bond II Portfolio	$6	$23	$0

________________

 The Trust has adopted procedures pursuant to which each Portfolio is permitted to allocate brokerage transactions to affiliates of the various Specialist Managers. Under such procedures, commissions paid to any such affiliate must be fair and reasonable compared to the commission, fees or other remuneration paid to other brokers in connection with comparable transactions.

During the Trust’s last three fiscal years, there were no brokerage commissions paid in connection with a Portfolio’s transactions by any Portfolio’s Specialist Manager to any broker/dealer that may be deemed to be an affiliate of such Specialist Manager.

In no instance will portfolio securities be purchased from or sold to Specialist Managers, the Adviser or any affiliated person of the foregoing entities except to the extent permitted by applicable law or an order of the SEC. It is possible that at times identical securities will be acceptable for both a Portfolio of the Trust and one or more of a Specialist Manager’s other client accounts. In such cases, simultaneous transactions are inevitable. Purchases and sales are then averaged as to price and allocated as to amount according to a formula deemed equitable to each such account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Portfolio is concerned, in other cases it is believed that the ability of a Portfolio to participate in volume transactions may produce better executions for such Portfolio.

PORTFOLIO TURNOVER. Changes may be made in the holdings of any of the Portfolios consistent with their respective investment objectives and policies whenever, in the judgment of the relevant Specialist Manager, such changes are believed to be in the best interests of the Portfolio involved. It is not anticipated that the annual portfolio turnover rate for any Portfolio will exceed 100% under normal circumstances. Portfolios may experience higher turnover due to the addition of a Specialist Manager to the Portfolio, a reallocation of Portfolio assets among Specialist Managers, or a replacement of one or more Specialist Managers. Additionally, the following investments may increase a Portfolio’s turnover: (a) investing in certain types of derivative instruments; or (b) investing in U.S. government securities for short periods of time while determining appropriate longer term investments for a Portfolio. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of a Portfolio’s securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. The portfolio turnover rate for each of the Portfolios that has more than one Specialist Manager will be an aggregate of the rates for each individually managed portion of that Portfolio. Rates for each portion, however, may vary significantly. The portfolio turnover rates for each of the Trust’s Portfolios during the last three fiscal years are set forth in the following table.

PORTFOLIO	FISCAL YEAR ENDED June 30, 2022	FISCAL YEAR ENDED June 30, 2021	FISCAL YEAR ENDED June 30, 2020

The Value Equity Portfolio	8%	6%	19%
The Growth Equity Portfolio	12%	15%	37%
The Institutional U.S. Equity Portfolio	43%	29%	74%
The Small Capitalization—Mid Capitalization Equity Portfolio	64%	32%	87%
The ESG Growth Portfolio*	10%	8%	31%
The Catholic SRI Growth Portfolio*	25%	42%	14%
The International Equity Portfolio	19%	23%	95%
The Institutional International Equity Portfolio	23%	7%	64%
The Emerging Markets Portfolio	20%	8%	11%
The Core Fixed Income Portfolio	33%	38%	36%
The Corporate Opportunities Portfolio	44%	123%	40%
The U.S. Government Fixed Income Securities Portfolio	41%	67%	58%
The U.S. Corporate Fixed Income Securities Portfolio	31%	46%	43%
The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio	27%	46%	32%
The Short-Term Municipal Bond Portfolio	32%	18%	21%
The Intermediate Term Municipal Bond Portfolio	7%	17%	36%
The Intermediate Term Municipal Bond II Portfolio	22%	39%	8%

VALUATION. The net asset value per share of the Portfolios is determined once on each Business Day as of the close of the NYSE, which is normally 4 p.m. Eastern Time, on each day the NYSE is open for trading. The Trust does not expect to determine the net asset value of its shares on any day when the NYSE is not open for trading even if there is sufficient trading in its portfolio securities on such days to materially affect the net asset value per share.

In valuing the Trust’s assets for calculating net asset value, readily marketable portfolio securities listed on a national securities exchange or on NASDAQ are valued at the closing price on the business day as of which such value is being determined. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the closing bid price on such day. Readily marketable securities traded only in the over-the-counter market and not on NASDAQ are valued at the closing price or if no sale occurs at the mean between the last reported bid and asked prices. Equity securities listed on a foreign exchange are valued at the last quoted sales price available before the time when such securities are to be valued, provided that where such securities are denominated in foreign currencies, such prices will be converted into U.S dollars at the bid price of such currencies against U.S. dollars. Exchange rates are received daily from an independent pricing service approved by the Board. If there have been no sales on such exchange, the security is valued at the closing bid. All other assets of each Portfolio are valued in such manner as the Board in good faith deems appropriate to reflect their fair value. The net asset value per share of each of the Trust’s Portfolios is calculated as follows: All liabilities incurred or accrued are deducted from the valuation of total assets which includes accrued but undistributed income; the resulting net asset value is divided by the number of shares outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.

When the closing price of a foreign security is not an accurate representation of value as a result of events (a “Significant Event”) that have occurred after the closing of the primary foreign exchange and prior to the time certain of the Portfolios’ net asset value per share is calculated, then a market quotation is deemed to not be readily available and the fair value of affected securities will be determined by consideration of other factors by the Pricing Committee. An example of a frequently occurring Significant Event is a significant movement in the U.S. equity markets. The Board may predetermine the level of such a movement that will constitute a Significant Event (a “Trigger”) and preauthorize the Trust’s Accounting Agent to utilize a pricing service authorized by the Board (a “Fair Value Pricing Service”) that has been designated to determine a fair value for the affected securities. On a day when a Fair Value Pricing Service is so utilized, the Trust’s Pricing Committee need not meet. The Pricing Committee, however, will determine the fair value of securities affected by a Significant Event where either (i) the Pricing Committee has not authorized the use of a Fair Value Pricing Service, or (ii) the Significant Event is other than a movement in the U.S. equity markets that qualifies as a Trigger.

PORTFOLIO HOLDINGS. The Trust may provide information regarding the portfolio holdings of the various Portfolios to its service providers where relevant to duties to be performed for the Portfolios. Such service providers include fund accountants, administrators, investment advisers, custodians, independent public accountants, and attorneys. All such service providers are required to maintain the confidentiality of such information by virtue of their respective duties to the Trust. Disclosures to service providers are made in the ordinary course of business as needed in order for a service provider to meet its obligations to the Trust and are generally provided without any lag time. Non-standard disclosure of portfolio holdings information may also be provided to entities that provide a service to a Specialist Manager, provided that the service is related to the investment advisory services that the Specialist Manager provides to the Portfolios. Service providers may also disclose such information to certain of their service providers in order to facilitate the provision of services to the Trust. All such third-party recipients will also be required to maintain the confidentiality of such information.

The Trust does not disclose any portfolio holdings information to any rating or ranking organizations, but does disclose such information to two third party organizations, FactSet Research Systems, Inc. and Bloomberg, L.P., for the sole purpose of providing statistical services to the Adviser. These organizations receive portfolio holdings information daily with no lag time. These organizations have signed confidentiality agreements under which they are required to keep all portfolio holdings information confidential and are prohibited from improperly using such information.

Except as set forth above, neither the Trust nor any service provider to the Trust may disclose material information about the Portfolios’ holdings to other third parties except that information about portfolio holdings may be made available to such third parties provided that the information has become public information by the filing of an annual or semi-annual report or Form N-PORT by the Portfolios. In no event shall such information be disclosed for compensation.

The Trust’s CCO is responsible for reviewing such disclosures to ensure that no improper disclosures have occurred. The Board relies on the Trust’s CCO to exercise day-to-day oversight with respect to portfolio holdings disclosures. The Board receives periodic reports from the CCO and meets with him on a regular basis.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS

Set forth below is information about those individuals (each of whom is referred to as a “portfolio manager”) who are primarily responsible for day-to-day investment decisions relating to the various Portfolios. All of the portfolio managers set forth with regard to each Specialist Manager are employees of the indicated Specialist Manager and not of the Adviser.

As noted in the Prospectus, investment in the HC Strategic Shares of the Trust is currently limited to investors for whom the Adviser, or any affiliate of the Adviser, provides a complete program of investment advisory services. Unless otherwise noted, none of the portfolio managers owns any shares of the Portfolio of the Trust for which they are responsible.

The tables and text below disclose information about other accounts managed, compensation, and potential conflicts of interest. All information is as of June 30, 2022, unless otherwise noted.

It should be noted that there are certain potential conflicts of interest which are generally applicable to all of the Specialist Managers. The conflicts arise from managing multiple accounts and include conflicts among investment strategies, conflicts in the allocation of investment opportunities and conflicts due to the differing assets levels or fee schedules of various accounts.

Agincourt Capital Management, LLC (“Agincourt”) serves as a Specialist Manager for The ESG Growth Portfolio, The Catholic SRI Growth Portfolio, The Core Fixed Income Portfolio and The U.S. Corporate Fixed Income Securities Portfolio. Listed below are the portfolio managers responsible for making day-to-day investment decisions for that portion of these Portfolios allocated to Agincourt. Day-to-day investment decisions for The ESG Growth Portfolio, The Catholic SRI Growth Portfolio, The Core Fixed Income Portfolio and The U.S. Corporate Fixed Income Securities Portfolio are the responsibility of L. Duncan Buoyer, Managing Director and Portfolio Manager of Agincourt and B. Scott Marshall, Director and Portfolio Manager. Both Mr. Buoyer and Mr. Marshall provide portfolio management for certain other registered investment companies and separately managed accounts within this strategy. Certain information about these responsibilities is set forth below.

OTHER ACCOUNTS MANAGED — TOTAL

THE ESG GROWTH PORTFOLIO

THE CATHOLIC SRI GROWTH PORTFOLIO

THE CORE FIXED INCOME PORTFOLIO

THE U.S. CORPORATE FIXED INCOME SECURITIES PORTFOLIO

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
L. Duncan Buoyer	0	$0	0	$0	192	$7.0 billion
B. Scott Marshall	0	$0	0	$0	192	$7.0 billion

OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
L. Duncan Buoyer	0	$0	0	$0	1	$21 million
B. Scott Marshall	0	$0	0	$0	1	$21 million

CONFLICTS OF INTEREST.

Agincourt Capital Management is focused on managing fixed income portfolios. All portfolios are managed on a team basis and accounts with similar mandates are managed as closely as possible, taking into account client specific cash flow requirements and any investment guideline constraints.

Agincourt maintains policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios, such as conflicts relating to the allocation of investment opportunities, personal investing activities, portfolio manager compensation and broker selection.

While there is no guarantee that such policies and procedures will be effective in all cases, Agincourt believes that all issues relating to potential material conflicts of interest have been addressed.

COMPENSATION.

Compensation is not tied to the performance of the Fund or specific accounts. The majority of Agincourt’s investment professionals have an ownership interest in the firm, sharing in profits in addition to a base salary. For those employees that do not have an ownership interest there is a bonus plan that is based on the firm’s profitability combined with the individual’s contribution to the firm’s success.

Breckinridge Capital Advisors, Inc. (“Breckinridge”) serves as the Specialist Manager for The Short-Term Municipal Bond Portfolio, The Intermediate Term Municipal Bond Portfolio and The Intermediate Term Municipal Bond II Portfolio. Breckinridge manages client portfolios on a team approach basis, which enables any portfolio manager to make investment recommendations and decisions across client accounts. Matthew Buscone, Portfolio Manager, Ji Young Jung, Portfolio Manager, Sara Chanda, Portfolio Manager, Jeffrey Glenn, Portfolio Manager, Eric Haase, Portfolio Manager, Khurram Gillani, Portfolio Manager, Maggie Fitzpatrick, Associate Portfolio Manager and Erin McCall, Associate Portfolio Manager, are responsible for making day-to-day investment decisions for The Short-Term Municipal Bond Portfolio, The Intermediate Term Municipal Bond and The Intermediate Term Municipal Bond II Portfolio.

The portfolio management team also provides investment management services for other registered investment companies, pooled investment vehicles and separately managed accounts.

OTHER ACCOUNTS MANAGED — TOTAL*

SHORT-TERM MUNICIPAL BOND PORTFOLIO

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER**	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Matthew Buscone	3	$129.4 million	0	$0	16,616	$40.9 billion
Jeffrey Glenn	3	$129.4 million	0	$0	16,616	$40.9 billion
Ji Young Jung	3	$129.4 million	0	$0	16,616	$40.9 billion
Sara Chanda	3	$129.4 million	0	$0	16,616	$40.9 billion
Eric Haase	3	$129.4 million	0	$0	16,616	$40.9 billion
Khurram Gillani	3	$129.4 million	0	$0	16,616	$40.9 billion
Maggie Fitzpatrick	3	$129.4 million	0	$0	16,616	$40.9 billion
Erin McCall	3	$129.4 million	0	$0	16,616	$40.9 billion

*	None of these accounts has an advisory fee based on performance.
**	In addition to the accounts in the table, portfolio managers also manage personal accounts for their own benefit.

OTHER ACCOUNTS MANAGED — TOTAL*

INTERMEDIATE TERM MUNICIPAL BOND PORTFOLIO

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER**	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Matthew Buscone	3	$269.6 million	0	$0	16,616	$40.9 billion
Jeffrey Glenn	3	$269.6 million	0	$0	16,616	$40.9 billion
Ji Young Jung	3	$269.6 million	0	$0	16,616	$40.9 billion
Sara Chanda	3	$269.6 million	0	$0	16,616	$40.9 billion
Eric Haase	3	$269.6 million	0	$0	16,616	$40.9 billion
Khurram Gillani	3	$269.6 million	0	$0	16,616	$40.9 billion
Maggie Fitzpatrick	3	$269.6 million	0	$0	16,616	$40.9 billion
Erin McCall	3	$269.6 million	0	$0	16,616	$40.9 billion

*	None of these accounts has an advisory fee based on performance.
**	In addition to the accounts in the table, portfolio managers also manage personal accounts for their own benefit.

OTHER ACCOUNTS MANAGED — TOTAL*

INTERMEDIATE TERM MUNICIPAL BOND II PORTFOLIO

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER**	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Matthew Buscone	3	$204.8 million	0	$0	16,616	$40.9 billion
Jeffrey Glenn	3	$204.8 million	0	$0	16,616	$40.9 billion
Ji Young Jung	3	$204.8 million	0	$0	16,616	$40.9 billion
Sara Chanda	3	$204.8 million	0	$0	16,616	$40.9 billion
Eric Haase	3	$204.8 million	0	$0	16,616	$40.9 billion
Khurram Gillani	3	$204.8 million	0	$0	16,616	$40.9 billion
Maggie Fitzpatrick	3	$204.8 million	0	$0	16,616	$40.9 billion
Erin McCall	3	$204.8 million	0	$0	16,616	$40.9 billion

*	None of these accounts has an advisory fee based on performance.
**	In addition to the accounts in the table, portfolio managers also manage personal accounts for their own benefit.

CONFLICTS OF INTEREST.

Breckinridge provides investment advisory services to client and proprietary accounts in different strategies with varying fee schedules. Thus, Breckinridge’s portfolio management team must allocate their time across multiple accounts, which can create a conflict of interest. The proprietary accounts have been funded by the firm to develop investment strategies. These strategies do not accept external or employee investments. Because the firm has a financial interest in proprietary accounts, there is the potential for the investment team to favor these accounts over others. In addition, the proprietary accounts can invest in the same securities as those held in client accounts.

Allowing proprietary accounts to invest in the same securities as clients creates the possibility that the firm may benefit from market activity by a client or group of clients in the same security.

Breckinridge seeks to address these conflicts in various ways. Our approach is team-based, which helps to ensure overlap in coverage and support. All trading activity is viewable by the trading and portfolio management teams; this provides complete transparency into daily trading in client and proprietary accounts. Using our internal portfolio management and trading system, the team can determine portfolio needs, sales and trade ideas across multiple accounts with our traders’ input on valuation. Additionally, our internal system enables us to complete allocations in a manner that is consistent with internal policy. We also have placed certain trading and allocation restrictions on proprietary accounts and have added reviews of these accounts by Compliance and the Chief Investment Officer.

Since all accounts are managed on a team-basis, portfolio managers' bonuses are not tied to the performance of any single account or strategy; rather, bonuses are based on individual and overall firm performance. In this way, portfolio managers are incentivized to act in the best interests of all clients. Breckinridge does not have any performance fee or soft dollar arrangements, both of which can create further conflicts concerning the management and trading of accounts.

When Breckinridge has identified buy and sell orders in the same or similar security at the same time, Breckinridge will consider cross trades between client accounts. The usage of cross trades creates a conflict as Breckinridge is advising clients on both sides of the transaction. Breckinridge only executes cross trades when certain conditions are met and conducts regular reviews of cross transactions to ensure they have met conditions and best execution objectives. As a matter of policy, IRAs and accounts subject to ERISA or the Investment Company Act of 1940 are excluded from cross transactions. Clients may opt out of cross trading at any time with written notice to Breckinridge.

Breckinridge has trading partners that have, or trading partners with affiliates that have, client accounts managed by us. Since Breckinridge has a business interest in these client relationships, there may be an incentive for Breckinridge to select these dealers over those without such client accounts when placing orders for client portfolios. When selecting dealers for client orders, we do not consider whether Breckinridge receives client referrals from such dealers. Our trading and consultant relations teams are separate. Traders are generally not permitted to consult with the consultant relations team on broker selections. Further, Breckinridge conducts periodic reviews of its trade execution and trading partners to ensure we are meeting our best execution goal.

Employees at Breckinridge may enter into certain personal securities transactions with appropriate approvals. Personal trading activity can cause conflicts with client accounts since employees may hold the same securities as those held in client accounts. To help minimize this conflict, Breckinridge has a general prohibition on the trading of securities that may be eligible for client accounts. Employees also are subject to transactional restrictions and regular reporting requirements, which are detailed in our Code of Ethics.

From time to time, our employees will receive non-cash gifts or business entertainment. Typically, these are tickets to events or occasional meals with vendors. Breckinridge has a policy in place that regulates the acceptance of such items. The policy includes but is not limited to: seeking approval on items over a specific value, submitting reports on certain items and certifying periodically to policy compliance.

COMPENSATION. All members of the portfolio management team receive a compensation and benefits package that includes a base salary and eligibility for bonus and profit sharing. Base salary is determined by at least the following: the role and responsibilities, the person’s experience, and market data for similar jobs. Individual performance and contribution are additional considerations during the annual review process. Bonuses are paid quarterly and are not tied to the performance of any client account or strategy. Each member of the team is also eligible to receive equity options. Our Board of Directors determines the amount of options to issue and, with input from the Executive Committee, the recipients of those options.

City of London Investment Management Company Limited (“CLIM”) CLIM serves as a Specialist Manager for The International Equity Portfolio, The Institutional International Equity Portfolio, The Emerging Markets Portfolio, The Corporate Opportunities Portfolio, The Intermediate Term Municipal Bond Portfolio and The Intermediate Term Municipal Bond II Portfolio. Day-to-day portfolio management of those assets of The International Equity Portfolio and The Institutional International Equity Portfolio allocated to CLIM will be the responsibility of a team led by Michael Edmonds. Day-to-day portfolio management of those assets of The Emerging Markets Portfolio allocated to CLIM will be the responsibility of a team led by Mark Dwyer. Day-to-day portfolio management of those assets of The Corporate Opportunities Portfolio, The Intermediate Term Municipal Bond Portfolio and The Intermediate Term Municipal Bond II Portfolio allocated to CLIM will be the responsibility of a team led by James Millward. For each portfolio, the lead portfolio manager has ultimate responsibility for constructing and managing the portfolio. However, the decision making process is developed as a team, and decisions are generally reached via consensus within the applicable investment team. Each portfolio manager also provides portfolio management for certain other pooled investment vehicles and separately managed accounts. Certain information about these responsibilities is set forth below.

OTHER ACCOUNTS MANAGED — TOTAL

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
James Millward	0	$0	7	$888 million	16	$254 million
Michael Edmonds	0	$0	7	$888 million	16	$254 million
Michael Sugrue	0	$0	7	$888 million	16	$254 million
Mark Dwyer	0	$0	12	$1,414 million	10	$1,102 million

OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
James Millward	0	$0	0	$0	0	$0
Michael Edmonds	0	$0	0	$0	0	$0
Michael Sugrue	0	$0	0	$0	0	$0
Mark Dwyer	0	$0	0	$0	0	$0

CONFLICTS OF INTEREST. The investment management team at CLIM may manage multiple accounts for multiple clients. These accounts may include mutual funds, segregated accounts, non-US collective investment schemes and private funds. Managing multiple funds or accounts may give rise to potential conflicts of interest including, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. CLIM manages potential conflicts between funds or accounts through allocation policies and procedures, internal review processes, and oversight by directors, compliance, and independent third parties. CLIM has developed trade allocation procedures and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

COMPENSATION. CLIM’s compensation and incentive policy for all employees is linked to individual performance, which is determined via an appraisal process. The formal process of performance review takes place annually. At the senior level, CLIM’s Remuneration Committee, which is made up of independent non-executive Directors, considers performance. They consider for their review information gathered via departmental managers and filtered through the Executive Directors, as well as external data which provides an understanding of current salaries and overall compensation packages within the market place. The Board makes recommendations on relevant aspects of compensation, which are passed to the Remuneration Committee for consideration and approval. All intermediate and junior level staff is appraised directly by their line managers, who make salary recommendations for approval by the Executive Directors.

Echo Street Capital Management LLC (“Echo Street”) serves as Specialist Manager for each of The Value Equity Portfolio, The Growth Equity Portfolio and The Institutional U.S. Equity Portfolio. Greg Poole is responsible for making the day-to-day investment decisions for that portion of the Portfolios’ assets assigned to Echo Street. Mr. Poole also provides portfolio management for certain other pooled investment vehicles and separately managed accounts. Certain information about these responsibilities is set forth below.

OTHER ACCOUNTS MANAGED — TOTAL

As of 6/30/2022

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Greg Poole	0	$0	11	$10,502,059,325	8	$1,074,423,612

OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Greg Poole	0	$0	8	$3,315,629,075	2	$216,436,168

CONFLICTS OF INTEREST.

The conflicts of interest encountered by the clients may include those discussed below, though the discussion below is not exhaustive and does not necessarily describe all of the conflicts that may be faced by Echo Street, its affiliates or its other clients.

Echo Street and its affiliates, as applicable, will use its best efforts in connection with the purposes and objectives of the clients and will devote so much of their time and effort to the affairs of the clients as may, in Echo Street’s judgment and its fiduciary duty to the clients, be necessary to accomplish the purposes of the clients. Echo Street, its affiliates and their respective members, directors, officers, employees, agents and representatives (collectively, the “Affiliated Parties”) may conduct any other business, including any business within the securities industry, whether or not such business is in competition with its clients. Without limiting the generality of the foregoing, any of the Affiliated Parties may act as investment adviser or investment manager for others, may manage private investment funds, separate accounts or other forms of capital for affiliated and unaffiliated clients and may serve as an officer, director, manager, member, consultant, partner, shareholder, investor or otherwise interested party of one or more investment funds, partnerships, broker-dealers, investment advisers or public or private companies. The Affiliated Parties, through other investments, including other private investment funds or managed accounts, may also have positions that are opposite to, or otherwise may be contrary to, positions held by the clients.

Some of Echo Street’s clients have different investment objectives and strategies from one another, and Echo Street may in the future advise private investment funds and/or managed accounts with investment objectives and/or strategies that are substantially similar to or different from its existing clients. These private investment funds and/or managed accounts may have different terms, including different fees and liquidity terms. Echo Street’s investment decisions made on behalf of a client may be different than it would be for a similar investment product with a different time horizon or a private investment fund with a similar time horizon but with different investment objectives. Therefore, for example: (i) Echo Street may be short certain securities on behalf of one client when another is long or buying those securities; (ii) Echo Street may enter, hold, or add to long positions in securities of companies on behalf of some but not all clients; (iii) a particular investment may be bought or sold in different amounts and/or at different times for one or some but not all clients, even though it could have been bought or sold for other clients at the same time; (iv) purchases or sales of the same investment may be made for two or more clients on the same date but at different prices as a result of purchase timing; and (v) a particular investment may be bought for one or more clients when one or more other clients are selling the investment.

These positions and actions may adversely affect or benefit certain clients at different times. There can be no assurance that a client will not receive less (or more) of a certain investment than it would otherwise receive if Echo Street did not have a conflict of interest among clients. In effecting transactions, it may not be possible, or consistent with the investment objectives of the various clients of Echo Street to purchase or sell securities at the same time or at the same prices.

From the standpoint of a given client, simultaneous identical portfolio transactions for that client and the other clients may tend to decrease the prices received, and increase the prices required to be paid, by the client for its portfolio sales and purchases. Where less than the maximum desired number of shares of a particular security to be purchased is available at a favorable price, the shares purchased will be allocated among clients in a fair and equitable manner as determined by Echo Street. Further, it may not always be possible or consistent with the investment objectives of the various persons or entities described above and of a client for the same investment positions to be taken or liquidated at the same time or at the same price. All transactions on behalf of clients will be effected consistent with Echo Street’s duty to seek best execution.

As a result of the foregoing, the Affiliated Parties may have conflicts of interest (a) in allocating their time and activity among Echo Street’s clients, (b) in allocating investments among Echo Street’s clients and (c) in effecting transactions for Echo Street’s clients. This conflict of interest is heightened specifically in the circumstances where the Affiliated Parties may have a greater financial interest.

Echo Street is paid performance-based compensation by certain client accounts. Performance-based compensation arrangements may create an incentive for Echo Street to recommend investments which may be riskier or more speculative than under a different arrangement.

Certain client accounts may have higher asset-based fees or more favorable performance-based compensation arrangements than other accounts. Because Echo Street and its investment personnel manage more than one client account, a potential exists for one client account to be favored over another and to provide preferential treatment in terms of time, resources, and investment opportunities to clients that pay Echo Street (and indirectly the Portfolio Manager) a higher fee.

Echo Street does not engage in or maintain an account for proprietary trading itself. The owners and certain employees of Echo Street are personally invested in one or more of Echo Street’s fund clients, which could create an incentive for Echo Street to favor those fund clients over clients in which such persons are not directly invested.

Echo Street has adopted and implemented policies and procedures intended to address conflicts of interest and to ensure all clients are treated fairly. Echo Street seeks to avoid, among other things, investment or trading practices that systematically over time advantage or disadvantage certain client portfolios. If it is determined by Echo Street that it would be appropriate for more than one client to participate in an investment opportunity, Echo Street will seek to execute orders for all of the participating clients on a fair and equitable basis, to the extent practical and in accordance with the applicable clients’ investment strategies. In making allocation decisions, Echo Street will take into account, among other considerations (i) each client’s investment objective and strategies, (ii) each client’s risk profile, (iii) each client’s tax status, (iv) any restrictions placed on a client’s portfolio by the client or by virtue of federal or state law, (v) the size of each client, (vi) the total portfolio invested position, (vii) the nature of the security to be allocated, (viii) the size of the available position, (ix) the supply or demand for a given security at a given price level, (x) current market conditions, (xi) timing of cash flows and account liquidity and (xii) any other information determined to be relevant to the fair allocation of investment opportunities. These factors will all affect the trading instructions for the clients. Orders sent to a particular broker for a particular security for clients within a given investment strategy will generally be aggregated and allocated pro rata. Orders sent to a particular broker for a particular security for clients with different strategies but the same trading instructions will generally be aggregated and allocated pro rata within each strategy. All other orders will be monitored by Echo Street for fair and equitable treatment. Finally, Echo Street’s procedures also require the objective allocation for limited opportunities (such as initial public offerings and private placements) to ensure fair and equitable allocation among accounts. Long only clients do not participate in initial public offerings as they are outside of such clients’ strategy’s investment parameters. These areas are monitored by Echo Street’s Chief Compliance Officer and Chief Operating Officer.

Echo Street has adopted a code of ethics and policies relating to personal trading.

Echo Street provides disclosure of these and other potential conflicts in its Form ADV.

COMPENSATION.

The compensation structure at Echo Street is designed to align the interests of its employees with those of Echo Street’s clients and investors and to foster a strong culture of internal cooperation and intellectual honesty. Echo Street’s investment professionals are compensated based on a combination of the overall Firm performance, senior management’s view of the respective investment professional’s contribution to Firm performance and each investment professional’s less tangible contributions to maintaining the positive culture and excellence of Echo Street.

HC Capital Solutions (“HC Capital”) may at times directly manage a portion of a Portfolio’s investments in ETFs, index futures and forwards designed to obtain broad market exposure. HC Capital is a separate operating division of Hirtle Callaghan & Co., LLC. Mr. Brad Conger, CFA, Mr. Mark Hamilton, Mr. Scott Jacobson, CFA, Mr. Akhil Jain, Mr. Dan McCollum and Mr. Matthew Mead, CFA act as the portfolio managers for each Portfolio. Mr. Conger, Mr. Hamilton, Mr. Jacobson, Mr. Jain, Mr. McCollum and Mr. Mead each also provides oversight of the Specialist Managers providing day-to-day portfolio management for certain other pooled investment vehicles and separately managed accounts, but does not directly provide such day-to-day services to any other accounts or portfolios.

CONFLICTS OF INTEREST. While there are certain conflicts of interest inherent in directly managing one portfolio while providing oversight services to multiple other portfolios, as discussed above, HC Capital believes that the limited nature of the role of managing a Portfolio’s investments in ETFs, index futures and forwards, combined with the policies and procedures adopted by HC Capital, minimizes the potential impact of any such conflicts.

COMPENSATION. Mr. Conger, Mr. Hamilton, Mr. Jacobson, Mr. Jain, Mr. McCollum and Mr. Mead each receives a base salary and an annual bonus, which is at the discretion of the Adviser and is not directly linked to the performance of any one or more accounts.

Jennison Associates LLC (“Jennison”) Jennison serves as a Specialist Manager for The Growth Equity Portfolio and The Institutional U.S. Equity Portfolio. Jennison is organized under the laws of Delaware as a single member limited liability company whose sole member is PGIM, Inc., which is a direct, wholly-owned subsidiary of PGIM Holding Company LLC, which is a direct, wholly-owned subsidiary of Prudential Financial, Inc. Kathleen A. McCarragher, Blair Boyer, Rebecca Irwin and Natasha Kuhlkin, CFA, are the portfolio managers responsible for making day-to-day investment decisions for that portion of these Portfolios allocated to Jennison. Each portfolio manager also provides portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Certain information about these responsibilities is set forth below.

OTHER ACCOUNTS MANAGED — TOTAL

THE GROWTH EQUITY PORTFOLIO

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS*
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Kathleen A. McCarragher	20	$53.0 billion	8	$7.4 billion	10	$1.3 billion
Blair Boyer	16	$51.6 billion	8	$7.3 billion	24	$5.2 billion
Rebecca Irwin	14	$16.7 billion	6	$3.0 billion	4	$269 million
Natasha Kuhlkin, CFA	16	$40.4 billion	11	$7.6 billion	30	$2.3 billion

*	Other Accounts excludes the assets and number of accounts that are managed using model portfolios.

OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS*
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Kathleen A. McCarragher	1	$9.3 billion	0	$0	0	$0
Blair Boyer	1	$9.3 billion	0	$0	0	$0
Rebecca Irwin	0	$0	0	$0	0	$0
Natasha Kuhlkin, CFA	0	$0	0	$0	0	$0

*     Other Accounts excludes the assets and number of accounts that are managed using model portfolios.

THE INSTITUTIONAL U.S. EQUITY PORTFOLIO

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS*
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Kathleen A. McCarragher	20	$53.0 billion	8	$7.4 billion	10	$1.3 billion
Blair Boyer	16	$51.6 billion	8	$7.3 billion	24	$5.2 billion
Rebecca Irwin	14	$16.8 billion	6	$3.0 billion	4	$269 million
Natasha Kuhlkin, CFA	16	$40.4 billion	11	$7.6 billion	30	$2.3 billion

*     Other Accounts excludes the assets and number of accounts that are managed using model portfolios.

OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS*
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Kathleen A. McCarragher	1	$9.3 billion	0	$0	0	$0
Blair Boyer	1	$9.3 billion	0	$0	0	$0
Rebecca Irwin	0	$0	0	$0	0	$0
Natasha Kuhlkin, CFA	0	$0	0	$0	0	$0

*     Other Accounts excludes the assets and number of accounts that are managed using model portfolios.

POTENTIAL CONFLICTS OF INTEREST. Jennison manages accounts with asset-based fees alongside accounts with performance-based fees. This side-by-side management can create an incentive for Jennison and its investment professionals to favor one account over another. Specifically, Jennison has the incentive to favor accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.

Other types of side-by-side management of multiple accounts can also create incentives for Jennison to favor one account over another. Examples are detailed below, followed by a discussion of how Jennison addresses these conflicts.

•	Long only accounts/long-short accounts:

Jennison manages accounts in strategies that hold only long securities positions as well as accounts in strategies that are permitted to sell securities short. As a result, Jennison may hold a long position in a security in some client accounts while selling the same security short in other client accounts. For example, Jennison permits quantitatively hedged strategies to short securities that are held long in other strategies. Additionally, Jennison permits securities that are held long in quantitatively derived strategies to be shorted by other strategies. The strategies that sell a security short held long by another strategy could lower the price for the security held long. Similarly, if a strategy is purchasing a security that is held short in other strategies, the strategies purchasing the security could increase the price of the security held short. By the same token, sales in a long only account can increase the value of a short position while shorting could create an opportunity to purchase a long position at a lower price. As a result, we have conflicts of interest in determining the timing and direction of investments.

•	Multiple strategies:

Jennison may buy or sell, or may direct or recommend that one client buy or sell, securities of the same kind or class that are purchased or sold for another client, at prices that may be different. Jennison may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account, due to differences in investment strategy or client direction. Different strategies effecting trading in the same securities or types of securities may appear as inconsistencies in Jennison’s management of multiple accounts side-by-side.

•	Investments at different levels of an issuer’s capital structure:

To the extent different clients invest across multiple strategies or asset classes, Jennison may invest client assets in the same issuer, but at different levels in the capital structure. Interests in these positions could be inconsistent or in potential or actual conflict with each other.

•	Affiliated accounts/unaffiliated accounts and seeded/nonseeded accounts and accounts receiving asset allocation assets from affiliated investment advisers:

Jennison manages accounts for its affiliates and accounts in which it has an interest alongside unaffiliated accounts. Jennison could have an incentive to favor its affiliated accounts over unaffiliated accounts. Additionally, at times Jennison’s affiliates provide initial funding or otherwise invest in vehicles managed by Jennison. When an affiliate provides “seed capital” or other capital for a fund or account, it may do so with the intention of redeeming all or part of its interest at a particular future point in time or when it deems that sufficient additional capital has been invested in that fund or account. Jennison typically requests seed capital to start a track record for a new strategy or product. Managing “seeded” accounts alongside “non-seeded” accounts can create an incentive to favor the “seeded” accounts to establish a track record for a new strategy or product. Additionally, Jennison’s affiliated investment advisers could allocate their asset allocation clients’ assets to Jennison. Jennison could have an incentive to favor accounts used by its affiliate for their asset allocation clients to receive more assets from the affiliate.

•	Non-discretionary accounts or models:

Jennison provides non-discretionary model portfolios to some clients and manages other portfolios on a discretionary basis. Recommendations for some non-discretionary models that are derived from discretionary portfolios are communicated after the discretionary portfolio has traded. The non-discretionary clients could be disadvantaged if Jennison delivers the model investment portfolio to them after Jennison initiates trading for the discretionary clients. Discretionary clients could be disadvantaged if the non-discretionary clients receive their model investment portfolio and start trading before Jennison has started trading for the discretionary clients.

•	Higher fee paying accounts or products or strategies:

Jennison receives more revenues from (1) larger accounts or client relationships than smaller accounts or client relationships and from (2) managing discretionary accounts than advising non-discretionary models and from

(3) non-wrap fee accounts than from wrap fee accounts and from (4) charging higher fees for some strategies than others. The differences in revenue that Jennison receives could create an incentive for Jennison to favor the higher fee paying or higher revenue generating account or product or strategy over another.

•	Personal interests:

The performance of one or more accounts managed by Jennison’s investment professionals is taken into consideration in determining their compensation. Jennison also manages accounts that are investment options in its employee benefit plans such as its defined contribution plans or deferred compensation arrangements and where its employees may have personally invested alongside other accounts where there is no personal interest. These factors could create an incentive for Jennison to favor the accounts where it has a personal interest over accounts where Jennison does not have a personal interest.

How Jennison Addresses These Conflicts of Interest

The conflicts of interest described above could create incentives for Jennison to favor one or more accounts or types of accounts over others in the allocation of investment opportunities, aggregation and timing of investments. Portfolios in a particular strategy with similar objectives are managed similarly to the extent possible. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tends to minimize the potential for conflicts of interest among accounts within a product strategy. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, individual portfolio manager’s decisions, timing of investments, fees, expenses and cash flows.

Additionally, Jennison has developed policies and procedures that seek to address, mitigate and assess these conflicts of interest.

•	Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly. These policies and procedures address the allocation of limited investment opportunities, such as initial public offerings (IPOs) and new issues, and the allocation of transactions across multiple accounts.

•	Jennison has policies that limit the ability to short securities in portfolios that primarily rely on its fundamental research and investment processes (fundamental portfolios) if the security is held long in other fundamental portfolios.

•	Jennison has adopted procedures to review allocations or performance dispersion between accounts with performance fees and non-performance fee based accounts and to review overlapping long and short positions among long accounts and long-short accounts.

•	Jennison has adopted a code of ethics and policies relating to personal trading.

•	Jennison has adopted a conflicts of interest policy and procedures.

•	Jennison provides disclosure of these conflicts as described in its Form ADV brochure.

COMPENSATION. Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which include portfolio managers and research analysts, and to align the interests of its investment professionals with those of its clients and overall firm results. Jennison recognizes individuals for their achievements and contributions and continues to promote those who exemplify the same values and level of commitment that are hallmarks of the organization.

Jennison sponsors a profit sharing retirement plan for all eligible employees. The contribution to the profit sharing retirement plan for portfolio managers is based on a percentage of the portfolio manager’s total compensation, subject to a maximum determined by applicable law. In addition to eligibility to participate in retirement and welfare plans, senior investment professionals, including portfolio managers and senior research analysts, are eligible to participate in a voluntary deferred compensation program where all or a portion of the cash bonus can be deferred. Participants in the deferred compensation plan are permitted to allocate the deferred amounts among various options that track the gross-of-fee pre-tax performance of accounts or composites of accounts managed by Jennison.

Investment professionals are compensated with a combination of base salary and discretionary cash bonus. Overall firm profitability determines the size of the investment professional compensation pool. In general, the discretionary cash bonus represents the majority of an investment professional’s compensation.

Investment professionals’ total compensation is determined through a process that evaluates numerous qualitative and quantitative factors. Not all factors are applicable to every investment professional, and there is no particular weighting or formula for considering the factors.

The factors reviewed for the portfolio managers are listed below.

The quantitative factors reviewed for the portfolio managers may include:

•	One-, three-, five- year and longer term pre-tax investment performance for groupings of accounts in the same strategy (composite) relative to market conditions, pre-determined passive indices and industry peer group data for the product strategy (e.g., large cap growth, large cap value). Some portfolio managers may manage or contribute ideas to more than one product strategy, and the performance of the other product strategies is also considered in determining the portfolio manager’s overall compensation.

•	The investment professional’s contribution to client portfolio’s pre-tax one-, three-, five-year and longer-term performance from the investment professional’s recommended stocks relative to market conditions, the strategy’s passive benchmarks, and the investment professional’s respective coverage universes.

The qualitative factors reviewed for the portfolio manager may include:

•	The quality of the portfolio manager’s investment ideas and consistency of the portfolio manager’s judgment;

•	Qualitative factors such as teamwork and responsiveness;

•	Individual factors such as years of experience and responsibilities specific to the individual’s role such as being a team leader or supervisor are also factored into the determination of an investment professional’s total compensation; and

•	Historical and long-term business potential of the product strategies.

MacKay Shields LLC (“MacKay”) serves as a Specialist Manager for The Corporate Opportunities Portfolio. Listed below are the portfolio managers responsible for making day-to-day investment decisions for that portion of The Corporate Opportunities Portfolio allocated to MacKay.

THE CORPORATE OPPORTUNITIES PORTFOLIO

OTHER ACCOUNTS MANAGED — TOTAL As of June 30, 2022

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS*
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Stephen Cianci, CFA	7	$3.21 billion	12	$1.81 billion	84	$16.2 billion
Neil Moriarty, III	7	$3.21 billion	12	$1.81 billion	84	$16.2 billion

  *Other Accounts includes two portfolios for which the advisory fee is based upon performance. As of June 30, 2022, the assets under management for these two portfolios was approximately $1.79 billion.

CONFLICTS OF INTEREST – MacKay

MacKay Shields does not favor the interest of one client over another and it has adopted a Trade Allocation Policy designed so that all client accounts will be treated fairly and no one client account will receive, over time, preferential treatment over another.

We maintain investment teams with their own distinct investment process that operate independent of each other when making portfolio management decisions. Certain investment teams consist of Portfolio Managers, Research Analysts, and Traders, while certain other investment teams share Research Analysts and/or Traders. MacKay Shields’ investment teams may compete with each other for the same investment opportunities and/or take contrary positions. At times, two or more of MacKay Shields’ investment teams may jointly manage the assets of a single client portfolio (“Crossover Mandate”). In such instances, the asset allocation decisions will be discussed amongst the various investment teams, but the day-to-day investment decision-making process will typically be made independently by each team for the portion of the Crossover Mandate that team is responsible for managing. Orders within an investment team will typically be aggregated or bunched to reduce the costs of the transactions. Orders are typically not aggregated across investment teams even though there may be orders by separate investment teams to execute the same instrument on the same trading day; provided, however, that orders for the same instrument are typically aggregated across investment teams that are supported by a shared trading desk.

MacKay Shields’ clients have held, and it is expected that in the future they will at times hold, different segments of the capital structure of the same issuer that have different priorities. These investments create conflicts of interest, particularly because MacKay Shields can take certain actions for clients that can have an adverse effect on other clients. For example, certain MacKay Shields clients may hold instruments that are senior or subordinated relative to instruments of the same issuer held by other clients, and any action that the portfolio managers were to take on behalf of the issuer’s senior instrument, for instance, could have an adverse effect on the issuer’s junior instrument held by other clients, and vice versa, particularly in distressed or default situations. To the extent MacKay Shields or any of its employees were to serve on a formal or informal creditor or similar committee on behalf of a client, such conflicts of interest may be exacerbated.

MacKay Shields engages in transactions and investment strategies for certain clients that differ from the transactions and strategies executed on behalf of other clients, including clients that have retained the services of the same investment team. MacKay Shields may make investments for certain clients that they conclude are inappropriate for other clients. For instance, clients within one investment strategy may take short positions in the debt or equity instruments of certain issuers, while at the same time those instruments or other instruments of that issuer are acquired or held long by clients in another investment strategy, or within the same strategy, and vice versa.

Additionally, MacKay Shields’ investment strategies are available through a variety of investment products, including, without limitation, separately managed accounts, private funds, mutual funds and ETFs. Given the different structures of these products, certain clients are subject to terms and conditions that are materially different or more advantageous than available under different products. For example, mutual funds offer investors the ability to redeem from the fund daily, while private funds offer less frequent liquidity. Similarly a client with a separately managed account may have more transparency regarding the positions held in its account than would be available to an investor in a collective investment vehicle. Further, separately managed account clients have the ability to terminate their investment management agreement with little or no notice (subject to the terms of the investment advisory agreement or similar agreement).

As a result of these differing liquidity and other terms, MacKay Shields may acquire and/or dispose of investments for a client either prior to or subsequent to the acquisition and/or disposition of the same or similar securities held by another client. In certain circumstances, purchases or sales of securities by one client could adversely affect the value of the same securities held in another client’s portfolio. In addition, MacKay Shields has caused, and expects in the future to cause, certain clients to invest in opportunities with different levels of concentration or on different terms than that to which other clients invest in the same securities. These differences in terms and concentration could lead to different investment outcomes among clients investing in the same securities. MacKay Shields seeks to tailor its investment advisory services to meet each client’s investment objective, constraints and investment guidelines and MacKay Shields’ judgments with respect to a particular client will at times differ from its judgments for other clients, even when such clients pursue similar investment strategies.

MacKay Shields permits its personnel, including portfolio managers and other investment personnel, to engage in personal securities transactions, including buying or selling securities that it has recommended to, or purchased or sold on behalf of, clients. These transactions raise potential conflicts of interest, including when they involve securities owned or considered for purchase or sale by or on behalf of a client account. MacKay Shields has adopted a Code of Ethics to assist and guide the portfolio managers and other investment personnel when faced with a conflict. MacKay Shields’ services to each client are not exclusive. The nature of managing accounts for multiple clients creates a conflict of interest with regard to time available to serve clients. MacKay Shields and its portfolio managers will devote as much of their time to the activities of each client as they deem necessary and appropriate. Although MacKay Shields strives to identify and mitigate all conflicts of interest, and seeks to treat its clients in a fair and reasonable manner consistent with its fiduciary duties, there may be times when conflicts of interest are not resolved in a manner favorable to a specific client.

Additional material conflicts of interest are presented within Part 2A of MacKay Shields’ Form ADV.

COMPENSATION – MacKay

Salaries are set by reference to a range of factors, taking into account each individual’s seniority and responsibilities and the market rate of pay for the relevant position. Annual salaries are set at competitive levels to attract and maintain the best professional talent. Variable or incentive compensation, both cash bonus and deferred awards, are a significant component of total compensation for portfolio managers at MacKay Shields. Incentive compensation received by portfolio managers is generally based on both quantitative and qualitative factors. The quantitative factors include, but are not limited to: (i) investment performance; (ii) assets under management; (iii) revenues and profitability; and (iv) industry benchmarks. The qualitative factors may include, among others: leadership, adherence to the firm’s policies and procedures, and contribution to the firm’s goals and objectives.

MacKay Shields maintains a mandatory phantom equity plan for those employees who qualify whereby awards vest and pay out after several years, to attract, retain, motivate and reward key personnel. Portfolio managers that participate in the phantom equity plan share in the results and success of the firm as the value of award tracks the operating revenue and operating profit of Mackay Shields. This approach helps to instill a strong sense of commitment towards the overall success of the firm.

MacKay Shields maintains an employee benefit program, including health and non-health insurance and a 401(k) defined contribution plan for all of its employees regardless of their job title, responsibilities or seniority.

Mellon Investments Corporation (formerly BNY Mellon Asset Management North America Corporation) serves as a Specialist Manager for The Value Equity Portfolio, The Growth Equity Portfolio, The Institutional U.S. Equity Portfolio, The Small Capitalization—Mid Capitalization Equity Portfolio, The ESG Growth Portfolio, The Catholic SRI Growth Portfolio, The International Equity Portfolio, The Institutional International Equity Portfolio, The Emerging Markets Portfolio, The Corporate Opportunities Portfolio, The Core Fixed Income Portfolio, The U.S. Government Fixed Income Securities Portfolio, The U.S. Mortgage/Asset Backed

Fixed Income Securities Portfolio and The U.S. Corporate Fixed Income Securities Portfolio. Insight North America LLC, a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”) under common control with Mellon, serves as a Specialist Manager for The Intermediate Term Municipal Bond Portfolio. Below are the portfolio managers responsible for making day-to-day investment decisions for that portion of these Portfolios allocated to Mellon and Insight. Ms. Marlene Walker Smith, Mr. David France, CFA, Mr. Todd Frysinger, CFA, Ms. Vlasta Sheremeta, CFA, Mr. Michael Stoll, Ms. Nancy Rogers, CFA, and Mr. Gregg Lee, CFA also provide portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Daniel Marques, CFA, with Insight, is responsible for the day-to-day management of the Intermediate Term Municipal Bond Portfolio. He also provides portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. The assets listed below are managed utilizing a team approach. Certain information about these responsibilities is set forth below.

VALUE EQUITY PORTFOLIO

GROWTH EQUITY PORTFOLIO

INSTITUTIONAL U.S. EQUITY PORTFOLIO

SMALL CAPITALIZATION—MID CAPITALIZATION EQUITY PORTFOLIO

INTERNATIONAL EQUITY PORTFOLIO

INSTITUTIONAL INTERNATIONAL EQUITY PORTFOLIO

EMERGING MARKETS PORTFOLIO

THE ESG GROWTH PORTFOLIO

THE CATHOLIC SRI GROWTH PORTFOLIO

OTHER ACCOUNTS MANAGED — TOTAL As of June 30, 2022

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Marlene Walker Smith	122	$113,336 million	110	$102,840 million	62	$136,854 million
David France	122	$113,336 million	110	$102,840 million	62	$136,854 million
Todd Frysinger	122	$113,336 million	110	$102,840 million	62	$136,854 million

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Vlasta Sheremeta	122	$113,336 million	110	$102,840 million	62	$136,854 million
Michael Stoll	122	$113,336 million	110	$102,840 million	62	$136,854 million

OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE—As of June 30, 2022

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Marlene Walker Smith	0	$0	0	$0	0	$0
David France	0	$0	0	$0	0	$0
Todd Frysinger	0	$0	0	$0	0	$0
Vlasta Sheremeta	0	$0	0	$0	0	$0
Michael Stoll	0	$0	0	$0	0	$0

THE CORE FIXED INCOME PORTFOLIO

THE U.S. CORPORATE FIXED INCOME SECURITIES PORTFOLIO

THE US GOVERNMENT FIXED INCOME SECURITIES PORTFOLIO

THE US MORTGAGE/ASSET BACKED FIXED INCOME SECURITIES PORTFOLIO

THE CORPORATE OPPORTUNITIES PORTFOLIO

OTHER ACCOUNTS MANAGED — TOTAL As of June 30, 2022

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Nancy Rogers	16	$11,582 million	33	$15,587 million	22	$15,504 million
Gregg Lee	16	$11,582 million	33	$15,587 million	22	$15,504 million

OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Nancy Rogers	0	$0	0	$0	0	$0
Gregg Lee	0	$0	0	$0	0	$0

THE INTERMEDIATE TERM MUNICIPAL BOND PORTFOLIO

OTHER ACCOUNTS MANAGED* — TOTAL As of June 30, 2022

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Daniel Marques	3	$1.06 billion	0	$0	208	$1.3 billion

*	None of these accounts has an advisory fee based on performance.

CONFLICTS OF INTEREST-Mellon.

It is the policy of Mellon Investments Corporation (the “Firm”) to make business decisions free from conflicting outside influences. The Firm’s objective is to recognize potential conflicts of interest and work to eliminate or control and disclose such conflicts as they are identified. The Firm’s business decisions are based on its duty to its clients, and not driven by any personal interest or gain. As an asset manager operating in a number of different jurisdictions with a diverse client base in a variety of strategies, conflicts of interest are inherent. Furthermore, as an indirect subsidiary of The Bank of New York Mellon Corporation (“BNYM”), potential conflicts may also arise between the Firm and other BNYM companies.

The Firm will take steps to provide reasonable assurance that no client or group of clients is advantaged at the expense of any other client. As such, the Firm has adopted a Code of Ethics (the “Code”) and compliance policy manual to address such conflicts. These potential and inherent conflicts include but are not limited to: the allocation of investment opportunities, side by side management, execution of portfolio transactions, brokerage conflicts, compensation conflicts, related party arrangements, personal interests, and other investment and operational conflicts of interest. Our compliance policies are designed to ensure that all client accounts are treated equitably over time. Additionally, the Firm has structured compensation of investment personnel to reasonably safeguard client accounts from being adversely impacted by any potential or related conflicts.

All material conflicts of interest are presented in greater detail within Part 2A of our Form ADV.

COMPENSATION-Mellon.

The firm’s rewards program is designed to be market-competitive and align our compensation with the goals of our clients. This alignment is achieved through an emphasis on deferred awards, which incentivizes our investment personnel to focus on long-term alpha generation.

Our incentive model is designed to compensate for quantitative and qualitative objectives achieved during the performance year. An individual’s final annual incentive award is tied to the firm’s overall performance, the team’s investment performance, as well as individual performance.

Awards are paid in cash on an annual basis; however, some portfolio managers may receive a portion of their annual incentive award in deferred vehicles. Annual incentive as a percentage of fixed pay varies with the profitability of the firm and the product team.

The following factors encompass our investment professional rewards program.

•	Base salary

•	Annual cash incentive

•	Long-Term Incentive Plan

•	Deferred cash for investment in our own products

•	BNY Mellon restricted stock units

Awards for selected senior portfolio managers are based on a two-stage model: an opportunity range based on the current level of business and an assessment of long-term business value. A significant portion of the opportunity awarded is structured and based upon the performance of the portfolio manager’s accounts relative to the performance of appropriate peers, with longer-term performance more heavily weighted.

Parametric Portfolio Associates LLC (“Parametric”.) Parametric serves as a Specialist Manager to The Value Equity Portfolio, The Growth Equity Portfolio, The Institutional U.S. Equity Portfolio, The Small Capitalization-Mid Capitalization Equity Portfolio, The ESG Growth Portfolio, The Catholic SRI Growth Portfolio, The International Equity Portfolio, The Institutional International Equity Portfolio, The Emerging Markets Portfolio, The Core Fixed Income Portfolio, The Corporate Opportunities Portfolio, The U.S. Government Fixed Income Securities Portfolio, The U.S. Corporate Fixed Income Securities Portfolio, The U.S. Government Mortgage/Asset Backed Fixed Income Securities Portfolio, The Intermediate Term Municipal Bond Portfolio and The Intermediate Municipal Bond II Portfolio (the “Portfolios”). Listed below are the portfolio managers responsible for making day-to-day investment decisions for that portion of the Portfolios allocated to Parametric. Messrs. Talmo and Nelson are portfolio managers for the Liquidity Strategy with respect to the Portfolios and provide portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Messrs. Talmo and Nelson are portfolio managers for the Options Overlay Strategy with respect to the Portfolios and provide portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Messrs. Talmo and Nelson are portfolio managers for the Targeted Strategy with respect to the Portfolios and provide portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Mr. Seto is the portfolio manager for the Tax-Managed Custom Core Strategy with respect to The Value Equity Portfolio, The Growth Equity Portfolio, The Small Capitalization—Mid Capitalization Equity Portfolio, The International Equity Portfolio and The Emerging Markets Portfolio. Mr. Seto also provides portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts.

LIQUIDITY STRATEGY: OTHER ACCOUNTS MANAGED — TOTAL* (as of June 30, 2022)

	REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Clint Talmo, CFA	10	$647.31 million	34	$3.40 billion	75	$4.06 billion
Jason Nelson, CFA	10	$647.31 million	34	$3.40 billion	75	$4.06 billion

Note: Parametric utilizes a team-based approach to portfolio management, and each of the portfolio managers listed are jointly and primarily responsible for the management of a portion of the accounts listed in each category.

OPTIONS OVERLAY STRATEGY: OTHER ACCOUNTS MANAGED — TOTAL* (as of June 30, 2022)

	REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Clint Talmo, CFA	12	$948.03 million	34	$3.40 billion	75	$4.06 billion
Jason Nelson, CFA	12	$948.03 million	34	$3.40 billion	75	$4.06 billion

TARGETED STRATEGY:

OTHER ACCOUNTS MANAGED — TOTAL* (as of June 30, 2022)

	REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Clint Talmo, CFA	16	$1.32 billion	34	$3.40 billion	75	$4.06 billion
Jason Nelson, CFA	16	$1.32 billion	34	$3.40 billion	75	$4.06 billion

Note:	Parametric utilizes a team-based approach to portfolio management, and each of the portfolio managers listed are jointly and primarily responsible for the management of a portion of the accounts listed in each category.

TAX-MANAGED CUSTOM CORE STRATEGY:

OTHER ACCOUNTS MANAGED — TOTAL* (as of June 30, 2022)

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Thomas Seto	36	$27.18 billion	7	$1.17 billion	72,069	$169.51 billion

*	None of these accounts has an advisory fee based on performance.

CONFLICTS OF INTEREST. Parametric has a fiduciary obligation to act, at all times, in the best interests of its clients and to make full and fair disclosure of all material facts, particularly where the firm’s interests may conflict with those of a client. Parametric and its employees must provide investment advice and services that are be reasonable, independent, and free of competing interests. Parametric actively monitors its business activities to identify potential and confirmed conflicts of interest; Parametric will implement policies and procedures to properly mitigate such conflicts and will disclose material conflicts to existing and prospective clients. Please see Parametric’s Form ADV Brochure for additional information on the firm’s conflicts of interest.

Conflicts of interest may arise for individual employees as well. To identify and assess potential conflicts of interest, all employees are required to disclose all external and internal potential conflicts of interest including, but not limited to:

•	Outside business activities

•	Related persons employed in the securities industry

•	Board membership

•	Any relationships with public companies

Parametric anticipates that, in appropriate circumstances and consistent with the client’s investment objectives, it will cause accounts over which Parametric has management authority to recommend the purchase or sale of securities in which Parametric and/or its other clients, directly or indirectly, have a position or interest. From time to time, Parametric or its affiliates may also recommend to investment advisory clients or prospective clients the purchase or sale of mutual funds in which Parametric receives a sub-advisory fee. Subject to satisfying Parametric’s Code of Ethics policy and applicable laws, officers, directors and employees of Parametric may trade for their own accounts in securities that are recommended to and/or purchased for their clients.

Parametric’s Code of Ethics is designed to reasonably address conflicts of interest between Parametric and its clients and to ensure that the activities, interests and relationships of employees will not interfere with making decisions in the best interest of advisory clients. Employees must disclose all securities holdings to Compliance within 10 days of becoming an employee of Parametric and annually thereafter, or as requested by Compliance. Compliance monitors employee trading to reasonably ensure that employees have complied with the restrictions outlined in the Code of Ethics, and to verify that employees are not taking advantage of their inside position.

COMPENSATION. Parametric believes that its compensation packages, which are described below, are adequate to attract and retain high-caliber professional employees. Please note that compensation for investment professionals is not based directly on Fund performance or the assets in the Fund, but rather on the overall performance of responsibilities. In this way, the interests of portfolio managers are aligned with the interests of Fund shareholders without providing incentive to take undue or insufficient investment risk. It also removes a potential motivation for fraud. Parametric is a subsidiary of Morgan Stanley. Violations of Parametric’s or Morgan Stanley’s policies would be a contributing factor when evaluating an employee’s discretionary bonus.

Compensation of Parametric has the following components:

(1)	a base salary

(2)	Discretionary bonus

·	This bonus may be paid in cash, or for those who meet the eligibility for deferred compensation, may be paid in a combination of cash and deferred awards that may include Morgan Stanley restricted stock and Deferred Cash awards.

·	Deferred awards vest after 3 years.

Parametric employees also receive certain retirement, health and welfare insurance and other benefits that are broadly available to Morgan Stanley employees. Compensation of employees is reviewed on an annual basis. Considerations for adjustments in base salary and bonus decisions are typically paid and/or put into effect at, or shortly after, the firm’s fiscal year-end.

The firm also maintains the following arrangements:

•	Employment contracts for key investment professionals and senior leadership.

•	Notice and Non-Solicit agreements for Managing Directors and Executive Directors of the company.

Method to Determine Compensation

Parametric seeks to compensate investment professionals commensurate with responsibilities and performance while remaining competitive with other firms within the investment management industry.

Compensation is also influenced by the operating performance of Parametric and Morgan Stanley. While the salaries of investment professionals are comparatively fixed, variable compensation in the form of bonuses may fluctuate from year-to-year, based on changes in financial performance and other factors. Parametric also offers opportunities to move within the organization, as well as incentives to grow within the organization by promotion.

Additionally, Parametric participates in compensation surveys that benchmark salaries against other firms in the industry. This data is reviewed, along with a number of other factors, so that compensation remains competitive with other firms in the industry.

RBC Global Asset Management (UK) Limited (“RBC GAM”). RBC GAM serves as Specialist Manager for The ESG Growth Portfolio. RBC GAM is a wholly owned subsidiary of Royal Bank of Canada (“RBC”). Habib Subjally is primarily responsible for the day-to-day management of the portion of the assets of The ESG Growth Portfolio allocated to RBC GAM. These individuals also provide portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Certain information about these responsibilities is set forth below.

THE ESG GROWTH PORTFOLIO

OTHER ACCOUNTS MANAGED — TOTAL* (as of 6/30/2022)

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Habib Subjally	1	$498 million	6	$12,353 million	14	$3,759 million

*	None of these accounts has an advisory fee based on performance.

CONFLICTS OF INTEREST.

A portfolio manager’s compensation package may give rise to potential conflicts of interest. The management of multiple funds and accounts may give rise to potential conflicts of interest, for example, if the funds and accounts have different objectives, benchmarks, investment horizons and fees, or if they have overlapping objectives, benchmarks and time horizons. A portfolio manager may be required to allocate time and investment ideas across multiple funds and accounts. RBC GAM has adopted policies and procedures designed to address these potential conflicts, including trade allocation policies and a code of ethics.

COMPENSATION.

RBC GAM’s compensation program for investment management personnel is comprised of three elements:

•	Base Salary

•	Annual Discretionary Bonus

•	Profit Sharing Plan (for senior investment staff only)

For junior members of the team (both portfolio managers and analysts) the compensation package comprises of Base Salary and Annual Discretionary Bonus only.

•	Annual Discretionary Bonus – All employees who are eligible for discretionary bonus are graded on a scale. This score is a combination of quantitative and qualitative assessments as appropriate. The quantitative component is calculated using an algorithm that tracks results for specific responsibilities in investment management against agreed upon success thresholds. The qualitative component is based on RBC GAM’s review of results produced over the year and the degree to which the individual exhibits attitudes and behaviors consistent with RBC GAM’s reputation, culture and goals, including investment success and growth.

•	Profit Sharing Plan (PSP) – Only senior investment staff may be eligible to participate in the PSP. The pool is calculated quarterly as a predetermined percentage of pre-tax earnings. PSP units are reviewed annually and approved by the CIO and CEO at the beginning of each fiscal year. The number of units held by each individual does not normally change during the year.

•	Deferral- Consistent with best practices, a portion of the variable compensation (Annual Discretionary Bonus and PSP) for senior staff is subject to a 3-year mandatory deferral. Based on variable compensation thresholds, deferral rates of 25% to 40% apply. This deferral amount is payable at the end of three years, provided the employee remains in good standing with the company.

RhumbLine Advisers (“RhumbLine”) serves as a Specialist Manager for The Institutional U.S. Equity Portfolio and The Institutional International Equity Portfolio. RhumbLine is a Massachusetts limited partnership with its principal office in Boston, Massachusetts and is an employee-owned firm. RhumbLine has been registered with the Securities and Exchange Commission as an investment adviser since 1990. RhumbLine provides passive (i.e. index-based) portfolio management services to institutional investors. Advisory services are tailored to the individual needs of the Client. RhumbLine provides customized discretionary management services utilizing an indexed approach to investing. As of June 30,2022, RhumbLine had approximately $81 billion in assets under management. Listed below are the portfolio managers responsible for making day-to-day investment decisions for those portions of the Portfolios allocated to RhumbLine.

THE INSTITUTIONAL U.S. EQUITY PORTFOLIO

OTHER ACCOUNTS MANAGED — TOTAL As of June 30, 2022

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Alex Ryer, CFA	2	$3.216 billion	1	$748 million	55	$16.326 billion
Julie Lind	2	$3.216 billion	9	$5.837 billion	82	$24.258 billion
Jeff Kusmierz	2	$3.216 billion	5	$5.204 billion	92	$12.760 billion
Antonio Ballestas	2	$3.216 billion	0	$0	81	$7.699 billion
Andrew Zagarri, CFA	2	$3.216 billion	0	$0	74	$5.373 billion

THE INSTITUTIONAL INTERNATIONAL EQUITY PORTFOLIO

OTHER ACCOUNTS MANAGED — TOTAL As of June 30, 2022

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Alex Ryer, CFA	2	$3.216 billion	1	$748 million	55	$16.326 billion
Julie Lind	2	$3.216 billion	9	$5.837 billion	82	$24.258 billion
Jeff Kusmierz	2	$3.216 billion	5	$5.204 billion	92	$12.760 billion
Antonio Ballestas	2	$3.216 billion	0	$0	81	$7.699 billion
Andrew Zagarri, CFA	2	$3.216 billion	0	$0	74	$5.373 billion

CONFLICTS OF INTEREST. The RhumbLine portfolio managers may manage multiple accounts for multiple clients. In addition to the Funds, these accounts may include separate accounts, pooled investment trusts, and other types of investment funds. Managing multiple accounts may give rise to potential conflicts of interest including, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. RhumbLine manages potential conflicts among funds or other accounts through its allocation policy of investment opportunities and trades and internal review processes. RhumbLine processes are designed to ensure that no one client, regardless of type, is favored at the expense of another.

Different account guidelines and/or differences within particular investment strategies may lead to the use of different investment practices for portfolios with a similar investment strategy. RhumbLine will not purchase or sell the same instruments at the same time or in the same direction (particularly if different accounts have different strategies), or in the same proportionate amounts for all eligible accounts (particularly if different accounts have materially different amounts of capital under management, different amounts of investable cash available, different investment restrictions, or different risk tolerances). As a result, although RhumbLine manages numerous accounts and/or portfolios with similar or identical investment objectives or may manage accounts with different objectives that trade in the same instruments, the portfolio decisions relating to these accounts, and the performance resulting from such decisions, may differ from account to account. RhumbLine may, from time to time, implement new trading strategies or participate in new trading strategies for some but not all accounts, including the Fund.

As a passive index manager, RhumbLine never allocates share amounts. Our trade amounts are always transmitted to brokers at the individual account level and the corresponding fills are confirmed back at the account level. We never reallocate share amounts or aggregate trades across accounts. However, under certain circumstances, RhumbLine may request that the broker aggregate the execution price of trades for different client accounts if we determine that aggregation will be in their best interest. For example, if a constituent security is added to or deleted from an index, an aggregate order may be requested. In such cases, the trades are allocated by the executing brokers using an average price so that all accounts are treated fairly.

RhumbLine and the portfolio managers may also face a conflict of interest where some accounts pay higher fees to RhumbLine than others, as they may have an incentive to favor accounts with the potential for greater fees. For instance, the entitlement to a performance fee in managing one or more accounts may create an incentive for RhumbLine to favor these accounts over those that have only fixed asset-based fees, such as the Fund with respect to areas such as trading opportunities and trade allocation.

Since RhumbLine endeavors at all times to put the interest of its clients first as part of its fiduciary duty as a registered investment advisor, it takes the following steps to address these conflicts: (1) disclose to clients the existence of material conflicts of interest; (2) manage to each client’s investment objective and other investment parameters; and (3) conduct regular reviews of client accounts to verify that investments are in-line with the client’s investment guidelines and consistent with the client’s investment objective.

COMPENSATION. RhumbLine has a three prong compensation structure that allows us to attract and retain high quality investment professionals. All RhumbLine employees are paid a competitive salary and employees are eligible to receive a semi-annual performance incentive based upon job performance and the successful growth of the firm’s revenues by asset growth and/or client/account growth. Within the investment group, tracking within client specific guidelines is a component of job performance. RhumbLine reviews the tracking error of each client portfolio over both the long and short term period on a monthly basis.

In addition, key RhumbLine employees may be awarded equity ownership and/or profits interest in the firm. These awards are typically based on the employee’s contribution, years of service and other relevant accomplishments. This equity/profits ownership program not only allows the managing partners to recognize an individual’s contribution, it also broadens and diversifies the ownership, maintains a competitive overall compensation structure and keeps our focus closely aligned with our clients’ interests.

Wellington Management Company LLP — (“Wellington Management”) serves as the Specialist Manager for The Institutional U.S. Equity Portfolio. Wellington Management is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, MA 02210. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of June 30, 2022, Wellington

Management and its investment advisory affiliates had investment management authority with respect to approximately $1,190 billion in assets.

Listed below is the portfolio manager responsible for making day-to-day investment decisions for The Institutional U.S. Equity Portfolio.

Bradford D. Stoesser, Senior Managing Director and Global Industry Analyst of Wellington Management, has served as Portfolio Manager of The Institutional U.S. Equity Portfolio since February, 2020. Mr. Stoesser joined Wellington Management as an investment professional in 2005.

Mr. Stoesser also provides portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Certain information about these responsibilities, as of June 30, 2022, is set forth below.

THE INSTITUTIONAL U.S. EQUITY PORTFOLIO

OTHER ACCOUNTS MANAGED — TOTAL

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER OF ACCOUNTS	TOTAL ASSETS	NUMBER OF ACCOUNTS	TOTAL ASSETS	NUMBER OF ACCOUNTS	TOTAL ASSETS
Bradford D. Stoesser	14	$2,119 million	40	$913 million	68	$1,389 million

OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER OF ACCOUNTS	TOTAL ASSETS	NUMBER OF ACCOUNTS	TOTAL ASSETS	NUMBER OF ACCOUNTS	TOTAL ASSETS
Bradford D. Stoesser	2	$45 million	6	$109 million	8	$392 million

CONFLICTS OF INTERESTS. Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Portfolio’s manager listed in the Prospectus who is primarily responsible for the day-to-day management of the Portfolio (“Portfolio Manager”) generally manages accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Portfolio. The Portfolio Manager makes investment decisions for each account, including the Portfolio, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Manager may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the relevant Portfolio and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Portfolio.

A Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Portfolio, or make investment decisions that are similar to those made for the Portfolio, which have the potential to adversely impact the Portfolio depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, the Portfolio Manager may purchase the same security for the Portfolio and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Portfolio’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Portfolios. Mr. Stoesser also manages accounts which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Portfolio Manager is tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the Portfolio Manager. Finally, the Portfolio Manager may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

COMPENSATION. Wellington Management receives a fee based on the assets under management of the Portfolio as set forth in the Investment Subadvisory Agreement between Wellington Management and HC Capital Trust on behalf of the Portfolio. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Portfolio. The following information is as of June 30, 2022.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Portfolio’s manager listed in the prospectus who is primarily responsible for the day-to-day management of the Portfolio (“Portfolio Manager”) includes a base salary and incentive components. The base salary for each Investment Professional who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. The Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Portfolio managed by the Portfolio Manager and generally each other account managed by such Portfolio Manager. The Portfolio Manager’s incentive payment relating to the relevant Portfolio is linked to the gross pre-tax performance of the portion of the Portfolio managed by the Portfolio Manager compared to the benchmark index and/or peer group identified below over one, three and five year periods, with an emphasis on five year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Portfolio Manager, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Manager may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Mr. Stoesser is a Partner.

Portfolio	Benchmark Index and/or Peer Group for Incentive Period
The Institutional U.S. Equity Portfolio	DJ US Select RESI Index

XY Investments (HK) Ltd. (“XY Investments”) serves as a Specialist Manager of The Emerging Markets Portfolio. XY Investments is an indirect wholly-owned subsidiary of XY Investments LLC, a Shanghai, China based Asset Manager regulated by the Asset Management Association of China (AMAC). XY Investments is headquartered at 181 Queen’s Road Central, 7/F, Grand Millennium Plaza, Low Block, Unit 746, Central, Hong Kong. The firm is regulated by the Securities and Futures Commission of Hong Kong and the United States Securities and Exchange Commission. Founded in 2014, XY Investments has approximately US$800 million in assets under management as of June 30, 2022.

Listed below, as of June 30, 2022 are the portfolio managers responsible for making day-to-day investment decisions for The Emerging Markets Portfolio.

OTHER ACCOUNTS MANAGED — TOTAL

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Cindy Zhou	0	$0	33	$792 million	0	$0
Tony Tang	0	$0	33	$792 million	0	$0

OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Cindy Zhou	0	$0	33	$792 million	0	$0
Tony Tang	0	$0	33	$792 million	0	$0

CONFLICTS OF INTERESTS.

Conflicts of interest may arise in the allocation of investment opportunities among the Fund and other accounts. An account may potentially receive favorable treatment for a variety of reasons, including frequency of trading or accounts of affiliated companies. XY Investments has adopted policies and procedures to mitigate the effects of each of these conflicts.

COMPENSATION.

The compensation program is designed to align the interests of XY with the interests of clients by recruiting and retaining top candidates and performing employees and creating incentives to enhance long-term success.

Compensation of staff includes a fixed base salary, a variable bonus and contribution to the firm’s retirement plan via investments into XY-managed products.

All staff participate in the variable bonus and deferral plan component which is based upon a percentage of net profit. Each professional’s participation in the variable bonus and deferral plan is based upon many factors, including but not limited to, performance of the strategy managed, revenue derived, contribution to the development and execution of investment philosophy and process.

Compensation is ultimately determined by the Chief Executive Officer’s office in consultation with the Partners.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS. As noted in the Prospectus, each Portfolio will distribute substantially all of its net investment income and net realized capital gains, if any. The Value Equity Portfolio, The Growth Equity Portfolio, The Institutional U.S. Equity Portfolio, The Small Capitalization—Mid Capitalization Equity Portfolio, The Corporate Opportunities Portfolio, The ESG Growth Portfolio and the Catholic SRI Growth Portfolio will declare and distribute dividends from net investment income on a quarterly basis. The International Equity Portfolio and The Institutional International Equity Portfolio will declare dividends semi-annually. The Emerging Markets Portfolio will declare dividends annually. Income dividends on each of the Income Portfolios are paid monthly. Capital gains for all Portfolios, if any, are distributed at least annually. The Trust expects to distribute any undistributed net investment income and capital gains for the 12-month period ended each October 31, on or about December 31 of each year.

TAX INFORMATION. The following summarizes certain additional tax considerations generally affecting the Portfolios and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Portfolios or their shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisor with specific reference to their own tax situations.

The discussions of the federal tax consequences in the Prospectus and this Additional Statement are based on the Internal Revenue Code of 1986, as amended (the “Code”) and the laws and regulations issued thereunder as in effect on the date of this Additional Statement. Future legislative or administrative changes or court decisions may significantly change the statements included herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

TAX TREATMENT OF THE PORTFOLIOS. Each Portfolio of the Trust will be treated as a separate corporate entity under the Code and has elected to qualify each year as a RIC. A Portfolio that qualifies as a RIC under Subchapter M of the Code will not be subject to federal income taxes on the net investment income and net realized capital gains that the Portfolio timely distributes to the Portfolio’s shareholders, provided that for each tax year, a Portfolio (i) meets the requirements to be treated as a RIC (as discussed below) and (ii) distributes an amount at least equal to the sum of 90% of the Portfolio’s investment company taxable income for such year (including, for this purpose, the excess of net realized short-term capital gains over net long-term capital losses) computed without regard to the dividends-paid deduction and 90% of its net tax-exempt income for such year (the “Distribution Requirement”). The first requirement for RIC qualification is that the Portfolio must receive at least 90% of the Portfolio’s gross income each year from “qualifying income” (the “90% Test”). Qualifying income includes dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to the Portfolio’s business of investing in stock, securities, and foreign currencies, and net income derived from interests in qualified publicly traded partnerships. Income and gains from transactions in commodities such as precious metals and minerals will not qualify as income from “securities” for purposes of the 90% Test. A second requirement for qualification as a RIC is that a Portfolio must diversify its holdings so that, at the end of each quarter of the Portfolio’s taxable year: (a) at least 50% of the market value of the Portfolio’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with these other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Portfolio’s total assets or 10% of the outstanding voting securities of such issuer; and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers which the Portfolio controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Asset Test”).

If a Portfolio fails to satisfy the 90% Test or the Asset Test in any taxable year, the Portfolio may be eligible for relief provisions if the failure is due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to the failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Asset Test where a Portfolio corrects the failure within a specified period of time. In order to be eligible for the relief provisions with respect to a failure to meet the Asset Test, a Portfolio may be required to dispose of certain assets. If these relief provisions were not available to a Portfolio and it were to fail to qualify for treatment as a RIC for a taxable year, all of its taxable income would be subject to tax at the corporate income tax rate without any deduction for distributions to shareholders. Under such circumstances, Portfolio distributions (including capital gains distributions) generally would be taxable as ordinary income dividends to its shareholders, subject to the dividends-received deduction for corporate shareholders and lower tax rates on qualified dividend income received by noncorporate shareholders, if certain requirements are met. To requalify for treatment as a RIC in a subsequent taxable year, the Portfolio would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the Portfolio failed to qualify for tax treatment as a RIC. If a Portfolio fails to qualify as a RIC for a period longer than two taxable years, it would generally be required to pay a Portfolio -level tax on certain net built-in gains recognized with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a RIC in a subsequent year.

If a Portfolio meets the Distribution Requirement but retains some or all of its income or gains, it will be subject to federal income tax to the extent any such income or gains are not distributed (less any available capital loss carryovers). The Portfolio may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Portfolio on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be required to increase their tax basis, for federal income tax purposes, in their shares in the Portfolio by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.

The Portfolio may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Portfolio’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Portfolio distributions for any calendar year (see “Tax Treatment of Distributions” below). A “qualified late year loss” includes: (i) any net capital loss incurred after October 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or any net short-term capital loss incurred after October 31 of the current taxable year (“post-October capital losses”), and (ii) the sum of (1) the excess, if any, of (a) specified losses incurred after October 31 of the current taxable year, over (b) specified gains incurred after October 31 of the current taxable year and (2) the excess, if any, of (a) ordinary losses incurred after December 31 of the current taxable year, over (b) the ordinary income incurred after December 31 of the current taxable year. The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary income” mean other ordinary losses and income that are not described in the preceding sentence.

Each Portfolio will generally be subject to a nondeductible 4% federal excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year an amount at least equal to 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income, for the one-year period ending on October 31 of such year, plus certain other amounts. Each Portfolio intends to make sufficient distributions, or deemed distributions, to avoid imposition of the excise tax but can make no assurances that all such tax liability will be eliminated.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, a Portfolio may carry net capital losses from any taxable year forward to offset capital gains in future years. Net capital loss, the excess of the Portfolio’s net short-term capital losses over its net long-term capital gains, is treated as a short-term capital loss arising on the first day of such Portfolio’s next taxable year, and the excess (if any) of the Portfolio’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Portfolio’s next taxable year. Such losses can be carried forward indefinitely to offset capital gains, if any, in years following the year of the loss. Generally, the Portfolio may not carry forward any losses other than net capital losses. Under certain circumstances, the Portfolio may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.

Each Portfolio intends to distribute substantially all its net investment income and net realized capital gains to shareholders, at least annually. The distribution of net investment income and net realized capital gains will be taxable to Portfolio shareholders regardless of whether the shareholder elects to receive these distributions in cash or in additional shares.

TAX TREATMENT OF DISTRIBUTIONS. The Portfolio receives ordinary income generally in the form of dividends and/or interest on its investments. The Portfolio may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Portfolio, constitutes the Portfolio’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Portfolio’s earnings and profits and a portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates.

The Portfolio may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Portfolio. Any net short-term or long-term capital gain realized by the Portfolio (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Portfolio.

Ordinary income dividends reported by the Portfolio to shareholders as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain provided certain holding period requirements are met. Qualified dividend income means dividends paid to a Portfolio (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Income derived from investments in derivatives, fixed income securities, U.S. REITs, PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income. If the qualifying dividend income received by the Portfolio is equal to or greater than 95% of the Portfolio’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Portfolio will be qualifying dividend income.

Distributions by the Portfolio that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Portfolio shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Portfolio shares. Return of capital distributions can occur for a number of reasons including, among others, the Portfolio over-estimates the income to be received from certain investments such as those classified as partnerships or equity real estate investment trusts.

For corporate shareholders, a portion of the dividends paid by the Portfolio may qualify for the 50% corporate dividends-received deduction. The portion of dividends paid by the Portfolio that so qualifies will be reported by the Portfolio to shareholders each year and cannot exceed the gross amount of dividends received by the Portfolio from U.S. corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both the Portfolio and the investor. Income derived by the Portfolio from investments in derivatives, fixed income and foreign securities generally is not eligible for this treatment.

Under the TCJA “qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are treated as eligible for a 20% deduction by noncorporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). A Fund may choose to report the special character of “qualified REIT dividends” to its shareholders. The amount of a RIC’s dividends eligible for the 20% deduction for a taxable year is limited to the excess of the RIC’s qualified REIT dividends for the taxable year over allocable expenses. A noncorporate shareholder receiving such dividends would treat them as eligible for the 20% deduction, provided the shareholder meets certain holding period requirements for its shares in the RIC (i.e., generally, RIC shares must be held by the shareholder for more than 45 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend with respect to such dividend).

TAX TREATMENT OF DISTRIBUTIONS BY THE SHORT-TERM MUNICIPAL BOND PORTFOLIO, THE INTERMEDIATE TERM MUNICIPAL BOND PORTFOLIO, AND THE INTERMEDIATE TERM MUNICIPAL BOND II PORTFOLIO – TAX-EXEMPT INTEREST. The Portfolios above intend to qualify each year to pay exempt-interest dividends by satisfying the requirement that at the close of each quarter of the Portfolio’s taxable year at least 50% of the Portfolio’s total assets consists of municipal securities, which are exempt from federal income tax. Distributions from the Portfolios will constitute exempt-interest dividends to the extent of the Portfolio’s tax-exempt interest income (net of allocable expenses and amortized bond premium). Exempt-interest dividends distributed to shareholders of the Portfolios are excluded from gross income for federal income tax purposes. However, shareholders required to file a federal income tax return will be required to report the receipt of exempt-interest dividends on their returns. Moreover, while exempt-interest dividends are excluded from gross income for federal income tax purposes, they may be subject to alternative minimum tax (“AMT”) in certain circumstances and may have other collateral tax consequences.

Any gain or loss from the sale or other disposition of a tax-exempt security generally is treated as either long-term or short-term capital gain or loss, depending upon its holding period, and is fully taxable. However, gain recognized from the sale or other disposition of a tax-exempt security purchased after April 30, 1993, will be treated as ordinary income to the extent of the accrued market discount on such security. Distributions by the Portfolio of ordinary income and capital gains will be taxable to shareholders as discussed above.

AMT is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum rate of 28% for non-corporate taxpayers on the excess of the taxpayer’s alternative minimum taxable income (“AMTI”) over an exemption amount. Exempt-interest dividends derived from certain “private activity” municipal securities issued after Aug. 7, 1986 generally will constitute an item of tax preference includable in AMTI. However, tax-exempt interest on private activity bonds issued in 2009 and 2010 is not an item of tax preference for purposes of the AMT.

Exempt-interest dividends must be taken into account in computing the portion, if any, of social security or railroad retirement benefits that must be included in an individual shareholder’s gross income subject to federal income tax. Further, a shareholder of the Portfolio is denied a deduction for interest on indebtedness incurred or continued to purchase or carry shares of the Portfolio. Moreover, a shareholder who is (or is related to) a “substantial user” of a facility financed by industrial development bonds held by the Portfolio will likely be subject to tax on dividends paid by the Portfolio which are derived from interest on such bonds. Receipt of exempt-interest dividends may result in other collateral federal income tax consequences to certain taxpayers, including financial institutions, property and casualty insurance companies and foreign corporations engaged in a trade or business in the United States.

To the extent that exempt-interest dividends are derived from interest on obligations of a state or its political subdivisions, or from interest on qualifying US territorial obligations (including qualifying obligations of Puerto Rico, the US Virgin Islands, and Guam), they also may be exempt from that state’s personal income taxes. Most states do not grant tax-free treatment to interest on state and municipal securities of other states.

Failure of the issuer of a tax-exempt security to comply with certain legal or contractual requirements relating to a municipal security could cause interest on the municipal security, as well as Portfolio distributions derived from this interest, to become taxable, perhaps retroactively to the date the municipal security was issued. In such a case, the Portfolio may be required to report to the IRS and send to shareholders amended Forms 1099 for a prior taxable year in order to report additional taxable income. This, in turn, could require shareholders to file amended federal and state income tax returns for such prior year to report and pay tax and interest on their pro rata share of the additional amount of taxable income.

TAX TREATMENT OF CERTAIN DEBT INSTRUMENTS. Gain recognized on the disposition of a debt obligation purchased by a portfolio at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the portfolio held the debt obligation unless the portfolio made a current inclusion election to accrue market discount into income as it accrues. If a portfolio purchases a debt obligation (such as a zero-coupon security or payment-in-kind security) that was originally issued at a discount, the portfolio generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore, a portfolio’s investment in such securities may cause the portfolio to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a portfolio may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of portfolio shares.

Tax rules are not entirely clear about issues such as whether and to what extent a portfolio should recognize market discount on a debt obligation, when a portfolio may cease to accrue interest, original issue discount or market discount, when and to what extent a portfolio may take deductions for bad debts or worthless securities and how a portfolio should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a portfolio in order to ensure that it distributes sufficient income to preserve its status as a RIC.

Adjustments for inflation to the principal amount of an inflation-protected U.S. Treasury bond held by a portfolio may be included for tax purposes in the portfolio’s gross income, even though no cash attributable to such gross income has been received by the portfolio. In such event, the portfolio may be required to make annual distributions to shareholders that exceed the cash it has otherwise received. In order to pay such distributions, the portfolio may be required to raise cash by selling portfolio investments. The sale of such investments could result in capital gains to the portfolio and additional capital gain distributions to portfolio shareholders. In addition, adjustments during the taxable year for deflation to an inflation-indexed bond held by a portfolio may cause amounts previously distributed in the taxable year as income to be characterized as a return of capital.

TAX MATTERS RELATING TO THE USE OF CERTAIN INSTRUMENTS AND FOREIGN INVESTMENTS. Certain of the Portfolios may write, purchase or sell certain options, futures and foreign currency contracts. Such transactions are subject to special tax rules that may affect the amount, timing and character of distributions to shareholders. Unless a Portfolio is eligible to make, and makes, a special election, any such contract that is a “Section 1256 contract” will be “marked-to-market” for Federal income tax purposes at the end of each taxable year, i.e., each contract will be treated for tax purposes as though it had been sold for its fair market value on the last day of the taxable year.

In general, option premiums received by a Portfolio are not immediately included in the income of the Portfolio. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Portfolio transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by the Portfolio is exercised and the Portfolio sells or delivers the underlying stock, the Portfolio generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Portfolio minus (b) the Portfolio’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the Portfolio pursuant to the exercise of a put option written by it, the Portfolio generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of the Portfolio’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the Portfolio is greater or less than the amount paid by the Portfolio (if any) in terminating the transaction. Thus, for example, if an option written by a Portfolio expires unexercised, the Portfolio generally will recognize short-term gain equal to the premium received.

Certain covered call writing activities of the Portfolio may trigger the U.S. federal income tax straddle rules of section 1092 of the Code, requiring that losses be deferred and holding periods be tolled on offsetting positions in options and stocks deemed to constitute substantially similar or related property. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or fail to qualify for the 50% dividends-received deduction, as the case may be.

The tax treatment of certain futures contracts entered into by a Portfolio as well as listed non-equity options written or purchased by the Portfolio on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by Section 1256 of the Code (“Section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any Section 1256 contracts held by the Portfolio at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

Certain of a Portfolio’s investments in derivatives and foreign currency-denominated instruments, and the Portfolio’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a Portfolio’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Portfolio could be required to make distributions exceeding book income to qualify as a regulated investment company. If a Portfolio’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the Portfolio’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Under the Code, dividends or gains derived by a Portfolio from any investment in a “passive foreign investment company” or “PFIC” — a foreign corporation 75% or more of the gross income of which consists of interest, dividends, royalties, rents, annuities or other “passive income” or 50% or more of the assets of which produce “passive income” — may subject a Portfolio to U.S. federal income tax even with respect to income distributed by the Portfolio to its shareholders. In order to address the tax consequences described above, those Portfolios authorized to invest in foreign securities will report investments in PFICs, or will elect mark-to-market or flow-through treatment for PFIC investments which will in many cases require the Portfolios to recognize ordinary income each year with respect to those investments.

The tax principles applicable to transactions in financial instruments and futures contracts and options that may be engaged in by a Portfolio, and investments in PFICs, are complex and, in some cases, uncertain. Such transactions and investments may cause a Portfolio to recognize taxable income prior to the receipt of cash, thereby requiring the Portfolio to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid portfolio-level tax.

INVESTMENTS IN REAL ESTATE INVESTMENT TRUSTS. A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to a portfolio will be treated as long-term capital gains by the portfolio and, in turn, may be distributed by the portfolio to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. An equity U.S. REIT, and in turn a Portfolio, may distribute excess cash to shareholders in the form of a return of capital distribution. Any return of capital will reduce a shareholder’s tax basis in portfolio shares and, to the extent such basis is exceeded, will generally give rise to capital gains. If a U.S. REIT fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at the applicable corporate income tax rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders, like the Portfolio, as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits.

An investment by a Portfolio in a non-U.S. REIT may subject the Portfolio, directly or indirectly, to corporate taxes, withholding taxes (which may be reduced or eliminated under certain tax treaties), transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. A portfolio’s pro rata share of any such taxes will reduce the portfolio’s return on its investment. A portfolio’s investment in a non-U.S. REIT may be considered an investment in a PFIC. Additionally, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties.

The Institutional U.S. Equity Portfolio may invest in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”) or which are, or have certain wholly-owned subsidiaries that are “taxable mortgage pools”. Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of the Portfolio’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or, possibly, equity interests in a taxable mortgage pool (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a RIC, such as The Institutional U.S. Equity Portfolio, will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (such as a government or governmental agency, a tax-exempt organization not subject to UBIT and certain other organizations) is a record holder of a share in a RIC, then the RIC will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the applicable corporate income tax rate. The Specialist Manager does not intend to invest a substantial portion of The Institutional U.S. Equity Portfolio’s assets in REITs which generate excess inclusion income.

Typically, shareholders in the Portfolio will receive a statement that shows the tax status of distributions you received the previous year. The Portfolio may at times find it necessary to reclassify income after it issues shareholder’s tax information reporting statement. This can result from rules in the Code that effectively prevent regulated investment companies such as the Trust from ascertaining with certainty until after the calendar year end the final amount and character of distributions the Portfolio has received on its investments, particularly in REITs, during the prior calendar year. Prior to issuing statements, the Trust makes every effort to identify reclassifications of income to reduce the number of corrected forms mailed to shareholders. The Portfolio may obtain an extension of time, of up to one month, to send shareholders in the Portfolio shareholder’s original tax information reporting statement in order to ascertain that the tax status of distributions received are correctly categorized; or the Portfolio will send affected shareholders corrected tax information reporting statement to reflect reclassified information after the Portfolio’s fiscal year end.

SALES OF SHARES. Upon the disposition of shares of a Portfolio (whether by redemption or sale), a shareholder may realize a gain or loss. Such gain or loss will be capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term or short-term generally depending upon the shareholder’s holding period for the shares. Any loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares. Additionally, any loss realized upon the sale or exchange of Portfolio shares with a tax holding period of six months or less may be disallowed to the extent of any distributions treated as exempt interest dividends with respect to such shares. If a Portfolio redeems a shareholder in-kind rather than in cash, the shareholder would realize the same gain or loss as if the shareholder had been redeemed in cash. Further, the shareholder’s basis in the securities received in the in-kind redemption would be the securities’ fair market value on the date of the in-kind redemption.

The Portfolio will report gains and losses realized on redemptions of shares for shareholders who are individuals and S corporations purchased after January 1, 2012 to the IRS. This information will also be reported to you on Form 1099-B and the IRS each year. In calculating the gain or loss on redemptions of shares, the average cost method will be used to determine the cost basis of the Portfolio shares purchased after January 1, 2012 unless you instruct the Portfolio in writing that you want to use another available method for cost basis reporting (for example, First In, First Out (“FIFO”), Last In, First Out (“LIFO”), Specific Lot Identification (“SLID”) or High Cost, First Out (“HIFO”)). If you designate SLID as your cost basis method, you will also need to designate a secondary cost basis method (Secondary Method). If a Secondary Method is not provided, the Portfolio will designate FIFO as the Secondary Method and will use the Secondary Method with respect to systematic withdrawals made after January 1, 2012. Your cost basis election method will be applied to all Portfolio positions for all of your accounts, as well as to all future Portfolio added, unless otherwise indicated by you.

Mutual fund shares acquired prior to January 1, 2012 are not covered by cost basis regulations. When available, average cost will be reported to investors who will be solely responsible for calculating and reporting gains and losses realized on the sale of non-covered securities. This information is not reported to the IRS. All non-covered shares will be depleted before the covered shares, starting with the oldest shares first.

When transferring the ownership of covered shares, you must provide account information for the recipient/account receiving shares and the reason the transfer is taking place (i.e., re-registration, inheritance through death, or gift). If a reason is not provided, the transfer will be defaulted as a transfer due to gift. If the recipient’s existing account or new account will use the Average Cost accounting method, they must accept the shares being transferred at fair market value on the date of the gift or settlement if the shares should be transferred at a loss. For transfers due to Inheritance on accounts with Joint Tenants with Rights of Survivorship, unless you instruct us otherwise by indicating the ownership percentage of each party, the shares will be split equally with the basis for the decedent’s portion determined using the fair market value of the date of death and the other portions maintaining the current cost basis.

The Portfolios are also required to report gains and losses to the IRS in connection with the redemptions of shares by S corporations purchased after January 1, 2012. If a shareholder is a corporation and has not instructed the Portfolio that it is a C corporation in its account application or by written instruction, the Portfolio will treat the shareholder as an S corporation and file a Form 1099-B.

FOREIGN SHAREHOLDERS. The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by the Portfolio. Exemptions from this U.S. withholding tax are provided for: (a) capital gain dividends reported by the Portfolio to shareholders as such and paid by the Portfolio from its net long-term capital gains, other than long-term capital gains realized on the disposition of U.S. real property interest as discussed below (unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year), (b) short-term capital gain dividends reported by the Portfolio to shareholders as such and paid by the Portfolio from its net short-term capital gains, other than short-term capital gains realized on disposition of U.S. real property interest, (c) exempt-interest dividends paid by the Portfolio from its net interest income earned on municipal securities, and (d) interest-related dividends reported by the Portfolio to shareholders as such and paid from its qualified net interest income from U.S. sources.

However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Portfolio shares, will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.

Ordinary dividends paid by the Portfolio to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax. Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from an election to pass through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them. If the income from the Portfolio is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Portfolio will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.

The Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”) makes non-U.S. persons subject to U.S. tax on disposition of a U.S. real property interest (“USRPI”) as if he or she were a U.S. person. The Institutional U.S. Equity Portfolio may invest in equity securities of corporations that invest in USRPI, including U.S. REITs, which may trigger FIRPTA gain to the Portfolio’s non-U.S. shareholders and may require the non-U.S. shareholder to file a U.S. tax return. Because the Portfolio expects to invest less than 50% of its assets at all times, directly or indirectly, in USRPI, the Portfolio expects that neither gain on the sale or redemption of Portfolio shares nor Portfolio dividends and distributions would be subject to FIRPTA reporting and tax withholding.

SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISOR REGARDING ANY UNITED STATES FEDERAL TAX CONSEQUENCES OF HOLDING SHARES IN THE PORTFOLIOS IN LIGHT OF THEIR INDIVIDUAL CIRCUMSTANCES AS WELL AS ANY FOREIGN, STATE AND LOCAL, WITHHOLDING OR OTHER TAX CONSEQUENCES THAT MAY ARISE AS A RESULT OF HOLDING SHARES IN A PORTFOLIO.

HISTORY OF THE TRUST AND OTHER INFORMATION

The Trust was organized as a Delaware statutory trust on December 15, 1994, and is registered with the SEC as an open-end, series, management investment company. The Trust currently offers shares of seventeen investment portfolios, each with a different objective and differing investment policies. Each Portfolio is diversified, as that term is defined in the Investment Company Act. The Trust may organize additional investment portfolios in the future. The Trust is authorized to issue an unlimited number of shares, each with a par value of $.001. Under the Trust’s Amended and Restated Declaration of Trust, the Board has the power to classify or reclassify any unissued shares from time to time. Each share of the respective Portfolios represents an equal proportionate interest in that Portfolio. Each share is entitled to one vote for the election of Trustees and any other matter submitted to a shareholder vote. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of the Trust may elect all of the Trustees. Shares of the Trust do not have preemptive or conversion rights and, when issued for payment as described in the Prospectus, shares of the Trust will be fully paid and non-assessable.

The Trust is authorized to issue two classes of shares in each of its Portfolios. HC Strategic Shares and HC Advisors Shares have identical rights and preferences. The differences between the two classes is that each has established a separate CUSIP number, which aids those investment managers whose clients purchase shares of the Trust in tracking information relating to their clients’ accounts, and the HC Advisors Shares have service fees not applicable to the HC Strategic Shares.

As a Delaware statutory trust, the Trust is not required, and currently does not intend, to hold annual meetings of shareholders except as required by the Investment Company Act or other applicable law. The Investment Company Act requires initial shareholder approval of each of the investment advisory agreements, election of Trustees and, if the Trust holds an annual meeting, ratification of the Board’s selection of the Trust’s independent registered public accounting firm. As noted elsewhere in this SAI, however, the Trust has received an exemptive order from the SEC that allows it, under certain circumstances, to enter into investment advisory agreements with Specialist Managers without submitting such agreements to shareholders for approval. Under certain circumstances, the law provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more Trustees. To the extent required by law, the Trust will assist in shareholder communications in such matters.

CONTROL PERSONS AND PRINCIPAL SECURITY HOLDERS. The table beginning on the following page shows the name and address of record of each person known to the Trust to hold, as of record or beneficially, 5% or more of shares of the Trust as of October 3, 2022. Persons who owned of record or beneficially more than 25% of a Portfolio’s outstanding shares may be deemed to control the Portfolio within the meaning of the Investment Company Act. The nature of ownership for each position listed is “Record” unless otherwise indicated. Hirtle Callaghan & Co., LLC (of which the Adviser is a division) may be deemed to have, or share, investment and/or voting power with respect to more than 50% of the shares of the Trust’s Portfolios, with respect to which shares Hirtle Callaghan & Co., LLC disclaims beneficial ownership.

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Portfolio/Shareholder	No. of Shares	Percent of the HC Strategic Shares Total Assets Held by the Shareholder
THE VALUE EQUITY PORTFOLIO

NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	11,441,291.702	49.98%

MAC CO ATTN MUTUAL FUND OPS 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15258	1,964,987.377	8.58%

KEYBANK NA P O BOX 94871 CLEVELAND OH 441014871	2,142,510.917	9.36%

SEI PRIVATE TRUST COMPANY ATTN MUTUAL FUNDS ADMIN ONE FREEDOM VALLEY DRIVE OAKS PA 19456	1,355,105.507	5.92%

SAXON CO P O BOX 94597 CLEVELAND OH 44101	1,642,081.370	7.17%

CAPINCO C O US BANK NA 1555 N RIVERCENTER DRIVE STE 302 MILWAUKEE WI 53212	3,249,147.675	14.19%

THE GROWTH EQUITY PORTFOLIO

NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	12,703,006.623	46.96%

SEI PRIVATE TRUST CO ATTN MUTUAL FUNDS ADMIN ONE FREEDOM VALLEY DRIVE OAKS PA 19456	3,435,268.064	12.70%

SAXON CO P O BOX 94597 CLEVELAND OH 44101	2,558,749.251	9.46%

MAC CO ATTN MUTUAL FUND OPS 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15258	2,727,396.934	10.08%

Portfolio/Shareholder	No. of Shares	Percent of the HC Strategic Shares Total Assets Held by the Shareholder
BAND CO C O US BANK NA 1555 N RIVERCENTER DRIVE STE 302 MILWAUKEE WI 53212	3,298,321.263	12.19%

THE INSTITUTIONAL U.S. EQUITY PORTFOLIO

MAC CO ATTN MUTUAL FUND OPS 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15258	75,216,129.076	45.41%

CAPINCO C O US BANK NA 1555 N RIVERCENTER DRIVE STE 302 MILWAUKEE WI 53212	22,708,527.969	13.71%

NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	37,906,562.848	22.88%

SEI PRIVATE TRUST CO ATTN MUTUAL FUNDS ADMIN ONE FREEDOM VALLEY DRIVE OAKS PA 19456	17,070,347.957	10.31%

THE SMALL CAPITALIZATION—MID CAPITALIZATION EQUITY PORTFOLIO

NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	897,979.252	34.38%

SAXON CO P O BOX 94597 CLEVELAND OH 44101	738,870.108	28.29%

MAC CO ATTN MUTUAL FUND OPS 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15258	424,679.522	16.26%

KEYBANK NA P O BOX 94871 CLEVELAND PH 44101-4871	154,957.569	5.93%

BAND C O US BANK NA 1555 N RIVERCENTER DRIVE STE 302 MILWAUKEE WI 53212	181,194.890	6.94%

Portfolio/Shareholder	No. of Shares	Percent of the HC Strategic Shares Total Assets Held by the Shareholder
THE ESG GROWTH PORTFOLIO MAC CO ATTN MUTUAL FUND OPS 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15258	11,873,962.210	97.81%

THE CATHOLIC SRI GROWTH PORTFOLIO

SEI PRIVATE TRUST CO ATTN MUTUAL FUNDS ADMIN ONE FREEDOM VALLEY DRIVE OAKS PA 19456	1,735,039.641	72.60%

NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	654,929.619	27.40%

THE INTERNATIONAL EQUITY PORTFOLIO

NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	23,206,245.678	47.01%

SEI PRIVATE TRUST CO ATTN MUTUAL FUNDS ADMIN ONE FREEDOM VALLEY DRIVE OAKS PA 19456	7,931,990.734	16.07%

MAC CO ATTN MUTUAL FUND OPS 500 GRANT STREET ROOM 152-1010 PITTSBURGH PA 15258	5,529,204.228	11.20%

CAPINCO C O US BANK NA 1555 N RIVERCENTER DRIVE STE 302 MILWAUKEE WI 53212	7,869,384.476	15.94%

THE INSTITUTIONAL INTERNATIONAL EQUITY PORTFOLIO

MAC CO ATTN MUTUAL FUND OPS 500 GRANT STREET ROOM 152-1010 PITTSBURGH PA 15258	28,665,874.131	39.48%

NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	16,882,689.394	23.25%

Portfolio/Shareholder	No. of Shares	Percent of the HC Strategic Shares Total Assets Held by the Shareholder
CAPINCO C O US BANK NA	11,150,999.948	15.36%
1555 N RIVERCENTER DRIVE STE 302 MILWAUKEE WI 53212

SEI PRIVATE TRUST CO ATTN MUTUAL FUNDS ADMIN ONE FREEDOM VALLEY DRIVE OAKS, PA 19456	9,828,308.222	13.54%

THE EMERGING MARKETS PORTFOLIO

MAC CO ATTN MUTUAL FUND OPS 500 GRANT STREET ROOM 151-10101 PITTSBURGH PA 15258	15,298,550.263	35.98%

NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	12,989,899.851	30.55%

CAPINCO C O US BANK NA 1555 N RIVERCENTER DRIVE STE 302 MILWAUKEE WI 53212	5,614,934.678	13.21%

SEI PRIVATE TRUST CO ATTN MUTUAL FUNDS ADMIN ONE FREEDOM VALLEY DRIVE OAKS PA 19456	5,116,604.042	12.03%

THE CORE FIXED INCOME PORTFOLIO

NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	4,847,402.142	63.30%

SEI PRIVATE TRUST CO ATTN MUTUAL FUNDS ADMIN ONE FREEDOM VALLEY DRIVE OAKS, PA 19456	763,453.699	9.97%

STATE STREET BANK AND TRUST COMPANY TRUSTEE AND/OR CUSTODIAN ADP ACCESS PRODUCT 1 LINCOLN STREET BOSTON MA 02111	422,995.739	5.52%

CAPINCO C O US BANK NA 1555 N RIVERCENTER DRIVE STE 302 MILWAUKEE WI 53212	1,259,300.759	16.45%

Portfolio/Shareholder	No. of Shares	Percent of the HC Strategic Shares Total Assets Held by the Shareholder
THE CORPORATE OPPORTUNITIES PORTFOLIO

NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	13,875,257.447	36.69%

MAC CO ATTN MUTUAL FUND OPS 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15258	9,861,574.060	26.08%

CAPINCO C O US BANK NA 1555 N RIVERCENTER DRIVE STE 302 MILWAUKEE WI 53212	7,033,018.558	18.60%

SEI PRIVATE TRUST CO ATTN MUTUAL FUNDS ADMIN ONE FREEDOM VALLEY DRIVE OAKS, PA 19456	4,459,456.134	11.79%

THE U.S. GOVERNMENT FIXED INCOME SECURITIES PORTFOLIO

MAC CO ATTN MUTUAL FUND OPS 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15258	52,290,526.383	47.49%

NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	22,869,415.557	20.77%

SEI PRIVATE TRUST CO ATTN MUTUAL FUNDS ADMIN ONE FREEDOM VALLEY DRIVE OAKS PA 19456	15,382,204.931	13.97%

CAPINCO C O US BANK NA 1555 N RIVERCENTER DRIVE STE 302 MILWAUKEE WI 53212	15,673,934.428	14.23%

THE U.S. CORPORATE FIXED INCOME SECURITIES PORTFOLIO

NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	6,222,767.338	20.71%

MAC CO ATTN MUTUAL FUND OPS 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15258	13,516,420.905	44.99%

SEI PRIVATE TRUST COMPANY ATTN MUTUAL FUNDS ADMIN ONE FREEDOM VALLEY DRIVE	4,362,986.054	14.52%

Portfolio/Shareholder	No. of Shares	Percent of the HC Strategic Shares Total Assets Held by the Shareholder
OAKS PA 19456

CAPINCO C O US BANK NA 1555 N RIVERCENTER DRIVE STE 302 MILWAUKEE WI 53212	4,397,843.535	14.64%

THE U.S. MORTGAGE/ASSET BACKED FIXED INCOME SECURITIES PORTFOLIO

MAC CO ATTN MUTUAL FUND OPS 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15258	11,767,991.688	45.60%

NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	5,281,991.787	20.47%

SEI PRIVATE TRUST CO ATTN MUTUAL FUNDS ADMIN ONE FREEDOM VALLEY DRIVE OAKS PA 19456	3,635,340.327	14.09%

CAPINCO C O US BANK NA 1555 N RIVERCENTER DRIVE STE 302 MILWAUKEE WI 53212	3,856,695.254	14.94%

THE SHORT-TERM MUNICIPAL BOND PORTFOLIO

NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	4,370,477.267	47.53%

SEI PRIVATE TRUST CO ATTN MUTUAL FUNDS ADMIN ONE FREEDOM VALLEY DRIVE OAKS PA 19456	574,978.210	6.25%

CAPINCO C O US BANK NA 1555 N RIVERCENTER DRIVE STE 302 MILWAUKEE WI 53212	3,053,110.397	33.20%

THE INTERMEDIATE TERM MUNICIPAL BOND PORTFOLIO

NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	26,977,153.668	59.60%

SEI PRIVATE TRUST CO ATTN MUTUAL FUNDS ADMIN ONE FREEDOM VALLEY DRIVE OAKS PA 19456	2,963,048.028	6.55%

Portfolio/Shareholder	No. of Shares	Percent of the HC Strategic Shares Total Assets Held by the Shareholder
CAPINCO C O US BANK NA 1555 N RIVERCENTER DRIVE STE 302 MILWAUKEE WI 53212	12,243,364.900	27.05%

THE INTERMEDIATE TERM MUNICIPAL BOND II PORTFOLIO

NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	3,667,009.212	57.79%

SEI PRIVATE TRUST CO ATTN MUTUAL FUNDS ADMIN ONE FREEDOM VALLEY DRIVE OAKS PA 19456	500,663.115	7.89%

CAPINCO C O US BANK NA 1555 N RIVERCENTER DRIVE STE 302 MILWAUKEE WI 53212	1,704,451.337	26.86%

POTENTIAL CONFLICTS OF INTEREST. The Trust, the Adviser and each of the Trust’s Specialist Managers, as well as the Trust’s principal underwriter, have adopted codes of ethics (each, a “17j-1 Code”) under Rule 17j-1 under the Investment Company Act. The 17j-1 Code adopted by each of these entities governs the manner and extent to which certain persons associated with that entity may invest in securities for their own accounts (including securities that may be purchased or held by the Trust). The 17j-1 Codes are on public file with, and are available from, the SEC’s Public Reference Room in Washington, D.C.

PROXY VOTING

The Trust has adopted Proxy Voting Policies and Procedures (the “Policy”) in accordance with Rule 30b1-4 under the Investment Company Act. The Policy is predicated on the notion that decisions with respect to proxy voting are an integral part of the investment management process and that the voting of proxies is an integral part of the services provided to each of those Portfolios of the Trust that invest primarily in equity securities (the “Equity Portfolios” and the “Institutional Equity Portfolios”) by their Specialist Managers. Accordingly, the Policy delegates to the Specialist Managers that serve the Equity Portfolios and the Institutional Equity Portfolios the responsibility for voting proxies received by the respective Portfolios in a manner that is designed to maximize the value of the shareholders’ interest. The following table provides a summary of the proxy voting policies and procedures adopted by each such Specialist Manager.

It is qualified by the full policy of each Specialist Manager, each of which is available upon request. Information on how the Portfolios voted proxies relating to portfolio securities during the 12-month period ended June 30, 2022 is available (1) without charge, upon request, by calling 1-800-242-9596, and (2) on the SEC’s website at http://www.sec.gov.

Agincourt Capital Management, LLC (“Agincourt”)

Agincourt Capital Management is focused on managing fixed income assets and rarely has the occasion to vote proxies. It is Agincourt’s policy to vote solely in the interests of plan participants and beneficiaries and for the exclusive purpose of providing economic benefits to them if a proxy vote is required, and the voting rights have not been reserved by the plan fiduciary. If a proxy that is to be voted by Agincourt is received, it is logged and the materials are then distributed to Agincourt’s Management Team for the specific vote. Upon receipt of their decisions, Agincourt’s Chief Compliance Officer will log the rationales, and vote the proxy as per the decisions, in accordance with the Firm’s Policy and Procedures.

Breckinridge Capital Advisors, Inc. (“Breckinridge”)

Proxy ballots are not typically issued for bonds. Therefore, Breckinridge anticipates minimal to no proxy voting activity in client accounts. Nonetheless, Breckinridge has adopted written proxy voting policy and procedures that dictate the manner in which the firm processes and votes proxy ballots received on behalf of client accounts. For those clients who have delegated proxy voting authority to Breckinridge, the firm seeks to vote proxies in a manner that it determines, in good faith, to be in the client’s best interest. This determination will include a decision to take no action with respect to any proxy ballot. Breckinridge will consider only those proxies issued by the bonds purchased by Breckinridge in the course of managing the clients’ assets. In its discretion, Breckinridge may choose to not vote. Proxies solicited by securities that were transferred into the portfolio for funding or contributions or temporary investment vehicles will not be acted upon by Breckinridge.

Breckinridge is an investment management firm with no affiliates or subsidiaries, or other lines of business outside of investment management. As such, Breckinridge does not expect there to be many material conflicts of interests with regards to our proxy voting activities. Nevertheless, if we determine that Breckinridge is facing a conflict of interest in voting a proxy, Breckinridge will review the conflict to determine materiality and if appropriate, engage a competent third party, at our expense, who will determine the vote that they believe will be in the best interest of the stakeholders. As an added protection, the third party’s decision is binding.

Breckinridge will furnish a copy of its proxy voting policy to each client upon requests. Clients also can request a copy of their proxy voting records by contacting Breckinridge’s Compliance Department.

City of London Investment Management Company Limited (“CLIM”)

CLIM has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of clients, in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). CLIM’s authority to vote the proxies of its clients, including clients subject to ERISA, is established by advisory contracts or comparable documents.

As a significant long-term investor in closed-end funds, CLIM seeks to promote growth in the industry by encouraging closed-end funds to make their products more attractive to investors. Good corporate governance is a vital element of CLIM’s process. CLIM’s approach to corporate governance is a collective process involving the investment management teams located in each of the firm’s offices. CLIM reviews each proxy and generally votes consistent with the firm’s written Statement on Corporate Governance and Proxy Voting Policy for Closed-End Funds. All proxy votes are ultimately cast on a case-by-case basis.

CLIM values the right to vote but may abstain as a result of a conscious decision. However, CLIM cannot vote in instances where proxy materials are not received on a timely basis from a client-appointed custodian or due to administrative matters beyond CLIM’s control.

CLIM reviews each proxy to assess the extent, if any, to which there may be a material conflict between the interests of clients on the one hand and CLIM’s interests (including those of our directors, employees and other similar persons) on the other hand (a “potential conflict”). CLIM performs this assessment on a proposal-by-proposal basis, and a potential conflict with respect to one proposal in a proxy does not indicate that a potential conflict exists with respect to any other proposal in such proxy. If CLIM determines that a potential conflict may exist, it will promptly report the matter to the Compliance Department. The Compliance Department will determine whether a potential conflict exists and is authorized to resolve any such conflict in a manner that is in the collective best interests of clients (excluding any client that may have a potential conflict).

Unless otherwise established with a client in writing, CLIM is responsible for voting all proxies related to securities that it manages for clients. A client may from time to time direct CLIM in writing to vote proxies in a manner that is different from the guidelines set forth in CLIM’s Proxy Voting Policies and Procedures. CLIM will follow such written direction for proxy votes only after receipt of such written direction.

Clients may obtain a copy of CLIM’s proxy voting policy and/or proxy voting record upon request from their usual contact at the Firm or upon request at info@citlon.co.uk or client.servicing@citlon.com.

Echo Street Capital Management LLC (“Echo Street”)

Echo Street has proxy voting policies and procedures that are designed to prevent conflicts of interest from influencing proxy voting decisions it makes on behalf of clients and to help ensure that such decisions are made in accordance with Echo Street’s fiduciary obligation to act in the best interests of its clients. Echo Street will generally vote with management’s recommendations; however, Echo Street may choose to vote against management at any time. Echo Street has entered into an agreement with an independent third party (the “Proxy Voting Service”) to provide the Adviser with its research on proxies and to facilitate the electronic voting of proxies. Echo Street has instructed the Proxy Voting Service to execute all proxies in accordance with Echo Street’s above-referenced proxy voting policies, and Echo Street retains the ability to vote against management at any time.

Echo Street’s clients and investors are not permitted to direct their votes in a particular proxy solicitation.

If a material conflict of interest between Echo Street and a client exists, Echo Street will advise the client of the existence of such conflict and determine whether voting in accordance with the guidelines set forth in the proxy voting policies and procedures is in the best interests of the client or whether some other appropriate action should be taken.

Echo Street’s proxy voting policies and procedures are available to any client, prospective client, and investor upon request sent to information@echocap.com.

Insight North America LLC (“Insight”)

1. Introduction

Insight seeks to actively exercise its rights and responsibilities in regard to proxy voting on behalf of Clients and is an essential part of maximizing shareholder value, ensuring good governance and delivering investment performance aligned with our Clients’ long-term economic interests.

The Insight Proxy Voting Policy (“Policy”) sets out the arrangements employed by Insight Investment Management (Global) Limited, Insight Investment Management (Europe) Limited, Insight North America LLC and Insight Investment International Limited (collectively “Insight”), where Insight has been granted by its Clients the authority to vote the proxies of the securities held in Client portfolios.

2. Policy Statement

Insight is committed to integrating governance and voting all our proxies where it is deemed appropriate and responsible to do so for the relevant asset class. In such cases, Insight’s objective is to vote proxies in the best interests of its Clients.

3. Scope

Insight is committed to integrating governance and voting all our proxies where it is deemed appropriate and responsible to do so for the relevant asset class. In such cases, Insight’s objective is to vote proxies in the best interests of its Clients.

4. Proxy Voting Process

Insight’s proxy voting activity adheres to best-practice standards and is a component of Insight’s Stewardship and Engagement Policy. In implementing its Voting Policy, Insight will take into account a number of factors used to provide a framework for voting each proxy. These include:

Leadership: Every company should be led by an effective board whose approach is consistent with creating sustainable long-term growth.

· Strategy: Company leadership should define a clear purpose and set long term objectives for delivering value to shareholders.

· Culture: The board should promote a diverse and inclusive culture which strongly aligns to the values of the company. It should seek to monitor culture and ensure that it is regularly engaging with its workforce.

· Engagement with Shareholders: The board and senior management should be transparent and engaged with existing shareholders. The board should have a clear understanding of the views of shareholders. The board should seek to minimize unnecessary dilution of equity and preserve the rights of existing shareholders.

· Sustainability: The board should take account of environmental, social and governance risks and opportunities when setting strategy and in their company monitoring role.

Structure: The board should have clear division of responsibilities.

· The Chair: The chair of the board should demonstrate objective judgment and promote transparency and facilitate constructive debate to promote overall effectiveness.

· The Board: There should be an appropriate balance of executive and non-executive directors. Non-executive directors should be evaluated for independence. No one individual should have unfettered decision-making. There should be a clear division, between the board and the executive leadership of the company.

· Resources: The board should ensure it has sufficient governance policies, influence and resources to function effectively. Non-executive directors should have sufficient time to fulfil their obligations to the company as directors.

Effectiveness: The board should seek to build strong institutional knowledge to ensure long term efficient and sustainable operations.

· Appointment: There should be a formal appointment process, which ensures that the most qualified individuals are selected for the board. This process should be irrespective of bias to ensure appropriate diversity of the board.

· Knowledge: The board should be comprised of those with the knowledge, skills and experience to effectively discharge their duties. The board should have sufficient independence to serve as an effective check on company management and ensure the best outcomes for shareholders.

· Evaluation: The board should be evaluated for effectiveness on a regular basis. Board member’s contributions should be considered individually.

Independence: The board should present a fair and balanced view of the company’s position and prospects.

· Integrity: The board should ensure that all reports produced accurately reflect the financial position, prospects and risks relevant to the company. The board should ensure the independence and effectiveness of internal and external audit functions.

· Audit: The board should ensure that clear, uncontentious accounts are produced. These should conform to the relevant best accountancy practices and accurately represent the financial position of the company. Deviations from standard accounting practices should be clearly documented with a corresponding rationale.

· Risk: The board should ensure the company has sound risk management and internal control systems. There should be a regular assessment and communication of the company’s emerging and principal risks.

Remuneration: Levels of remuneration should be sufficient to attract, retain and motivate talent of the quality required to run the company successfully.

· Goal Based: The board should base remuneration on goal- based, qualitative, discretionary cash incentives. Remuneration should consider underlying industry and macroeconomic conditions and not be structured in a tax oriented manner.

· Transparent: Remuneration arrangements should be transparent and should avoid complexity.

· Sustainable: Remuneration should not be excessively share based and should be accurately represented and controlled as an operational cost. The remuneration of executives should promote long term focus and respect the interests of existing shareholders.

The relevant factors are used by Insight to develop Voting Guidelines enabling a consistent approach to proxy voting, which are reviewed annually by the Proxy Voting Group (“PVG”) – (see section 6). Voting Guidelines are available at the following link: www.insightinvestment.com/ri.

Day to day voting activity is performed by the Chair of the PVG, a senior portfolio manager with no investment discretion. This creates an independent governance structure for voting, helping to mitigate actual and potential conflicts of interest (see section 5).

The Chair of the PVG can seek support from portfolio managers, who have active discretion over the securities, to provide additional input into the voting decision such as company background, however the vote will be cast by the Chair of the PVG. Insight seeks to vote on all holdings with associated voting rights in one of three ways: in support of, against, or in abstention. If the chair is unable to cast a vote, the decision will be cast by the deputy chair. Insight uses a Voting Agent to assist in the analysis and administration of the vote (see section 4.1). For contentious issues the rationale for voting for, against, or abstaining is retained on a case-by-case basis as appropriate and reviewed by the PVG on a regular basis.

4.1 Voting Agent

To assist Insight professionals with implementing its proxy voting strategy, Insight retains the services of an independent proxy voting service, namely Minerva (“Voting Agent”). Insight provides detailed Voting Guidelines to the Voting Agent on the operational and reporting capacity of the service. The Voting Agent’s responsibilities include, but are not limited to, monitoring company meeting agendas and items to be voted on, reviewing each vote against Insight’s specific Voting Guidelines and providing a voting analysis based upon the Voting Guidelines. The Voting Agent also identifies contentious issues that represent a significant monetary or strategic decision. This enables Insight to review situations where the Voting Guidelines require additional consideration or assist in the identification of potential conflicts of interest impacting the proxy vote decision. The Chair of the PVG will decide if the issue is contentious or not, and if conflicts are deemed to exist, these will be escalated to the PVG (see section 5.2).

Voting decisions are communicated by Insight to the Voting Agent and submitted to shareholder meetings through a specific proxy.

On a monthly basis the Voting Agent provides reports on voting activity to Insight. Voting data is available to Clients upon request and is posted annually on Insights website (see section 7). Insight conducts an annual due diligence with the Voting Agent to review the Voting Guidelines and related services.

5. Conflicts of Interest

Effective stewardship requires protecting our Clients against any potential conflicts of interest and managing them with appropriate governance. To comply with applicable legal and regulatory requirements, Insight believes managing perceived conflicts is as important as managing actual conflicts.

In the course of normal business, Insight and its personnel may encounter situations where it faces a conflict of interest or a conflict of interest could be perceived. A conflict of interest occurs whenever the interests of Insight or its personnel could diverge from those of a Client or when Insight or its personnel could have obligations to more than one party whose interests are different to each other or those of Insight’s Clients.

In identifying a potential conflict situation, as a minimum, consideration will be made as to whether Insight, or a member of staff, is likely to:

· make a financial gain or avoid a financial loss at the expense of the Client

· material differences in the thoughts of two PM’s who own the same security

· benefit if it puts the interest of one Client over the interests of another Client

· gain an interest from a service provided to, or transaction carried out on behalf of a Client which may not be in, or which may be different from, the Client’s interest

· obtain a higher than usual benefit from a third party in relation to a service provided to the Client

· receive an inducement in relation to a service provided to the Client, in the form of monies, goods or services other than standard commission or fee for that service or

· have a personal interest that could be seen to conflict with their duties at Insight

· creates a conflict where Insight invests in firms which are Clients or potential Clients of Insight. Insight might give preferential treatment in its research (including external communication of the same) and/or investment management to issuers of publicly traded debt or equities which are also clients or closely related to clients (e.g. sponsors of pension schemes). This includes financial and ESG considerations.

· creates a conflict between investment teams with fixed income holdings in publicly listed firms or material differences in the thoughts of two PM’s who own the same security

In situations where there is a conflict of interest or perceived conflict of interest that creates a contentious voting issue, as determined by the chair of the PVG, the issue will be escalated to the PVG. A contentious voting issue is a voting decision which would have a detrimental impact to Clients or Insight’s reputation. All conflicts are handled in line with the Insight Conflicts of Interest Policy.

5.2 Escalation of Contentious Voting Issue

When a contentious voting issue has been identified, the PVG will review, evaluate and determine whether an actual material conflict of interest exist, and if so, will recommend how to vote the proxy. Depending upon the nature of the material conflict of interest, Insight may elect to take one or more of the following measures:

· removing certain Insight personnel from the proxy voting process

· walling off personnel with knowledge of the material conflict to ensure that such personnel do not influence the relevant proxy vote

· voting in accordance with the applicable Voting Guidelines, if any, if the application of the Voting Guidelines would objectively result in the casting of a proxy vote in a predetermined manner and

· deferring the vote to the Independent Voting Service, if any, which will vote in accordance with its own recommendation, this may include an affiliated entity

The resolution of all contentious voting issues, will be documented in order to demonstrate that Insight acted in the best interests of its Clients. Any voting decision not resolved by the PVG will be escalated to the Insight Chief Investment Officer (“CIO”) or delegate.

6. Proxy Voting Group

The PVG is responsible for overseeing the implementation of voting decisions where Insight has voting authority on behalf of Clients. The PVG meets at least quarterly, or more frequently as required. In ensuring that votes casted are in the best interest of Clients, the PVG will oversee the following proxy voting activities:

· Casting votes on behalf of Client

· Voting Policy: Oversee and set the Proxy Voting Policy

· Voting Guidelines: Oversee and set the Voting Guidelines which are reviewed and approved on an annual basis

· Stewardship Code & Engagement Policy: Review for consistency with Proxy Voting Policy and Voting Guidelines

· Conflicts of interest: Manage conflicts when making voting instructions in line with Insight’s Conflict of Interest Policy

· Monitoring: Review upcoming votes that cannot be made using Voting Guidelines and make voting decisions

· Voting Agent: Appoint and monitor third-party proxy agencies, including the services they perform for Insight in implementing its voting strategy and

· Reporting: Ensure voting activity aligns with local regulations and standards

The PVG is chaired by a Senior Portfolio Manager (who has no direct investment discretion) and attended by portfolio management personal, the Head of Responsible Investment Research & Stewardship, Corporate Risk, Compliance, Client Services and Operations personal. The PVG is accountable to and provides biannual updates to the Investment Management Group (“IMG”) and Insight Risk Committee (“IROC”).

7. Disclosure and Recording Keeping

In certain foreign jurisdictions, the voting of proxies can result in additional restrictions that have an economic impact to the security, such as “share-blocking.” If Insight votes on the proxy share- blocking may prevent Insight from selling the shares of the security for a period of time. In determining whether to vote proxies subject to such restrictions Insight, in consultation with the PVG, considers whether the vote, either in itself or together with the votes of other shareholders, is expected to affect the value of the security that outweighs the cost of voting. If Insight votes on a proxy and during the “share-blocking period” Insight would like to sell the affected security Insight, in consultation with the PVG, will attempt to recall the shares (as allowable within the market time-frame and practices).

Insight publishes its voting activity in full on its website and annual report. This can be found at www.insightinvestment.com/ri.

8. Proxy Voting Policy Review

Insight will review its Proxy Voting arrangements regularly through the PVG. Insight reviews this Policy at least annually or whenever a material change occurs and will notify Clients of any material change that affects our ability to vote in line with the best interests of its Clients.

A material change shall be a significant event that could impact Insight’s ability to vote proxies such as a change in voting agent. Notification of changes to the policy will be published at the following link: www.insightinvestment.com/ri.

Jennison Associates LLC (“Jennison”)

Jennison Associates LLC Proxy Voting Policy and Procedures (Revised March 31, 2022)

I. Policy

Jennison (or the “Company”) has adopted the following policy and related procedures to guide the voting of proxies in a manner that is consistent with Jennison’s fiduciary duties and the requirements of Rule 206(4)-6 under the Advisers Act.

In the absence of any written delegation or when proxy voting authority has been delegated in writing to Jennison by clients, Jennison will exercise this voting authority in each client’s best interests. The Company will not consider its own interests, or those of any affiliates, when voting proxies.

Unless otherwise specified by a client, “best interest” means the client’s best economic interest over the long term, as determined by Jennison’s portfolio managers and analysts (“Investment Professionals”) covering the issuer. We recognize that the nature of ballot issues, including environmental and social issues (“ESG”), can vary widely depending on the company, industry practices, the company’s operations and geographic footprint, to name a few, and will consider relevant issues, including ESG issues, in a manner consistent with our fiduciary duties and the goal of maximizing shareholder value.

Jennison’s proxy voting policy and procedures and proxy voting records are publicly available on our website. Clients may obtain a copy of our guidelines, as well as the proxy voting records for that client’s securities, by contacting the client service representative responsible for the client’s account.

II. Procedures

Proxy Voting Guidelines

Jennison has adopted proxy voting guidelines (“Guidelines”) with respect to certain recurring issues. When Jennison is responsible for voting proxies, Jennison considers these guidelines except, where appropriate, when Jennison accepts custom guidelines.

The Guidelines are reviewed annually and as necessary by the Proxy Team. Proposed revisions to the Guidelines are reviewed and approved by the Company’s Proxy Voting Committee and Investment Professionals when a change is appropriate. The Proxy Team maintains the Guidelines and distributes copies to the Investment Professionals following confirmation of any change. The Guidelines are meant to convey Jennison’s general approach to voting decisions on certain issues. Nevertheless, Investment Professionals are responsible for reviewing all proposals related to fundamental strategies individually and making final decisions based on the merits of each voting opportunity.

If an Investment Professional believes that Jennison should vote in a way that is different from the Guidelines, the Proxy Team is notified. In certain circumstances, an Investment Professional may conclude that different clients should vote in different ways, or that it is in the best interests of some or all clients to abstain from voting. The Proxy Team will notify each Investment Professional’s supervisor of any Guideline authorized by that Investment Professional.

The Proxy Team is responsible for maintaining Investment Professionals’ reasons for deviating from the Guidelines.

Client-Directed and Jennison Custom Voting Guidelines

Any client’s specific voting instructions must be communicated or confirmed by the client in writing, either through a provision in the investment advisory contract or through other written correspondence. Such instructions may call for Jennison to vote the client’s securities according to the client’s own voting guidelines (“Client Directed Custom Guidelines”), or may indicate that the Company is not responsible for voting the client’s proxies. We try to accommodate such requests where appropriate.

The Proxy Team reviews Client Directed Custom Guidelines and approves operational implementation, and certain instructions may only be implemented on a best efforts basis. The Proxy Team is responsible for communicating such instructions to the third party vendor.

Additionally, for certain investment products or vehicles that are developed and managed by the Company that seek to follow certain religious values (“Jennison Investment Products”), Jennison has adopted custom guidelines from a third party proxy voting vendor that are aligned with the particular Jennison Investment Product (“Jennison Custom Guidelines”). Prior to the adoption of Jennison Custom Guidelines, the Proxy Committee will review the custom guidelines provided by the third party proxy vendor. The Proxy Team will review the proxy voting records of the Jennison Investment Products that utilize the Jennison Custom Guidelines on a quarterly basis and provide reporting to the Proxy Committee.

Use of a Third Party Voting Service

Jennison has engaged an independent third party proxy voting vendor that provides research and analytical services, operational implementation and recordkeeping and reporting services. The proxy voting vendor will cast votes in accordance with the Company’s Guidelines; however, notwithstanding the Guidelines, Investment Professionals for fundamental strategies are responsible for reviewing the facts and circumstances related to each proposal in order to make all final voting decisions.

The third party proxy voting vendor is responsible for operational implementation of Client Directed Custom Guidelines and Jennison Custom Guidelines (“Client Directed Custom Guidelines and Jennison Custom Guidelines are collectively Custom Guidelines”). The ballots received for clients/accounts with Custom Guidelines will be automatically voted in accordance with the Custom Guideline recommendations by the third party proxy voting vendor.

Identifying and Addressing Potential Material Conflicts of Interest

There may be instances where Jennison’s interests conflict materially, or appear to conflict materially, with the interests of clients in connection with a proxy vote (a “Material Conflict”). Examples of potential Material Conflicts include, but are not limited to:

·	Jennison managing the pension plan of the issuer.

·	Jennison or its affiliates have a material business relationship with the issuer.

·	Jennison investment professionals who are related to a person who is senior management or a director at a public company.

·	Jennison has a material investment in a security that the investment professional who is responsible for voting that security’s proxy also holds the same security personally.

If an Investment Professional or any other employee perceives a Material Conflict, he or she must promptly report the matter to the Chief Compliance Officer.

If the Proxy Voting Committee determines that a Material Conflict is present and if the Investment Professional is recommending a vote that deviates from the Guidelines or there is no specific recommended Guideline vote and decisions are made on a case-by-case basis, then the voting decision must be reviewed and approved by the Investment Professional’s supervisor and the Proxy Committee prior to casting the vote.

Jennison will not abstain from voting a proxy for the purpose of avoiding a Material Conflict.

Quantitatively Derived Holdings and the Jennison Managed Accounts

In voting proxies for non-fundamental strategies such as quantitatively derived holdings and Jennison Managed Accounts (i.e. “wrap”) where the securities are not held elsewhere in the firm, proxies will be voted utilizing the Guidelines. Additionally, in those circumstances where no specific Guidelines exist, the Company will consider the recommendations of the proxy voting vendor.

International Holdings

Jennison will exercise opportunities to vote on international holdings on a best efforts basis. Such votes will be cast based on the same principles that govern domestic holdings.

In some countries casting a proxy vote can adversely affect a client, such as countries that restrict stock sales around the time of the proxy vote by requiring “share blocking” as part of the voting process. The Investment Professional covering the issuer will weigh the expected benefits of voting proxies on international holdings against any anticipated costs or limitations, such as those associated with share blocking. Jennison may abstain from voting if it anticipates that the costs or limitations associated with voting outweigh the benefits.

Securities Lending

Jennison may be unable to vote proxies when the underlying securities have been lent out pursuant to a client’s securities lending program. The Company does not know when securities are on loan and are therefore not available to be voted. In rare circumstances, Investment Professionals may ask the Proxy Team to work with the client’s custodian to recall the shares so that Jennison can vote.

Efforts to recall loaned securities are not always effective since such requests must be submitted prior to the record date for the upcoming proxy vote; therefore voting shares on loan is on a best efforts basis. In determining whether to call back securities that are out on loan, the Investment Professional will consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the security out on loan.

Disclosure to Advisory Clients

Jennison will provide a copy of these Policies and Procedures and the Guidelines to any client upon request. The Company will also provide any client with information about how Jennison has voted that client’s proxies upon request. Any such requests should be directed to the client service representative responsible for the client’s account who will coordinate with the Proxy Team.

Compliance Reporting for Investment Companies

Upon request, the Proxy Team will provide to each investment company for which Jennison acts as sub-adviser reporting needed to satisfy their regulatory and board requirements, including, but not limited to, information required for Form NP-X.

III. Internal Controls

Supervisory Notification

The Proxy Team will notify each Investment Professional’s supervisor of any Guideline overrides authorized by that Investment Professional. The supervisor reviews the overrides ensuring that they were made based on clients’ best interests, and that they were not influenced by any Material Conflict or other considerations.

The Proxy Voting Committee

The Proxy Voting Committee consists of representatives from Operations, Operational Risk, Legal, and Compliance. It meets at least quarterly, and has the following responsibilities:

·	Review potential Material Conflicts and decide whether a material conflict is present, and needs to be addressed according to these policies and procedures.

·	Review proposed amendments to the Guidelines in consultation with the Investment Professionals and make revisions as appropriate.

·	Review these Policies and Procedures annually for accuracy and effectiveness, and recommend and adopt any necessary changes.

·	Review all Guideline overrides.

·	Review quarterly voting metrics and analysis published by the Proxy Team.

·	Review the performance of the proxy voting vendor and determine whether Jennison should continue to retain their services. The Committee will consider the following factors while conducting their review:

·	Accuracy and completeness of research reports, engagement with issuers, potential conflicts of interest and overall administration of Jennison’s proxy voting recommendations.

IV. Escalating Concerns

Any concerns about aspects of the policy that lack specific escalation guidance may be reported to the reporting employee’s supervisor, the Chief Compliance Officer, Chief Legal Officer, Chief Risk Officer, Chief Ethics Officer, Chief Operating Officer or Chief Executive Officer. Alternatively, Jennison has an Ethics Reporting Hotline phone number and email address that enable employees to raise concerns anonymously. Information about the Ethics Reporting Hotline phone number and email address can be found on the Jennison intranet’s “Ethics” web page.

V. Discipline and Sanctions

All Jennison employees are responsible for understanding and complying with the policies and procedures outlined in this policy. The procedures described in this policy are intended to ensure that Jennison and its employees act in full compliance with the law. Violations of this policy and related procedures will be communicated to your supervisor and to senior management through Jennison’s Compliance Council, and may lead to disciplinary action.

MacKay Shields LLC (“MacKay”)

The Manager has delegated proxy-voting authority to the Fund’s subadvisor, MacKay Shields LLC. MacKay has adopted Proxy-Voting Policies and Procedures designed to make sure that where clients have delegated proxy-voting authority to MacKay Shields, proxies are voted in the best interest of such clients without regard to the interests of MacKay Shields or related parties. MacKay Shields currently uses Institutional Shareholder Services, Inc. (“ISS”) to assist in voting client securities. For purposes of the Policy, the "best interests of clients" means, unless otherwise specified by the client, the clients' best economic interests over the long term – that is, the common interest that all clients share in seeing the value of a common investment increase over time. MacKay Shields has adopted standard proxy voting guidelines, which follow ISS voting recommendations and standard guidelines will vary based on client type and/or investment strategy (e.g., union or non-union voting guidelines, or sustainability voting guidelines).

For those clients who have given us voting authority, we instruct the client’s custodian to send all ballots to ISS and we instruct ISS which guidelines to follow. MacKay Shields votes proxies in accordance with the applicable standard voting guidelines unless MacKay Shields agrees with the client to apply custom guidelines. ISS researches each proxy issue and provides a recommendation to MacKay Shields on how to vote based on such research and its application of the research to the applicable voting guidelines. ISS casts votes in accordance with its recommendation unless a portfolio manager believes that it is in the best interests of the client(s) to vote otherwise. To override a proxy recommendation, a portfolio manager must submit a written override request to the Legal and/or Compliance Department. MacKay Shields has procedures in place to review each such override request for potential material conflicts of interest between clients and MacKay Shields. MacKay Shields will memorialize the basis for any decision to override a recommendation or to abstain from voting, including the resolution of any conflicts of interest.

Mellon Investments Corporation (“Mellon”)

At Mellon, we have a fiduciary responsibility to our clients to ensure our investment stewardship activities, including proxy voting and engagement, reflect decisions that are in their best long-term economic interests. As shareholders, we approach proxy voting with the same precision and engagement that we apply to our index investment activities. We understand we owe each of our clients a duty of care. We do so by considering the long-term risks and opportunities of the companies in our index investment portfolios.

The Mellon Proxy Committee (the Committee) is comprised of Mellon investment professionals and is responsible for all proxy voting decisions for the index division of Mellon Investments Corporation. An articulated philosophy, stated guidelines and a well-defined proxy evaluation process support and inform the voting decisions of the Committee.

With respect to proxy voting, our guiding principles are generally to:

•	Align the interests of a company’s management and board of directors with those of the company’s shareholders

•	Promote the accountability of a company’s management to its board of directors, as well as the accountability of the board of directors to the company’s shareholders and stakeholders

•	Uphold the rights of a company’s shareholders to affect change by voting on those matters submitted to shareholders for approval

•	Promote adequate disclosure about a company’s business operations and financial activity

The Committee has a robust set of considerations with respect to company board structure and governance, including but not limited to, board independence, executive compensation, capital structure and takeover measures. With respect to issues that might be considered environmental or social, the Committee reviews all shareholder resolutions on a case-by-case basis.

Mellon will carefully review proposals that would limit shareholder control or could affect the value of a client’s investment. It will generally oppose proposals designed to insulate an issuer’s management unnecessarily from the wishes of a majority of shareholders. It will generally support proposals designed to provide management with short-term insulation from outside influences so as to enable management to negotiate effectively and otherwise achieve long-term goals. On questions of social responsibility where economic performance does not appear to be an issue, Mellon will attempt to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management’s efforts to address the proposal including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. Mellon will pay particular attention to repeat issues where management has failed in its commitment in the intervening period to take action on issues. We believe human capital matters and supporting a diverse board, work force, pay equity, and the health and safety of employees and customers enhances a company’s ability to create long-term value. The Committee may choose to vote for proposals that support disclosing policies and implementing procedures that will provide material information to assess a company’s commitment to promoting and protecting human capital considerations or addressing areas of weakness and risk that could impact operations, cause reputational harm and result in monetary impacts. The Committee may choose to vote against proposals that would not provide additional material information to address the underlying intent.

Mellon seeks to avoid material conflicts of interest by applying detailed, predetermined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third-party vendor, and without consideration of any client relationship factors. Further, Mellon engages a third party as an independent fiduciary to vote all proxies for BNY Mellon securities and affiliated mutual fund securities.

Proxy voting proposals are reviewed, categorized, analyzed and voted in accordance with Mellon’s voting guidelines. These guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in policies on specific issues. Items that can be categorized under these voting guidelines will be voted in accordance with any applicable guidelines or referred to the Committee, if the applicable guidelines so require. Proposals that cannot be categorized under these voting guidelines will be referred to the Committee for discussion and vote. Additionally, the Committee may review any proposal where it has identified a particular company, industry or issue for special scrutiny. With regard to voting proxies of foreign companies, Mellon may weigh the cost of voting, and potential inability to sell the securities (which may occur during the voting process), against the benefit of voting the proxies to determine whether or not to vote.

Another aspect to our fiduciary stewardship includes ongoing engagement discussions with the companies whose proxies we vote. Company engagement meetings are an ongoing part of stewardship and rarely, if ever, involve a single instance of engagement or focus on a single issue. The vast majority of our engagements are in direct meetings with company management teams; however, our stewardship activities can include, but are not limited to, issuer engagement, voting at shareholder meetings, filing shareholder resolutions and proposals, direct roles on investee boards and board committees, negotiation with and monitoring of the stewardship actions of suppliers in the investment chain, policymaker engagement, engagement with standard setters, contributions to public goods (e.g., research) and public discourse (e.g., media) that support stewardship. The Committee members recognize the significance of their role and the ensuing impact. Our meetings with company executive management teams help us appreciate the complexities of each company and their approach and strategy for providing shareholder value. We believe a deeper understanding of a company’s business practices enables us to convey our expectations more effectively, voice our concerns, and suggest improvements or best practice approaches directly.

Parametric Portfolio Associates LLC (“Parametric”)

Policy

Parametric Portfolio Associates LLC (“Parametric”) has adopted and implemented these policies and procedures which it believes are reasonably designed to ensure that proxies are voted in the best interests of clients, in accordance with its fiduciary obligations and applicable regulatory requirements. When it has been delegated the responsibility to vote proxies on behalf of a client, Parametric will generally vote them in accordance with its Proxy Voting Guidelines. The Proxy Voting Guidelines are set and annually reviewed by the firm’s Proxy Voting Committee (the “Committee”). Parametric will consider potential conflicts of interest when voting proxies and disclose material conflicts to clients. Parametric will promptly provide these policies and procedures, as well as proxy voting records, to its clients upon request. As required, Parametric will retain appropriate proxy voting books and records. In the event that Parametric engages a third party proxy adviser to administer and vote proxies, it will evaluate its conflicts of interest procedures and confirm its abilities to vote proxies in the client’s best interest.

Regulatory Requirements

Rule 206(4)-6 under the Investment Advisers Act requires that an investment adviser that exercises voting authority over client proxies to adopt and implement policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interest of the client. The rule specifically requires that the policies and procedures describe how the adviser addresses material conflicts of interest with respect to proxy voting. The rule also requires an adviser to disclose to its clients information about those policies and procedures, and how the client may obtain information on how the adviser has voted the client’s proxies. In addition, Rule 204-2 under the Act requires an adviser to retain certain records related to proxy voting.

Responsibility

The Associate Investment Strategist (the “Coordinator”) is responsible for the day-to-day administration of the firm’s proxy voting practices. One or more Investment Strategy personnel are responsible for ensuring proxy ballots are received and voted in accordance with the firm’s Proxy Voting Guidelines (the “Guidelines”). The Director of Responsible Investing (the “Director”) is responsible for providing guidance with regard to the Proxy Voting Guidelines. The Committee is responsible for monitoring Parametric’s proxy voting practices and evaluating proxy advisers engaged to vote proxies on behalf of clients. The Committee is responsible for setting and annually reviewing the firm’s Proxy Voting Policies and Procedures and Proxy Voting Guidelines. The Compliance Department is responsible for annually reviewing these policies and procedures to verify that they are adequate, appropriate and effective.

Procedures

Parametric has adopted and implemented procedures to ensure the firm’s proxy voting policies are observed, executed properly and amended or updated, as appropriate. The procedures are summarized as follows:

New Accounts

·	Parametric is generally delegated the responsibility to vote proxies on behalf of clients. (This responsibility is typically established in the investment advisory agreement between the client and Parametric. If not set forth in the advisory agreement, Parametric will assume the responsibility to vote proxies on the client’s behalf unless it has received written instruction from the client not to.

·	When a new client account is established, Parametric will instruct the client’s custodian to forward all proxy materials to Institutional Shareholder Services (ISS).

·	On a weekly basis, the Coordinator performs a reconciliation of all new accounts to ensure that ISS is receiving the proxy ballots for all client accounts over which Parametric has voting authority. The Coordinator will work with a designated person in CRG with any discrepancies to Parametric’s proxy voting responsibilities are carried out.

Proxy Voting Administration

·	Parametric’s proxy voting is oversighted on a daily basis by the Coordinator, who is a member of Parametric’s Investment Strategy. The Coordinator is responsible for ensuring proxies are voted in accordance with Parametric’s Proxy Voting Guidelines.

·	The Director will review research and guidance issued by third party proxy voting analysts regarding proxy voting issues relevant to Parametric’s clients and monitor upcoming shareholder meetings and votes. The Director will provide guidance to the Coordinator with regard to the Proxy Voting Guidelines and how they apply to proxy ballots. The Director will ensure that rationale for votes cast is properly documented and reviewed by other Committee members, as warranted.

·	Parametric utilizes the ISS ProxyExchange platform to manage, track, reconcile and report proxy voting. Parametric relies on this application to ensure that all proxies are received and voted in timely manner.

·	In the unlikely event that a ballot proposal is not addressed by the Guidelines, the Coordinator will consult with the Director to confirm that the Proxy Voting Guidelines do not address the proxy issue. If confirmed, the Director may escalate the issue to the Committee for their consideration. The Committee can review research and guidance issued by third party proxy adviser when making a vote determination. A vote determination must be approved in writing by not less than two Committee members. The rationale for making the determination will be documented.

·	The Coordinator may abstain from voting a proxy on behalf of a client account if the economic effect on shareholders’ interests or the value of the holding is indeterminable or insignificant (e.g., the security is no longer held in the client portfolio) or if the cost of voting the proxy outweighs the potential benefit (e.g., international proxies which share blocking practices may impose trading restrictions).

·	In the rare occasions that accounts that do not hold public equities receive ballots, the Operations Team is responsible for monitoring those ballots. The Operations Team may work with the Coordinator or the Portfolio Management team to vote the ballots in the best interest of their holders.

·	The Coordinator also conducts periodic reviews for all active accounts of proxies that are not voted or that are voted inconsistent with firm policy to ensure that appropriate action was taken and documented. As needed the Coordinator will work with a designated person in CRG that handles proxy voting to reconcile any discrepancies in client accounts.

Proxy Voting Committee

·	Parametric has established a Committee which shall meet on a quarterly basis to oversee and monitor the firm’s proxy voting practices.

·	On an annual basis, the Committee will approve the firm’s Proxy Voting Policies and Procedures and Proxy Voting Guidelines to ensure they are current, appropriate and designed to serve the best interests of clients and fund shareholders.

Proxy Adviser Due Diligence

·	In the event that Parametric deems it to be in a client’s best interest to engage a third party proxy adviser, Parametric will exercise due diligence to ensure that it can provide objective research and recommendations. This evaluation will consider the proxy adviser’s business and conflict of interest procedures, and confirm that the procedures address the firm’s conflicts.

·	On an annual basis, Parametric will monitor the performance of the proxy adviser and assess if changes have impacted their conflict of interest procedures. Initial and ongoing due diligence evaluations shall be documented in writing.

Conflicts of interest

·	The Compliance Department will identify and actively monitor potential conflicts of interest which may compromise the firm’s ability to vote a proxy ballot in the best interest of clients. Eaton Vance/Morgan Stanley Compliance will maintain a List of Potentially Conflicted Companies and provide it to Investment Strategy whenever it is updated. The list shall identify potential conflicts resulting from business relationships with clients, potential clients, service providers, and the firm’s affiliates.

·	All proxies are voted by Parametric in accordance with the firm’s Proxy Voting Guidelines. If a proxy ballot is received from an issuer on the List of Conflicted Companies and a proposal is not addressed by the Guidelines, the Coordinator will forward the issue to the Director to confirm that the Guidelines do not address the proposal. If confirmed, the Director will escalate the proposal to the Committee.

·	If the Committee determines a material conflict exists and a proposal is not addressed by the Guidelines, it will make a good faith determination as how to vote the proxy (which may include voting abstain on the proposal not covered by the Proxy Voting Guidelines). The Committee will provide appropriate instructions to the Coordinator.

Proxy Voting Disclosure Responsibilities

·	As a sub-adviser to various mutual funds registered under the Investment Company Act of 1940, Parametric will, upon each fund’s request, compile and transmit in a timely manner all data required to be filed on Form N-PX to the appropriate fund’s administrator or third party service provider designated by the fund’s administrator.

·	Parametric will promptly report any material changes to these policies and procedures to its mutual fund clients to ensure that the revised policies and procedures may be properly reviewed by the funds’ Boards of Trustees and included in the funds’ annual registration statements.

Solicitations and Information Requests

·	Parametric’s proxy voting policies and procedures are summarized and described to clients in Item 17 of the firm’s Form ADV Brochure (Form ADV Part 2A). Parametric will promptly provide a copy of these proxy voting policies and procedures, which may be updated from time to time, to a client upon their request.

·	Parametric’s Form ADV Brochure discloses to clients how they may obtain information from Parametric about how it voted proxies on their behalf. Parametric will provide proxy voting information free of charge upon written request.

·	Parametric generally will not reveal or disclose to any third-party how it may have voted or intends to vote a proxy until its vote has been counted at the respective shareholder’s meeting. In accordance to regulatory requirements, Parametric will publicly discloses its general voting guidelines. No employee of Parametric may accept any benefit in the solicitation of proxies.

Compliance Review

On an annual basis, the Compliance Department will review the firm’s proxy voting policies and procedures, as required per Rule 206(4)-7, to confirm that they are adequate, effective, and designed to ensure that proxies are voted in clients’ best interests.

Recordkeeping

Parametric will maintain, in an easily accessible place for a period of seven years, all requisite proxy voting books and records, including but not limited to: (1) proxy voting policies and procedures, (2) proxy statements received on behalf of client accounts, (3) proxies voted, (4) copies of any documents that were material to making a decision how to vote proxies, and (5) client requests for proxy voting records and Parametric’s written response to any client request.

RBC Global Asset Management (UK) Limited (“RBC GAM”)

RBC GAM has adopted the Royal Bank of Canada Global Asset Management group (the “RBC GAM group”) Proxy Voting Policy and Guidelines and the related procedures which apply to all funds and client accounts over which the RBC GAM group entities have been delegated the authority to vote proxies.

The Proxy Voting Guidelines are comprehensive and set out detailed guidelines on areas that include (i) structure and independence of the board of directors; (ii) management and director compensation; (ii) takeover protection; (iii) shareholder rights and (iv) environmental and social shareholder proposals. The Proxy Voting Guidelines are reviewed and updated on an annual basis as corporate governance best practice evolves. The Proxy Voting Guidelines are applied in Canada, the United States, the United Kingdom, Ireland, Australia, and New Zealand. In all other markets, the RBC GAM group utilizes the local proxy voting guidelines of a research provider, Institutional Shareholder Services (“ISS”). It should be noted that the Proxy Voting Guidelines may not specifically address each voting issue that may be encountered. In these cases, the RBC GAM group will generally follow the research provider’s local proxy voting guidelines, after reviewing and agreeing with their implementation. In all cases, the RBC GAM group reviews each meeting and proposal. The RBC GAM group has the ability to override the recommended votes of the aforementioned research provider.

A Proxy Voting Committee has been formed and is responsible for: (i) instances where it is in the best interests of a client to deviate from the Proxy Voting Guidelines based on the unique circumstances of a certain ballot item; (ii) where the proxy voting may give rise to an actual or perceived conflict of interest; or (iii) unusual circumstances regarding corporate action items. Proxy voting decisions are made by the Proxy Voting Committee based on a review of the voting matter with the portfolio managers and if the Chief Investment Officer deems necessary with the Chief Executive Officer and/or the Board of Directors of the relevant RBC GAM Group entity. If any member of the Proxy Voting Committee is aware of a conflict of interest related to himself or herself and the exercise of the proxy voting rights, that member will excuse themselves from any discussions or decision making process concerning that proxy voting matter.

Institutional Shareholder Service (“ISS”) provides proxy voting administration services. ISS makes a recommendation as to how each ballot item should be voted in accordance with the Proxy Voting Guidelines. Each recommendation is reviewed by the RBC GAM Group’s Corporate Governance & Responsible Investment team prior to the vote being submitted with input from the applicable investment team(s), as required.

RhumbLine Advisers (“RhumbLine”)

Unless otherwise instructed by a client, RhumbLine is generally authorized by its clients to vote proxies for the securities held in client investment accounts. At their election, however, clients may retain this authority. When RhumbLine retains the final authority and responsibility for such voting, it is subject to reasonable written restrictions or voting instructions by its clients. RhumbLine keeps records of proxy voting available for inspection by each client and provides proxy voting records to each client annually. RhumbLine also monitors such voting for any potential conflicts of interest and maintains procedures to deal with these issues appropriately. Clients who wish to obtain a copy of RhumbLine’s complete proxy voting policy or who have questions regarding proxy voting decisions in their accounts should contact the Chief Compliance Officer. To assist in its voting process, RhumbLine Advisers has engaged with Institutional Shareholder Services Inc. (ISS), a proxy voting adviser that specializes in the provision of proxy research, vote recommendations and related governance research services. ISS provides an end-to-end proxy voting platform and leading compliance and risk-management solutions for institutional investors worldwide. RhumbLine has delegated to ISS the authority to vote its clients’ proxies consistent with predetermined ISS voting policies. Unless otherwise specified by the client, ballots for securities in client portfolios will be voted according to the ISS U.S. Corporate Governance Policy. A client may request to have any of their separately managed accounts voted along one of the specialized voting policies. ISS is a member of the UN PRI, and its voting recommendations incorporate those principles. In addition, ISS offers specific proxy voting policies to its customers that select such policies, including sustainability and socially responsible investing policies. ISS also customizes proxy voting policies to specific requests. ISS also provides RhumbLine with reporting that reflects proxy voting activities for RhumbLine client portfolios and additional reporting to provide information for appropriate monitoring of such delegated responsibilities. ISS monitors the incoming ballots of RhumbLine’s accounts and performs ballot-to- account reconciliations to help ensure that ISS is receiving all ballots for accounts with voting rights. RhumbLine may have a conflict of interest related to voting certain securities of publicly held companies to which it provides investment advisory services. By maintaining the above-described proxy voting process through ISS, the votes are made based on overall predetermined voting parameters rather than their application to any particular company thereby eliminating the effect of any potential conflict of interest. ISS also maintains a Code of Ethics and written policies and procedures to identify potential conflicts of interest and prevent any potential conflicts from becoming actual conflicts. Copies of these policies are reviewed and maintained by RhumbLine’s Chief Compliance Officer (CCO). In the event that ISS does not provide a recommendation due to a conflict in voting, the CCO, or her designee, may consult RhumbLine’s Chief Investment Officer, or if necessary, ask for a recommendation. Documentation of any voting decisions will be maintained by the CCO.

Wellington Management Company LLP (“Wellington Management”)

Wellington Management has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of clients for whom it exercises proxy-voting discretion. Wellington Management’s Proxy Voting Guidelines (the “Guidelines”) set forth broad guidelines and positions on common proxy issues that Wellington Management uses in voting on proxies. In addition, Wellington Management also considers each proposal in the context of the issuer, industry and country or countries in which the issuer’s business is conducted. The Guidelines are not rigid rules and the merits of a particular proposal may cause Wellington Management to enter a vote that differs from the Guidelines. Wellington Management seeks to vote all proxies with the goal of increasing long-term client value and, while client investment strategies may differ, applying this common set of guidelines is consistent with the investment objective of achieving positive long-term investment performance for each client.

STATEMENT OF POLICY

Wellington Management:

1)	Votes client proxies for which clients have affirmatively delegated proxy-voting authority, in writing, unless it has arranged in advance with the client to limit the circumstances in which it would exercise voting authority or determines that it is in the best interest of one or more clients to refrain from voting a given proxy.

2)	Votes all proxies in the best interests of the client for whom it is voting.

3)	Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

RESPONSIBILITY AND OVERSIGHT

The Investment Research Group (“Investment Research”) monitors regulatory requirements with respect to proxy voting and works with the firm’s Legal and Compliance Group and the Investment Stewardship Committee to develop practices that implement those requirements. Investment Research also acts as a resource for portfolio managers and research analysts on proxy matters as needed.

Day-to-day administration of the proxy voting process is the responsibility of Investment Research. The Investment Stewardship Committee is responsible for oversight of the implementation of the Global Proxy Policy and Procedures, review and approval of the Guidelines, identification and resolution of conflicts of interest, and for providing advice and guidance on specific proxy votes for individual issuers. The Investment Stewardship Committee reviews the Global Proxy Policy and Procedures annually.

PROCEDURES

Use of Third-Party Voting Agent

Wellington Management uses the services of a third-party voting agent for research, voting recommendations, and to manage the administrative aspects of proxy voting. The voting agent processes proxies for client accounts, casts votes based on the Guidelines and maintains records of proxies voted. Wellington Management complements the research received by its primary voting agent with research from another voting agent.

Receipt of Proxy

If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent.

Reconciliation

Each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. This reconciliation is performed at the ballot level. Although proxies received for private securities, as well as those received in non-electronic format, are voted as received, Wellington Management is not able to reconcile these ballots, nor does it notify custodians of non-receipt.

Research

In addition to proprietary investment research undertaken by Wellington Management investment professionals, Investment Research conducts proxy research internally, and uses the resources of a number of external sources including third-party voting agents to keep abreast of developments in corporate governance and of current practices of specific companies.

Proxy Voting

Following the reconciliation process, each proxy is compared against the Guidelines, and handled as follows:

·	Generally, issues for which explicit proxy voting guidance is provided in the Guidelines (i.e., “For”, “Against”, “Abstain”) are voted in accordance with the Guidelines.

·	Issues identified as “case-by-case” in the Guidelines are further reviewed by Investment Research. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

·	Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.

Wellington Management reviews a subset of the voting record to ensure that proxies are voted in accordance with these Global Proxy Policy and Procedures and the Guidelines; and ensures that documentation and reports, for clients and for internal purposes, relating to the voting of proxies are promptly and properly prepared and disseminated.

Material Conflict of Interest Identification and Resolution Processes

Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Investment Stewardship Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Investment Stewardship Committee encourages all personnel to contact Investment Research about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Investment Stewardship Committee to determine if there is a conflict and if so whether the conflict is material.

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Investment Stewardship Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Investment Stewardship Committee should convene.

OTHER CONSIDERATIONS

In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following are potential instances in which a proxy vote might not be entered.

Securities Lending

In general, Wellington Management does not know when securities have been lent out pursuant to a client’s securities lending program and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may determine voting would outweigh the benefit to the client resulting from use of securities for lending and recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

Share Blocking and Re-registration

Certain countries impose trading restrictions or requirements regarding re-registration of securities held in omnibus accounts in order for shareholders to vote a proxy. The potential impact of such requirements is evaluated when determining whether to vote such proxies.

Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs

Wellington Management may abstain from voting a proxy when the proxy statement or other available information is inadequate to allow for an informed vote, when the proxy materials are not delivered in a timely fashion or when, in Wellington Management’s judgment, the costs exceed the expected benefits to clients (such as when powers of attorney or consularization are required).

ADDITIONAL INFORMATION Wellington Management maintains records related to proxies pursuant to Rule 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws. In addition, Wellington Management discloses annually how it has exercised its voting rights for significant votes, as require by the EU Shareholder Rights Directive II (“SRD II”). Wellington Management provides clients with a copy of its Global Proxy Policy and Procedures, including the Guidelines, upon written request. In addition, Wellington Management will provide specific client information relating to proxy voting to a client upon written request.

XY Investments LLC (“XY Investments”)

Given that XY Investments will primarily invest using swaps, the opportunity to vote proxy is limited. However, in cases where voting is available, it is XY Investments’ policy is to vote in the best interest of the Portfolio at all times. The firm has procedures that are designed to ensure that proxies are voted in the best interests of the Portfolio per its fiduciary duties and SEC regulations. Proxy votes will generally be cast in support of management on routine matters and proposals that are in the interest of all shareholders or increases shareholder rights and value.

All proxies received by XY Investments are logged and distributed to the investment team for recommendations. Upon receipt of these recommendations, the firm’s compliance team will document the recommendations and vote the proxy according to the recommendations and in accordance with the Proxy Voting Policy.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

Grant Thornton LLP (“Grant Thornton”) serves as the Trust’s independent registered public accounting firm.  Grant Thornton’s address is Two Commerce Square, 2001 Market Street, suite 700, Philadelphia, PA 19103. Prior to December 15, 2020, another firm served as the Trust’s independent registered public accounting firm. The Trust’s financial statements as of June 30, 2022 and June 30, 2021 have been audited by Grant Thornton. Such financial statements and accompanying reports are set forth in the Trust’s Annual Report to Shareholders, which accompanies this Statement of Additional Information and is incorporated herein by reference.

The Trust’s financial statements as of June 30, 2020, June 30, 2019 and June 30, 2018 were audited by the Trust’s former independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”) whose address is 41 South High Street, Suite 2500, Columbus, OH, 43215. PwC’s report, along with the 2020 financial statements, are incorporated herein by reference.

RATINGS APPENDIX

RATINGS FOR CORPORATE DEBT SECURITIES

Moody’s Investors Service, Inc.	Standard & Poor’s Ratings Services

Aaa	AAA

Judged to be of the best quality; smallest degree of investment risk.	This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

Aa	AA

Judged to be of high quality by all standards; together with Aaa group, comprise what are generally known as “high grade bonds.”	Also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong.

A	A

Possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.	Strong capacity to pay principal and interest, although securities in this category are somewhat upper medium grade more susceptible to the adverse effects of changes in circumstances and economic conditions.

Baa	BBB

Medium grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for present but certain protective elements may be lacking or unreliable over time. Lacking in outstanding investment characteristics and have speculative characteristics as well.	Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Although they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

Ba	BB

Judged to have speculative elements: their future cannot be considered as well assured. Often the protection of interest and principal payments may every moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this class.	Bonds rated BB are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

B	B

Generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.	Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

Caa	CCC

Of poor standing, such issues may be in default or there may be present elements of danger with respect to principal or interest.

Bonds rated CCC have a current vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

Ca	CC

Represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Bonds rated CC have a current high vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.

The rating CC is also applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C	C

The lowest rated class; can be regarded as having extremely poor prospects of ever attaining any real investment standing.	The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI

Reserved for income bonds on which no interest is being paid.

D

In payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

RATINGS FOR MUNICIPAL SECURITIES

The following summarizes the two highest ratings used by Standard & Poor’s Ratings Services for short term municipal notes:

SP-1 — Loans bearing this designation evidence a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a (+) designation.

SP-2 — Loans bearing this designation evidence a satisfactory capacity to pay principal and interest.

The following summarizes the two highest ratings used by Moody’s Investors Service, Inc. for short term notes:

MIG-1 — Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-1 — Obligations bearing these designations are of the high quality, with margins of protection ample although not so large as in the preceding group.

RATINGS FOR COMMERCIAL PAPER

The following summarizes the two highest ratings used by Standard & Poor’s Ratings Services for commercial paper:

Commercial Paper rated A-1 by Standard & Poor’s Corporation indicated that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is strong, but the relative degree of safety is not as high as for issues designated A-1.

The following summarizes the two highest ratings used by Moody’s Investors Service, Inc. for commercial paper:

The rating Prime-1 is the highest commercial paper rating assigned by Moody’s. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

The following summarizes the ratings used by Fitch for commercial paper:

When assigning ratings, Fitch considers the historical and prospective financial condition, quality of management, and operating performance of the issuer and of any guarantor, any special features of a specific issue or guarantee, the issue’s relationship to other obligations of the issuer, as well as developments in the economic and political environment that might affect the issuer’s financial strength and credit quality. In the case of a structured financing, the quality of its underlying assets and the integrity of its legal structure are considered. In the case of banks, for which sector there is a history of rescue by sovereign “lenders of last resort” or by major shareholders, the potential strength of any such support is also taken into account in the ratings.

FITCH, INC. (“Fitch Ratings”)

Corporate Finance Obligations — Long-Term Rating Scales

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bonds ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument.

The relationship between issuer scale and obligation scale assumes an historical average recovery of between 30%–50% on the senior, unsecured obligations of an issuer. As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity’s issuer rating or Issuer Default Rating (“IDR”).

AAA — Highest credit quality. ‘AAA’ denotes the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA — Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A — High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB — Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB — Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B — Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC — Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC — Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.

C — Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Notes: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘B’.

The subscript ‘emr’ is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.

Short-Term Ratings Assigned to Obligations in Corporate, Public and Structured Finance

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F-1 Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F-2 Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F-3 Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B -Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C- High short-term default risk. Default is a real possibility.

R-D Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D- Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

KROLL BOND RATING AGENCY

Long-Term Credit Ratings

Kroll Bond Rating Agency (KBRA) assigns credit ratings to issuers and their obligations using the same rating scale. In either case, KBRA’s ratings are intended to reflect both the probability of default and severity of loss in the event of default, with greater emphasis on probability of default at higher rating categories. For obligations, the determination of expected loss severity is, among other things, a function of the seniority of the claim. Generally speaking, issuer-level ratings assume a loss severity consistent with a senior unsecured claim. KBRA appends an (sf) indicator to ratings assigned to structured obligations. These definitions should be used in conjunction with KBRA’s rating methodologies.

AAA –   Determined to have almost no risk of loss due to credit-related events. Assigned only to the very highest quality obligors and obligations able to survive extremely challenging economic events.

AA -        Determined to have minimal risk of loss due to credit-related events. Such obligors and obligations are deemed very high quality.

A -           Determined to be of high quality with a small risk of loss due to credit-related events. Issuers and obligations in this category are expected to weather difficult times with low credit losses.

BBB -     Determined to be of medium quality with some risk of loss due to credit-related events. Such issuers and obligations may experience credit losses during stressed environments.

BB -        Determined to be of low quality with moderate risk of loss to credit-related events. Such issuers and obligations have fundamental weaknesses that create moderate credit risk.

B -           Determined to be of very low quality with high risk of loss due to credit-related events. These issuers and obligations contain many fundamental shortcomings that create significant credit risk.

CCC -     Determined to be at substantial risk of loss due to credit-related events, near default, or in default with high recovery expectations.

CC -        Determined to be near default or in default with average recovery expectations.

C -           Determined to be near default or in default with low recovery expectations.

D -           KBRA defines default as occurring if:

1.	There is a missed interest payment, principal payment, or preferred dividend payment, as applicable, on a rated obligation which is unlikely to be recovered.

2.	The rated entity files for protection from creditors, is placed into receivership, or is closed by regulators such that a missed payment is likely to result.

3.	The rated entity seeks and completes a distressed exchange, where existing rated obligations are replaced by new obligations with a diminished economic value.

DBRS/MORNINGSTAR

Long-Term Obligations Scale

All rating categories other than AAA and D also contain subcategories (high) and (low). The absence of either a (high) or (low) designation indicates the rating is in the middle of the category.

AAA –    Highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be affected by future events.

AA -        Superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from AAA only to a small degree. Unlikely to be significantly vulnerable to future events.

A -           Good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA. May be vulnerable to future vents, but qualifying negative factors are considered manageable.

BBB -     Adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

BB -        Speculative, non-investment grade credit quality. The capacity for payment of financial obligations is uncertain. Vulnerable to future events.

B -           Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

CCC / CC /C -    Very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although CC and C ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the CCC to B range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the C category.

D -          When the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to D may occur. DBRS Morningstar may also use SD (Selective Default) in cases where only some securities are impacted, such as in the case of a distressed exchange.

EGAN JONES RATINGS COMPANY

Long Term Credit Ratings

AAA -    Egan-Jones expects AAA ratings to have the highest level of creditworthiness with the lowest sensitivity to evolving credit conditions.

AA -        Egan-Jones expects AA ratings to have a higher level of creditworthiness with very low sensitivity to evolving credit conditions.

A -            Egan-Jones expects A ratings to have the high level of creditworthiness with low sensitivity to evolving credit conditions.

BBB -      Egan-Jones expects 'BBB' ratings to have the moderate level of creditworthiness with moderate sensitivity to evolving credit conditions.

BB, B, CCC, CC, and C

Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB -        Egan-Jones expects BB ratings to have a low level of creditworthiness with high sensitivity to evolving credit conditions.

B -           Egan-Jones expects B ratings to have a lower level of creditworthiness with higher sensitivity to evolving credit conditions.

CCC -     Egan-Jones expects CCC ratings to have a lowest level of creditworthiness with highest sensitivity to evolving credit conditions.

CC -        Egan-Jones expects CC ratings to have the lowest level of creditworthiness and some expectation of recovery.

C -           Egan-Jones expects C ratings to have the lowest level of creditworthiness and little expectation of recovery.

D -          Egan-Jones expects D ratings to have the no determinable level of creditworthiness with uncertain recovery expectations.

Plus (+) or minus (-)

The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Egan-Jones's does not rate a particular obligation as a matter of policy.

EJR derives its "watch" assignments from the difference between the current and projected ratings. No difference between the two results in a "stable" watch, a higher projected rating results in a "positive" or "POS" watch and a lower projected rating results in a "negative" or "NEG" watch. The absence of a projected rating results in a "developing" or "DEV" watch. The addition of a POS or NEG is at the discretion of the analyst or Rating Committee and usually results from the direction the rate is expected to move over time.

For structured finance ratings, EJR will assign the "(sf)" modifier to any related ratings. Where applicable, a "AAA" rating in structured finance would be denoted by a "AAA(sf)"; the "(sf)" symbol only indicates that the security is a structured finance instrument. The following asset types are generally considered SF transactions and would therefore be assigned the "sf" modifier: asset-backed securities (ABS), residential mortgage-backed securities (RMBS), commercial mortgage-backed securities (CMBS), collateralized debt obligations (CDOs), insurance securitizations, and asset-backed commercial paper (ABCP) programs. The list presented here is not intended to be all inclusive or an exhaustive list of SF securities that would carry the "(sf)" symbol.